UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________________
SCHEDULE 14A
____________________________________________________
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

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Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SANGAMO THERAPEUTICS, INC.
(Name of Registrant as Specified In Its Charter)
____________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Notice of 2024 Annual Meeting and Proxy Statement

June 4, 2024 | 8:30 a.m. Pacific Time

Notice of Annual
Meeting of Stockholders

Date	Time	Virtual Location

Tuesday, June 4, 2024	8:30 a.m. Pacific Time	meetnow.global/MJQ9LPD
To the Stockholders of Sangamo Therapeutics, Inc.:
You are cordially invited to attend the 2024 Annual Meeting of Stockholders, or the Annual Meeting, of Sangamo Therapeutics, Inc., a Delaware corporation (referred to herein as the Company, Sangamo, we or us). The Annual Meeting will be held in an online-only format through a live webcast at meetnow.global/MJQ9LPD on Tuesday, June 4, 2024, at 8:30 a.m. Pacific Time. You will not be able to attend the meeting in person. The Annual Meeting will be held for the following purposes:

01
To elect the nine nominees for director named in the proxy statement, or the Proxy Statement, to serve on the Board of Directors until the next annual meeting of stockholders to be held in 2025 and until their successors are duly elected and qualified;

Your Vote is Important!

You are cordially invited to attend the Annual Meeting through the live webcast. Whether or not you expect to access the live webcast of the Annual Meeting, please vote over the telephone or the Internet, or, if you receive a paper proxy card by mail, by completing, dating, signing and returning the proxy card, as promptly as possible in order to ensure your representation at the Annual Meeting. Even if you have voted by proxy before the Annual Meeting, you may still vote your shares online at the Annual Meeting by clicking on the “Cast Your Vote” link in the meeting center. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must register in advance to attend and vote online at the Annual Meeting as described in the proxy statement.

02	To approve, on an advisory basis, the compensation of our named executive officers, or NEOs, as described in the Proxy Statement;
03
To approve the amendment and restatement of the Sangamo Therapeutics, Inc. 2018 Equity Incentive Plan, or the 2018 Plan, to, among other things, increase the aggregate number of shares of our common stock reserved for issuance under the 2018 Plan by 11,000,000 shares;

04
To approve an amendment of our Seventh Amended and Restated Certificate of Incorporation, as amended, or the Restated Certificate, to increase the total number of shares of our common stock authorized for issuance from 640,000,000 to 960,000,000 shares;

05	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2024; and
06	To transact such other business as may properly come before the meeting.

These items of business are more fully described in the accompanying Proxy Statement.
The record date for the Annual Meeting is April 8, 2024. Only stockholders of record at the close of business on that date may vote at the Annual Meeting or any adjournment or postponement thereof.
Sincerely,
Alexander D. Macrae
President and Chief Executive Officer
Richmond, California
April 19, 2024

Important Notice Regarding the Availability of Proxy Materials for the Stockholders’ Meeting to Be Held on Tuesday, June 4, 2024 at 8:30 a.m. Pacific Time at meetnow.global/MJQ9LPD.
The proxy statement and 2023 annual report to stockholders are available at www.envisionreports.com/SGMO.

SANGAMO THERAPEUTICS, INC. | 501 Canal Boulevard | Richmond, California 94804
PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS | To Be Held on June 4, 2024
Questions and Answers About These Proxy Materials and Voting
Why am I receiving these materials?
Our Board of Directors (referred to herein as the Board of Directors or the Board) is soliciting your proxy to vote at the Annual Meeting, including at any adjournments or postponements of the Annual Meeting. This Proxy Statement contains important information regarding the Annual Meeting, the proposals on which you are being asked to vote, information you may find useful in determining how to vote and voting procedures. You are invited to attend the Annual Meeting online to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions found below to submit your proxy over the telephone or through the Internet.
We intend to first mail or otherwise make our proxy materials available to stockholders on or about April 19, 2024.
Why did I receive a notice regarding the availability of proxy materials on the Internet?
Most of our stockholders holding their shares in “street name” will not receive paper copies of our proxy materials (unless requested) and will instead be sent a Notice of Internet Availability of Proxy Materials, or Notice, from the brokerage firms, banks or other agents holding their accounts. All “street name” stockholders receiving a Notice will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice.
Why did I receive a full set of proxy materials in the mail instead of a notice regarding the Internet availability of proxy materials?
We are providing stockholders of record who hold shares in their own name and stockholders who have previously requested a printed set of our proxy materials with paper copies of our proxy materials instead of a Notice.
How do I attend and vote at the Annual Meeting as a stockholder of record?
The Annual Meeting will be held through a live webcast at meetnow.global/MJQ9LPD on Tuesday, June 4, 2024, at 8:30 a.m. Pacific Time. You will not be able to attend the Annual Meeting in person. At the time and date of the Annual Meeting, Sangamo stockholders of record as of April 8, 2024 can attend, ask questions, and vote by accessing the meeting center at meetnow.global/MJQ9LPD and entering the 15-digit control number on the proxy card or Notice. Stockholders of record can vote their shares by clicking on the “Cast Your Vote” link in the meeting center.
How do I register to attend and vote at the Annual Meeting as a beneficial owner?
Beneficial owners as of April 8, 2024 (i.e., shares held in “street name” through an intermediary, such as a bank or broker) must register in advance to attend and vote online at the Annual Meeting. To register to attend the Annual Meeting online by webcast, stockholders must submit proof of proxy power (legal proxy) reflecting the number of shares of Sangamo common stock held as of April 8, 2024, along with name and email address, to Computershare at legalproxy@computershare.com. Requests for registration must be labeled as “Legal Proxy” and must be received no later than 2:00 p.m., Pacific Time, on Thursday, May 30, 2024. Stockholders will receive a confirmation of registration with a control number by email

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Table of Contents	Questions and Answers About Proxy Materials and Voting
from Computershare after we receive such stockholders’ registration materials. At the time and date of the Annual Meeting, registered beneficial owners can attend by accessing the meeting center at meetnow.global/MJQ9LPD and entering the 15-digit control number on the proxy card or Notice. Registered beneficial owners can vote their shares by clicking on the “Cast Your Vote” link in the meeting center.
What if I cannot find my control number?
If you are a stockholder of record, you will find your control number in the shaded bar or below the voting instructions on the front of the proxy card or Notice you received. Please enter the control number without any spaces. If you are a beneficial owner in “street name,”, in order to obtain a control number, you will need to obtain a legal proxy from the holder of record and submit proof of legal proxy in accordance with the instructions in the preceding question above. If you are not able to find your control number or obtain a control number, you may attend the Annual Meeting as a guest, but you will not be able to vote your shares during the Annual Meeting.
How do I attend the Annual Meeting as a guest?
At the time and date of the Annual Meeting, guests can attend by accessing the meeting center at meetnow.global/MJQ9LPD, clicking on the “I am a Guest” button and entering the information requested on the following screen. If you login as a guest, you will not be able to vote your shares during the Annual Meeting, but you will be able to ask questions.
How do I ask questions at the Annual Meeting?
Stockholders of record, registered beneficial owners and those logged in as guests will be allowed to submit questions and comments before and during the Annual Meeting. You may submit questions before the Annual Meeting at meetnow.global/MJQ9LPD. During the Annual Meeting, you may only submit questions online to Sangamo’s representatives in the question box provided at meetnow.global/MJQ9LPD. In both cases, stockholders of record and registered beneficial owners must have available their 15-digit control number provided in the Notice or proxy card (if you received a printed copy of the proxy materials) in order to submit questions. Those logged in as guests do not need a 15-digit control number to submit questions. We will respond to as many inquiries at the Annual Meeting as time allows.
What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the meeting center?
We will have technicians ready to assist you with any technical difficulties you may have accessing the meeting center at meetnow.global/MJQ9LPD. If you encounter any difficulties accessing the Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting website log-in page.
How can I access the list of stockholders of record?
During the 10 days prior to the Annual Meeting, stockholders may request to view a list of stockholders of record for any purpose germane to the Annual Meeting by sending an email to investor@sangamo.com.

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Table of Contents	Questions and Answers About Proxy Materials and Voting
What am I voting on?
There are five matters scheduled for a vote at the Annual Meeting:

Proposal		Board Recommendation	Page #

01	Election of the nine nominees for director named in this Proxy Statement to serve on the Board of Directors until the next annual meeting of stockholders to be held in 2025 or until their successors are duly elected and qualified (Proposal No. 1)	FOR	8
02	Advisory approval of the compensation of our NEOs as described in this Proxy Statement (Proposal No. 2)	FOR	24
03	Approval of the amendment and restatement of the 2018 Plan to, among other things, increase the aggregate number of shares of our common stock reserved for issuance under the 2018 Plan by 11,000,000 shares (Proposal No. 3)	FOR	25
04	Approval of an amendment of our Restated Certificate to increase the total number of shares of our common stock authorized for issuance from 640,000,000 to 960,000,000 shares (Proposal No. 4)	FOR	40
05	Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024 (Proposal No. 5)	FOR	43
What if another matter is properly brought before the Annual Meeting?
The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, or with respect to any adjournment or postponement thereof, it is the intention of the proxy holders to vote on such matters in accordance with their best judgment. Discretionary authority for them to do so is provided for in the proxy.
How do I vote?
For each of the matters to be voted on at the Annual Meeting including voting for each nominee for director, you may vote “For” or “Against” or abstain from voting.
The procedures for voting are fairly simple:
Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote online at the Annual Meeting or, vote by proxy before the Annual Meeting over the telephone, through the Internet or using the enclosed proxy card. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend and vote online at the Annual Meeting even if you have already voted by proxy beforehand.
•To vote at the Annual Meeting, click on the “Cast Your Vote” link in the meeting center at meetnow.global/MJQ9LPD.
•To vote using the enclosed proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.
•To vote over the telephone, dial toll-free 1-800-652-VOTE (8683) within the United States, U.S. territories and Canada using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the enclosed proxy card. Your telephone vote must be received by 1:00 a.m. Eastern Time on June 4, 2024 to be counted.

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Table of Contents	Questions and Answers About Proxy Materials and Voting
•To vote through the Internet, go to http://www.envisionreports.com/SGMO to complete an electronic proxy card. You will be asked to provide the company number and control number from the enclosed proxy card. Your Internet vote must be received by 1:00 a.m. Eastern Time on June 4, 2024 to be counted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a Notice containing voting instructions from that organization rather than from us. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. You must follow the instructions provided by your broker, bank or other agent to vote your shares per your instructions. To vote online at the Annual Meeting, you must obtain a valid legal proxy from your broker, bank or other agent. Follow the instructions included with these proxy materials, or contact that organization to request a legal proxy form.
Internet and telephone proxy voting may be provided by your broker, bank or other agent to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.
How many votes do I have?
On each matter to be voted upon, you have one vote for each share of common stock you owned as of April 8, 2024.
If I am a stockholder of record and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?
If you are a stockholder of record and do not vote through the Internet, by telephone, by completing your proxy card or online at the Annual Meeting, your shares will not be voted.
If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted “For” each of the proposals, including “For” each nominee for director named herein. If any other matter is properly presented at the Annual Meeting, the proxy holders have discretionary authority to vote all proxies in accordance with their best judgment.
If I am a beneficial owner of shares held in street name and I do not provide my broker or bank with voting instructions, what happens?
If you are a beneficial owner of shares held in street name and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion. In this regard, under the rules of the New York Stock Exchange, or NYSE, brokers, banks and other securities intermediaries that are subject to NYSE rules may use their discretion to vote your “uninstructed” shares with respect to matters considered to be “routine” under NYSE rules, but not with respect to “non-routine” matters. We have been advised by the NYSE that Proposal Nos. 1, 2 and 3 are considered to be “non-routine” under NYSE rules meaning that your broker may not vote your shares on those proposals in the absence of your voting instructions. We have been advised by the NYSE that Proposal Nos. 4 and 5 are considered “routine” matters under NYSE rules, meaning that if you do not return voting instructions to your broker by its deadline, your shares may be voted by your broker in its discretion on such proposals.
If you are a beneficial owner of shares held in street name, to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

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Table of Contents	Questions and Answers About Proxy Materials and Voting
Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, by email or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
What does it mean if I receive more than one set of proxy materials, or more than one Notice, or combination thereof?
If you receive more than one set of proxy materials, or more than one Notice, or combination thereof, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each set of proxy materials or Notices to ensure that all of your shares are voted.
Can I change my vote after submitting my proxy?
Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:
•You may grant a subsequent proxy by telephone or through the Internet.
•You may submit another properly completed proxy card with a later date.
•You may send a timely written notice that you are revoking your proxy to Proxy Services, c/o Computershare Investor Services, P.O. Box 43001, Providence, RI 02940-3001. Such notice will be considered timely if it is received at the indicated address by the close of business on Monday, June 3, 2024.
•You may attend the Annual Meeting via the live webcast and vote your shares online by clicking on the “Cast Your Vote” link in the meeting center at meetnow.global/MJQ9LPD. Simply attending the Annual Meeting via the live webcast will not, by itself, revoke your proxy.
Your most current proxy card or telephone or Internet proxy is the one that is counted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank

If your shares are held by your broker, bank or other agent, you should follow the instructions provided by your broker, bank or other agent.
How are votes counted?
Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count votes “For” and “Against”, abstentions and, if applicable, broker non-votes.
What are “broker non-votes?”
As discussed above, when a beneficial owner of shares held in street name does not give voting instructions to his or her broker, bank or other securities intermediary holding his or her shares as to how to vote on matters deemed to be “non-routine” under NYSE rules, the broker, bank or other such agent cannot vote the shares. These un-voted shares are counted as “broker non-votes.” We have been advised by the NYSE that Proposal Nos. 1, 2 and, 3 are considered to be “non-routine” under NYSE rules and we therefore expect broker non-votes to exist in connection with those proposals.

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Table of Contents	Questions and Answers About Proxy Materials and Voting
As a reminder, if you are a beneficial owner of shares held in street name, to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.
How many votes are needed to approve each proposal? How are abstentions and broker non-votes treated?
The following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions and broker non-votes.

Proposal Number	Proposal Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes

01	Election of directors
As this is an uncontested election, each director nominee will be elected by the vote of a majority of the votes cast with respect to the director (i.e., the number of votes cast “For” a nominee’s election must exceed the number of votes cast “Against” that nominee’s election). Pursuant to our Fifth Amended and Restated Bylaws, or our Bylaws, any incumbent director who does not receive the required majority votes at the Annual Meeting must promptly tender his or her resignation to the Board, and the Board, after considering the recommendation of the Nominating and Corporate Governance Committee regarding such resignation, will determine whether to accept or reject the resignation. For a more detailed description of the majority voting process, see “Proposal No. 1: Election of Directors—General” below.
			No effect	No effect

02	Advisory approval of the compensation of our NEOs	“For” votes from holders of a majority in voting power of the shares present online or represented by proxy at the Annual Meeting and entitled to vote on this proposal.	Against	No effect

03
Approval of the amendment and restatement of the 2018 Plan to, among other things, increase the aggregate number of shares of our common stock reserved for issuance under the 2018 Plan by 11,000,000 shares
		“For” votes from holders of a majority in voting power of the shares present online or represented by proxy at the Annual Meeting and entitled to vote on this proposal.	Against	No effect

04	Approval of an amendment of our Restated Certificate to increase the total number of shares of our common stock authorized for issuance from 640,000,000 to 960,000,000 shares	“For” votes from a majority of the votes cast on the proposal.	No effect	Brokers have discretion to vote(1)

05	Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2024	“For” votes from a majority in voting power of the shares present online or represented by proxy at the Annual Meeting and entitled to vote on this proposal.	Against	Brokers have discretion to vote(1)

(1)We have been advised by the NYSE that this proposal is considered a “routine” matter under NYSE rules. Accordingly, if you hold your shares in street name and do not provide voting instructions to your broker, bank or other agent that holds your shares, your broker, bank or other agent has discretionary authority under NYSE rules to vote your shares on this proposal. For more information, see “If I am a beneficial owner of shares held in street name and I do not provide my broker or bank with my voting instructions, what happens?” and “What are ‘broker non-votes?’” above. As a reminder, if you are a beneficial owner of shares held in street name, to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

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Table of Contents	Questions and Answers About Proxy Materials and Voting
What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority in voting power of the outstanding shares issued and entitled to vote at the Annual Meeting are present online or represented by proxy at the Annual Meeting. On the record date, there were 207,495,609 shares of common stock outstanding and entitled to vote.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, either the Chair of the Board, without a stockholder vote, or the stockholders so present, by a majority in voting power thereof, may adjourn the meeting to another date.
How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.
When are stockholder proposals and director nominations due for next year’s Annual Meeting?
To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by December 20, 2024, to our Corporate Secretary at 501 Canal Boulevard, Richmond, California 94804, and you must comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act. However, if our 2025 Annual Meeting of Stockholders is not held between May 5, 2025 and July 4, 2025, then the deadline will be a reasonable time prior to the time that we begin to print and send our proxy materials.
Pursuant to our Bylaws, if you wish to bring a proposal before the stockholders or nominate a director at the 2025 Annual Meeting of Stockholders, but you are not requesting that your proposal or nomination be included in next year’s proxy materials, you must notify our Corporate Secretary, in writing, not later than the close of business on March 6, 2025 nor earlier than the close of business on February 5, 2025. However, if our 2025 Annual Meeting of Stockholders is not held between May 5, 2025 and July 4, 2025, to be timely, notice by the stockholder must be received not later than the 10th day following the day on which the first public announcement of the date of the 2025 Annual Meeting is made or the notice of the meeting is mailed, whichever first occurs. You are also advised to review our Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.
The chair of the Annual Meeting may determine, if the facts warrant, that a matter has not been properly brought before the meeting and, therefore, may not be considered at the meeting.

Sangamo Therapeutics	7	2024 Proxy Statement

Proposal No. 1:
Election of Directors
Our Board currently consists of nine directors and there are nine nominees for director this year. Proxies may not be voted for a greater number of persons than the number of nominees named in this Proxy Statement. Each director to be elected and qualified will serve until the next annual meeting of stockholders and until a successor for such director is duly elected and qualified, or until the earlier death, resignation or removal of such director. The nominees for election have agreed to serve if elected, and management has no reason to believe that such nominees will be unavailable or, if elected, will decline to serve. In the event the nominees are unable or decline to serve as directors at the time of the Annual Meeting, the proxies will be voted for any nominee who may be designated by the present Board of Directors to fill the vacancy, or alternatively, the Board may leave a vacancy on the Board or reduce the size of the Board. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the nominees named below.
Each of the nominees has been previously elected by our stockholders. While the Nominating and Corporate Governance Committee and the Board chose to nominate Dr. Alexander D. Macrae, our CEO, for election to the Board for the reasons set forth in his biography below, Dr. Macrae’s employment agreement also provides that the Board shall nominate Dr. Macrae for election as a member of the Board at each annual meeting of stockholders occurring while Dr. Macrae’s employment agreement is in effect.
Each of the nine nominees set forth in this Proxy Statement will be elected by the majority of the votes cast with respect to such nominee, which means that the number of votes “For” a nominee’s election must exceed the number of votes “Against” that nominee (with abstentions and broker non-votes not counted as either a “For” or “Against” vote for that nominee’s election). If an incumbent director does not receive the required majority vote, the director is required under our Bylaws to promptly tender his or her resignation to the Board. Within 90 days after the Annual Meeting, the Nominating and Corporate Governance Committee will make a recommendation to the Board as to whether to accept or reject the resignation. The Board will act by taking into account such committee’s recommendation. If the Board does not accept the resignation, the Board is required to publicly disclose its decision and the rationale behind the decision.

Board Recommendation

The Board of Directors unanimously recommends voting “FOR” the election of each of the Board of Directors’ nominees. This year’s nominees are Alexander D. Macrae, Courtney Beers, Robert F. Carey, Kenneth J. Hillan, Margaret A. Horn, John H. Markels, James R. Meyers, H. Stewart Parker, and Karen L. Smith.

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Table of Contents	Proposal No. 1
Nominees
The following includes a brief biography of each nominee for director, including their respective ages as of April 8, 2024. Each biography includes information regarding the specific experience, qualifications, attributes or skills that led the Nominating and Corporate Governance Committee and the Board to determine that the applicable nominee should serve as a member of the Board.

Alexander D. Macrae

Alexander D. Macrae, M.B., Ch.B., Ph.D., age 61, has served as our President and Chief Executive Officer and as a member of our Board of Directors since June 2016.
Dr. Macrae has over 20 years of experience in the pharmaceutical industry most recently serving as the Global Medical Officer of Takeda Pharmaceutical Company Limited, or Takeda, a public global biopharmaceutical company, from 2012 to March 2016, where he established and led the Global Medical Office, which encompassed medical affairs, regulatory affairs, pharmacovigilance, outcomes research and epidemiology, quantitative sciences and knowledge and informatics. From 2001 to 2012, Dr. Macrae held roles of increasing responsibility at GlaxoSmithKline plc, or GSK, a public global healthcare company, including Senior Vice President, Emerging Markets Research and Development from 2009 to 2012. In that position, he provided expertise and resources to create a first-of-its-kind group to expand GSK’s global reach by providing research and development, or R&D, strategies, clinical development and regulatory resources to enter emerging markets and Asia-Pacific. From 2007 to 2008, he was Vice President, Business Development. In that position, he was responsible for scientific assessment and business development project leadership for the neurology, psychiatry, cardiovascular and metabolic therapeutic areas. Earlier in his career, he worked for SmithKline Beecham plc, where he was responsible for clinical development in the therapeutic areas of neurology and gastroenterology. Dr. Macrae previously served on the board of directors of 4D Pharma plc, a biopharmaceutical company from August 2019 to March 2023.
Dr. Macrae received his B.Sc. in pharmacology and his M.B., Ch.B. with honors from Glasgow University. He is a member of the Royal College of Physicians. Dr. Macrae also earned his Ph.D. in molecular genomics at King’s College, Cambridge.
The Nominating and Corporate Governance Committee and the Board believe that Dr. Macrae’s day-to-day leadership and intimate knowledge of our business and operations, as well as our relationships with partners, collaborators and investors, provides the Board with an in-depth understanding of the Company.

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Table of Contents	Proposal No. 1

Courtney Beers, Ph.D.

Courtney Beers, Ph.D. age 54 has served as a member of our Board of Directors since December 2022.
Dr. Beers has served as the Chief Scientific Officer at Tizona Therapeutics, Inc., a privately held biotechnology company, since June 2019, bringing to the role 30 years of experience in immunology and cancer research, drug development and scientific strategy and leadership. She joined Tizona in 2015 to build the pipeline and research team needed to advance work critical to the company’s strategy. During Dr. Beers’ tenure, the company has advanced two Tizona–generated therapeutics into the clinic while also building an innovative portfolio of programs with the goal of positively impacting the lives of cancer patients. Prior to joining Tizona, Dr. Beers was the Head of Cancer Immunotherapy at Oncothyreon, Inc., where she spearheaded several novel immune-modulatory biologic programs. In addition, she held roles of increasing responsibility at Amgen Inc. and Immunex Corporation in the Therapeutic Innovation Unit, as well as the Oncology Discovery Research Unit. Her immuno-oncology research resulted in multiple discovery programs and contributed to Amgen’s immunotherapy strategy and product pipeline. Dr. Beers was the Global Research Lead for Imlygic® (talimogene laherparepvec), the first oncolytic viral immunotherapy to obtain FDA approval. She also led Amgen’s AMG 228 program from inception to Phase 1 clinical trials.
Dr. Beers received her Ph.D. in Immunology from the University of Washington.
The Nominating and Corporate Governance Committee and the Board believe that Dr. Beers’ long tenure in drug development and scientific strategy provides the Board with valuable insight and contribution.

Robert F. Carey

Robert F. Carey, age 65, has served as a member of our Board of Directors since June 2016.
Mr. Carey served as co-founder and president of ACELYRIN, Inc., a biopharmaceutical company, from July 2020 to December 2022. Prior to that, Mr. Carey served as Executive Vice President, Chief Business Officer for Horizon Therapeutics plc, a biopharmaceutical company, from March 2014 to October 2019. Prior to that, he served as managing director and head of the healthcare investment banking group at JMP Securities LLC, or JMP, a full-service investment bank, from 2003 to 2014. Prior to JMP, Mr. Carey was a managing director in the healthcare groups at Dresdner Kleinwort Wasserstein LLC and Vector Securities International, Inc. He has also held roles at Shearson Lehman Hutton, Inc. and Ernst & Whinney. Mr. Carey also serves on the board of directors of Beyond Air, Inc. (formerly AIT Therapeutics, Inc.), a public medical device and biopharmaceutical company. Mr. Carey previously served on the board of directors of FS Development Corp., a public blank-check company now known as Disc Medicine, Inc., from July 2020 to February 2021.
Mr. Carey received his BBA in accountancy from the University of Notre Dame.
The Nominating and Corporate Governance Committee and the Board believe that Mr. Carey’s extensive experience and knowledge in the healthcare investment banking industry, particularly with financings, global expansion and other strategic transactions by life-science companies, as well as his role in senior management and business development for a public biopharmaceutical company, provides the Board with valuable insight and contribution.

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Table of Contents	Proposal No. 1

Kenneth J. Hillan, M.B., Ch.B.

Kenneth J. Hillan, M.B., Ch.B., age 63, has served as a member of our Board of Directors since September 2020.
From February 2019 to August 2023, Dr. Hillan served as Head of Therapeutics of 23andMe Holding Co., a public consumer genetics and research company. From January 2018 to October 2018, Dr. Hillan was President and President of R&D of Achaogen, Inc., or Achaogen, a public biopharmaceutical company. He was a member of the Board of Directors of Achaogen from October 2011 to October 2018, and Chief Executive Officer from October 2011 to December 2017. In April 2019, Achaogen filed a voluntary petition for relief under Chapter 11 of the U.S. Bankruptcy Code and most of its assets were subsequently sold to a multinational pharmaceutical company. Previously, Dr. Hillan worked at Genentech, Inc. from 1994 to 2011, where he led the medical and scientific strategies for its Immunology, Tissue Growth and Repair, or ITGR, drug portfolio, and held a number of key leadership positions in research and development, including Senior Vice President of Clinical Development, Inflammation; Vice President of ITGR; Vice President of Development Sciences; and Vice President of Research Operations and Pathology. He also served as Senior Vice President and Head of Clinical Development and Product Development Strategy in Asia-Pacific for Roche in Shanghai, China. He also serves on the board of directors of Zymeworks, Inc., a public biotechnology company. Dr. Hillan previously served on the board of directors of Relypsa, Inc. from June 2014 to September 2016, when it was acquired by Galenica AG.
Dr. Hillan received his M.B. Ch.B. (Bachelor of Medicine and Surgery) degree from the Faculty of Medicine at the University of Glasgow, United Kingdom.
The Nominating and Corporate Governance Committee and the Board believe that Dr. Hillan’s extensive experience and knowledge in the development of therapeutics and in the biotechnology industry provides the Board with valuable insight and contribution to the Company’s development of genomic medicines.

Margaret A. Horn, J.D.

Margaret A. Horn, J.D., age 61, has served as a member of our Board of Directors since December 2022.
Ms. Horn has over 30 years of leadership experience in the biotechnology industry. She has served as the Chief Operating Officer of Revolution Medicines, Inc., a public clinical-stage company developing targeted therapies for RAS-addicted cancers, since October 2018, where she leads a broad team responsible for corporate development, investor relations, legal, information sciences and facilities. She previously served as Executive Vice President and General Counsel of Revolution Medicines from December 2014 to October 2018. Earlier roles include Senior Vice President, Legal and Corporate Development at Kosan Biosciences, Inc. and Senior Vice President, Legal at Genencor International, Inc. Throughout her career, she has led important strategic and financing transactions, including research and development collaborations and commercialization agreements with big pharmaceutical companies, licenses, M&A and multiple equity financings.
Ms. Horn earned a B.S. in Pharmacy from the Philadelphia College of Pharmacy and Science, a J.D. from Villanova University Charles Widger School of Law and an executive M.B.A. from Pennsylvania State University.
The Nominating and Corporate Governance Committee and the Board believe that Ms. Horn’s extensive leadership experience in the biotechnology industry, having led many important strategic and financing transactions, provides the Board with valuable insight.

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Table of Contents	Proposal No. 1

John H. Markels, Ph.D.

John H. Markels, Ph.D., age 58, has served as a member of our Board of Directors since February 2020.
Dr. Markels has over 35 years of leadership experience in the pharmaceutical industry. In his last role at Merck & Co., Inc., or Merck. from January 2019 to March 2022, he served as President of Global Vaccines, where he led an integrated team dedicated to discovery and development, supply and access, and global marketing and long-term strategy for the vaccines portfolio. Earlier roles at Merck included President, Latin America from January 2018 to January 2019, SVP, Global Human Health Business Strategy from January 2017 to December 2017, and Managing Director, Mexico from November 2013 to January 2017. Prior to his commercial roles, he had a long career in senior leadership positions in global manufacturing, including operations leadership for Europe, Middle East and Africa, Asia Pacific and emerging markets as well as manufacturing technology and product development roles in active pharmaceutical ingredients (API) and vaccines. Throughout his tenure at Merck, Dr. Markels led multiple enterprise level strategy efforts including the Merck manufacturing strategy, portfolio strategy, small molecule commercialization strategy and others. Dr. Markels currently serves on the board of directors of Arcturus Therapeutics Holdings Inc., a public medicines and vaccines company, and served as CEO and now director of a venture-backed early-phase vaccine startup company.
Dr. Markels received his Ph.D. in chemical engineering from the University of California, Berkeley and his B.S. in chemical engineering from the University of Delaware. He is chair of the Advisory Board for the College of Chemistry at the University of California, Berkeley, and is a member of the Advisory Board for the Department of Chemical and Biomolecular Engineering at the University of Delaware.
The Nominating and Corporate Governance Committee and the Board believe that Dr. Markels’s extensive leadership experience in operations, strategy and development provides valuable operational, strategic and management skills to the Board.

James R. Meyers

James R. Meyers, age 59, has served as a member of our Board of Directors since November 2019.
Mr. Meyers has over 30 years of commercial leadership experience in the biotechnology industry. Since November 2020, Mr. Meyers has served as President and Chief Executive Officer of IntraBio Ltd., a privately-held biopharmaceutical company. Previously, Mr. Meyers held positions of increasing responsibility at Gilead Sciences, Inc., or Gilead, from 1996 to February 2018, most recently as Gilead’s Executive Vice President of Worldwide Commercial Operations from November 2016 to February 2018, where he was responsible for global commercial activities, including pricing and market access in North America, Europe, Middle East, Australia and Japan. Mr. Meyers joined Gilead in 1996 and successfully led 25 product launches in seven different therapeutic areas over a 22-year period, including 11 brands with peak annual revenue greater than $1 billion. Prior to Gilead, Mr. Meyers held positions of increasing responsibility with Zeneca Pharmaceuticals and Astra USA. He currently serves on the board of directors of two other public biopharmaceutical companies, Arbutus Biopharma Corporation and CytomX Therapeutics, Inc., and one private biotech company, Pumocide, Inc., and he remains an active advisor to several major biopharmaceutical companies.
Mr. Meyers received his B.S. in Economics from Boston College.
The Nominating and Corporate Governance Committee and the Board believe that Mr. Meyers’s extensive commercial leadership experience in the biotechnology industry provides valuable operational, commercial assessment and management skills to the Board.

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Table of Contents	Proposal No. 1

H. Stewart Parker

H. Stewart Parker, age 68, has been a member of our Board of Directors since June 2014, and has been Chair of the Board since June 2017.
Ms. Parker has over 40 years of experience in the biotechnology industry. Prior to focusing on board service and consulting, she served as the Chief Executive Officer of The Infectious Disease Research Institute (IDRI), a not-for-profit global health research institute from 2011 to 2013. In 1992, Ms. Parker founded Targeted Genetics Corporation, a public Seattle-based biopharmaceutical company formed to develop gene-based treatments for acquired and inherited diseases that became a world leader in adeno-associated virus, or AAV, gene therapy. She held the position of President and Chief Executive Officer and was a member of its board of directors from the company’s inception until 2008. Prior to founding Targeted Genetics Corporation, Ms. Parker served in various capacities at Immunex Corporation, or Immunex, from 1981 through 1991, most recently as Vice President, Corporate Development. From 1991 to 1993, Ms. Parker served as President and a Director of Receptech Corporation, a company formed by Immunex in 1989 to accelerate the development of soluble cytokine receptor products. She has served on the board of directors and the executive committee of BIO, the primary trade organization for the biotechnology industry. She currently serves on the board of directors of Codexis Inc., a public protein engineering company, and previously served on the board of directors of Impel Pharmaceuticals, Inc., a public biotechnology company, from May 2014 to April 2023, Armata Pharmaceuticals, Inc., a public biotechnology company, from May 2019 to December 2020, and Achieve Life Sciences, Inc., a public pharmaceutical company, from August 2017 to May 2021. Ms. Parker also serves on the advisory board of the Eshelman Institute of Innovation within the Eshelman School of Pharmacy at the University of North Carolina.
Ms. Parker received her B.A. and M.B.A. from the University of Washington.
The Nominating and Corporate Governance Committee and the Board believe that Ms. Parker’s senior executive experience in AAV gene therapy and biotechnology drug development provides valuable operational, commercial assessment and management skills to the Board.

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Table of Contents	Proposal No. 1

Karen L. Smith, M.D., Ph.D., M.B.A., L.L.M.

Karen L. Smith, M.D., Ph.D., M.B.A., L.L.M., age 56, has served on our Board of Directors since June 2018.
Dr. Smith is a life sciences thought leader with over 20 years of biopharmaceutical experience bringing drugs into the clinic and through commercialization. She has been a key contributor to the successful development of multiple FDA and EMA approved products in several therapeutic areas, including oncology (Herceptin, Vyxeos), rare disease (Defitelio), cardiology (Irbesartan), dermatology (Voluma, Botox), neuroscience (Abilify) and anti-infectives (Teflaro). Since November 2018, Dr. Smith has been providing consulting services internationally. Dr. Smith most recently served as Chief Medical Officer for Qunice Therapeutics, Inc./Novosteo, Inc., a private biopharmaceutical company from January 2022 to September 2023, having previously served as Chief Medical Officer for Emergent BioSolutions, Inc. from April 2020 to December 2021. From May 2019 to January 2020, Dr. Smith served as President and Chief Executive Officer of Medeor Therapeutics, Inc., a biotechnology company. From June 2018 to May 2019, Dr. Smith served as Chief Executive Officer of Eliminate Cancer, Inc. From April 2015 to May 2018, she served as the Global Head of Research & Development and Chief Medical Officer of Jazz Pharmaceuticals plc, a biopharmaceutical company, where she built the R&D function into a pipeline of neuroscience and oncology products across all stages of discovery and development. From 2011 to 2015, she was Senior Vice President, Global Medical Affairs and Global Therapeutic Area Head (Dermatology) for Allergan, Inc., a multi-specialty health care company. Earlier in her career, she held senior leadership roles at AstraZeneca plc and Bristol Myers Squibb Company.
Dr. Smith holds several degrees, including an M.D. from the University of Warwick, a Ph.D. in oncology from the University of Western Australia, an M.B.A. from the University of New England and an L.L.M. (Masters in Law) from the University of Salford. Dr. Smith serves on the board of directors of Capstan Therapeutics, a private biotechnology company and Aurinia Pharmaceuticals, Inc., a public pharmaceutical company. Dr. Smith previously served on the board of directors of Talaris Therapeutics, Inc., a public biotechnology company from June 2022 to October 2023, Antares Pharma, Inc., a public pharmaceutical company from March 2019 to May 2022, Acceleron Pharma, Inc., a public biopharmaceutical company from November 2017 to December 2021, Sucampo Pharmaceuticals, Inc. from July 2017 to February 2018, and Forward Pharma A/S, from June 2016 to June 2017, and serves as the chair of the Strategic Advisory Board of Emyria Limited, a healthcare technology and services company.
The Nominating and Corporate Governance Committee and the Board believe that Dr. Smith’s extensive executive experience in global research and development, combined with tenure on prior public company boards provides us with access to a valuable skill-set as we translate our science into genomic medicines using our platform technologies in gene editing, gene therapy, gene regulation and cell therapy.

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Table of Contents	Proposal No. 1
Board Representation and Diversity
Below we highlight certain attributes of our current directors. For purposes of the information below, a “diverse” director is defined as “an individual who self-identifies in one or more of the following categories: Female, Underrepresented Minority or LGBTQ+” using the definitions in Nasdaq Listing Rule 5605(f).
Board Representation by:

Gender	Age of Directors (years)

Tenure (years)	Diversity

Board Diversity

The following Board Diversity Matrix sets forth certain self-identified personal demographic characteristics of our directors. Our prior year Board Diversity Matrix is available in our 2023 proxy statement filed with the SEC on April 17, 2023.

Board Diversity Matrix (As of April 8, 2024)
Total Number of Directors	9
	Female	Male	Non-Binary	Did Not Disclose

Part I: Gender Identity
Directors	4	4	—	1
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	4	4	—	—
Two or More Races or Ethnicities	—	—	—	—
Did Not Disclose Race or Ethnicity	—	—	—	1
LGBTQ+	1

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Table of Contents	Proposal No. 1
Stockholder Engagement and Responsiveness
A priority for our Board of Directors is soliciting and listening to the views of our stockholders on a variety of topics, including our business and growth strategy, corporate governance practices and executive compensation matters. Our discussions with our investors have been productive and informative and have provided valuable feedback to our Board of Directors to help ensure that our Board’s decisions are aligned with stockholder objectives.
Board Independence
The Board of Directors has determined that each of its directors is independent under applicable listing standards of The Nasdaq Stock Market LLC, or Nasdaq, except for Dr. Macrae, who is our CEO. There are no family relationships between any of our directors and any of our executive officers.
Board Committees and Meetings
The Board of Directors held seven meetings during 2023. The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Each director attended or participated in 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board on which such director served during 2023.
Audit Committee

Members: Mr. Carey (Chair) Dr. Markels Mr. Meyers
Primary Responsibilities:
•assists the Board in its oversight of the integrity of our financial statements, our systems of accounting and financial controls, our accounting and financial reporting processes and the audit of our financial statements
•interacts directly with and evaluates the performance of our independent auditors, determines whether to engage or dismiss our independent auditors and monitors our independent auditors’ qualifications and independence
•oversees the implementation of our compliance program with respect to financial, accounting and, auditing;
•manages information technology framework and cybersecurity matters, including threat assessment, response readiness, and risk assessment;
•pre-approves all audit services and permissible non-audit services provided by our independent auditors
_______________________________________________________________
Financial Literacy and Expertise:
The Board of Directors has determined that Mr. Carey is an “audit committee financial expert” as defined under SEC rules and that each member of the Audit Committee has the requisite financial sophistication in accordance with the applicable Nasdaq listing standards.

Independence: Our Board of Directors has determined that each member of the Audit Committee is independent under the applicable listing standards of Nasdaq and SEC rules.

Charter Available Online: The Audit Committee has a written charter, which is available on our website at https://investor.sangamo.com/corporategovernance/governance-overview.

Number of Meetings Held in 2023: Four

Audit Committee Report

The Audit Committee Report is included herein in the section labeled “Report of the Audit Committee of the Board of Directors.”

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Compensation Committee

Members: Dr. Smith (Chair) Dr. Beers Dr. Hillan Mr. Meyers
Primary Responsibilities:
•periodically reviews and approves a philosophy for compensation of our executive officers
•administers the Company’s company-wide compensation plans as well as programs for our executive officers, including, among others, equity plans, incentive plans, bonus plans, stock purchase plans, severance plans, pension and profit sharing plans and retirement plans
•reviews, considers and approves compensation programs applicable to non-employee members of the Board of Directors
•establishes total compensation packages for our executive officers, with the exception of Dr. Macrae
•reviews and evaluates the performance and leadership of Dr. Macrae and recommends to the Board his total compensation package
•reviews with Dr. Macrae his evaluation of the performance of the executive officers other than himself
•reviews and monitors management development plans and activities
•reviews with our Board our succession plan for the CEO and other executive officers
•conducts risk assessments of our compensation programs
_______________________________________________________________
Delegation and Oversight:
The Compensation Committee may delegate any responsibility or authority of the Compensation Committee under its charter to one or more members of the Compensation Committee, as appropriate and as consistent with applicable laws and rules. The Compensation Committee does not, however, delegate any of its functions to others in determining or recommending director or executive officer compensation.
The Compensation Committee is authorized to engage, oversee and terminate independent compensation consultants and other professionals to assist in the design, formulation, analysis and implementation of compensation programs for our executive officers and other key employees. The Compensation Committee retained the services of Aon’s Human Capital Solutions practice, a division of Aon plc, or Aon, in order to (i) assess compensation levels and mix of elements for our executive officers and vice presidents for 2023, (ii) review the peer group criteria and to recommend specific companies for inclusion in the peer group, (iii) assess the compensation of the non-employee directors and (iv) advise the Compensation Committee on executive compensation and governance trends based on peer group trends and market practices.

Independence: Our Board of Directors has determined that each member of the Compensation Committee is independent under the applicable listing standards of Nasdaq and SEC rules.

Charter Available Online:
The Compensation Committee has a written charter, which is available on our website at https://investor.sangamo.com/corporate-governance/governance-overview. For information regarding our processes and procedures for the consideration and determination of executive and director compensation, please see “Executive Compensation—Compensation Discussion and Analysis” and “—Director Compensation,” respectively.

Number of Meetings Held in 2023: Six

Compensation Committee Report

The Compensation Committee Report is included herein in the section labeled “Compensation Committee Report.”

Compensation Committee Interlocks and Insider Participation
During 2023, Dr. Hillan, Dr. Beers, Mr. Meyers and Dr. Smith served on the Compensation Committee. None of our Compensation Committee members has been an officer or employee of Sangamo at any time. None of our executive officers serves on the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board or our Compensation Committee.

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Table of Contents	Proposal No. 1
Nominating and Corporate Governance Committee

Members: Ms. Parker (Chair) Ms. Horn Dr. Markels
Primary Responsibilities:
•considers and periodically reports on matters relating to the size, identification, selection and qualification of the Board of Directors and candidates nominated for the Board of Directors and its committees, and develops and recommends governance principles and policies applicable to the Company
•assists the Board in its oversight of our compliance with legal and regulatory requirements relating to matters other than financial, accounting, auditing, information technology and cybersecurity matters
•has oversight responsibility for the Company’s policies and practices relating to diversity, equity and inclusion
•uses a variety of criteria to evaluate the qualifications and skills necessary for members of our Board of Directors
•may assess character, judgment, business acumen and scientific expertise, and familiarity with issues affecting the biotechnology and pharmaceutical industries. Other qualifications will be determined on a case-by-case basis, depending on whether the Nominating and Corporate Governance Committee desires to fill a vacant seat or increase the size of the Board to add new directors
•may also evaluate whether a potential director nominee’s skills are complementary to existing Board members’ skills or meet the Board’s need for operations, management, commercial, financial or other expertise
•considers properly submitted stockholder recommendations for candidates for membership on the Board of Directors as described below under “—Identification and Evaluation of Nominees for Director”
•strives to maintain a diverse Board reflecting a variety of skills, experiences, perspectives and backgrounds, including age, tenure, gender, race, ethnicity, sexual orientation and other unique characteristics, as it believes that such diversity enhances the Board’s effectiveness in fulfilling its oversight role. For certain attributes of our current directors, see “Board Representation and Diversity”
_______________________________________________________________
DEI Oversight:
The Nominating and Corporate Governance Committee also oversees and annually reviews management’s implementation of our programs, policies and practices relating to matters of diversity, equity and inclusion, or DEI, as it applies to our employees, executive officers, directors and other business partners. We foster DEI, through a collaborative approach led by three dedicated groups of employees from across the organization: the DEI Committee, DEI Advocates and DEI Champions. These three groups work together to identify key areas of focus for the company and implement strategic and impactful DEI initiatives that reinforce Sangamo’s culture and build community. We continue to partner with Life Science Cares, a non-profit organization with a mission of leveraging the resources of life science companies to help reduce the effects of poverty. We have also participated in the Bloomberg Gender Equality Index to better align our investments and initiatives with our employees.

Independence: Our Board of Directors has determined that each member of the Nominating and Corporate Governance Committee is independent under the applicable listing standards of Nasdaq and SEC rules.

Charter Available Online:
The Nominating and Corporate Governance Committee has a written charter, which is available on our website at https://investor.sangamo.com/corporate-governance/governance-overview.

Number of Meetings Held in 2023: Five
Identification and Evaluation of Nominees for Director

The Nominating and Corporate Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director. The Nominating and Corporate Governance Committee assesses the appropriate size of the Board of Directors, and whether any vacancies on the Board of Directors are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Nominating and Corporate Governance Committee considers various potential candidates for director. Candidates may come to the attention of the Nominating and Corporate Governance Committee through current members of the Board of Directors or senior management, executive recruiting firms, stockholders or other persons. In addition, we have in the past and may from time to time again in the future engage a third-party search firm to assist in identifying potential directors. Dr. Beers and Ms. Horn were each originally identified as a director candidate by a third-party recruiting firm and then recommended for appointment to the Board by our CEO to the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee often considers specific industry expertise such as research, development or commercial

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experience in candidates to make sure the Board is able to oversee all aspects of our business. The Nominating and Corporate Governance Committee also strives to maintain a diverse Board reflecting a variety of skills, experiences, perspectives and backgrounds, including age, tenure, gender, race, ethnicity, sexual orientation and other unique characteristics, as it believes that such diversity enhances the Board’s effectiveness in fulfilling its oversight role. Candidates for director are evaluated at regular or special meetings of the Nominating and Corporate Governance Committee and may be considered at any point during the year. The Nominating and Corporate Governance Committee will consider properly submitted stockholder recommendations for candidates for the Board of Directors. Nominees recommended by stockholders will receive the same consideration that nominees of the Board receive. Any stockholder recommendations proposed for consideration by the Nominating and Corporate Governance Committee must provide all information requested by the Nominating and Corporate Governance Committee relating to such recommendation, including the candidate’s name and qualifications for membership on the Board of Directors and should be addressed to Investor Relations at the following address:
Investor Relations Department
Sangamo Therapeutics, Inc.
501 Canal Boulevard
Richmond, CA 94804
In evaluating such recommendations, the Nominating and Corporate Governance Committee considers the criteria discussed above and seeks to achieve a balance of knowledge, experience and capability on the Board of Directors.
Leadership Structure of the Board
Under our Bylaws, the Board is not required to appoint our Chief Executive Officer as the Chair of the Board, and the Board does not have a policy on whether or not the roles of Chief Executive Officer and Chair of the Board should be separate.
Currently two individuals serve in these two positions. Ms. Parker currently serves as the Chair of the Board. Ms. Parker has extensive knowledge and experience in the life sciences industry and an in-depth understanding of our business strategies and day-to-day operations, which makes her well suited to set the agenda and lead the discussions at Board meetings as the Chair. The Chair is responsible for chairing Board meetings and meetings of stockholders, setting the agenda for Board meetings and providing information to the Board members in advance of meetings and between meetings. In addition, our Chief Executive Officer, Dr. Macrae, also serves on our Board. The Board believes that Dr. Macrae’s membership as a director provides the Board with an in-depth understanding of our business operations because of his extensive experience and knowledge of the day-to-day management of all aspects of our operations. This also facilitates communications between the Board and management by ensuring a regular flow of information, thereby enhancing the Board’s ability to make informed decisions on critical issues facing our company. The Board believes that separation of the positions of the Chair of the Board and CEO reinforces the independence of the Board in its oversight of the business and affairs of the Company. In addition, the Board believes that having an independent Chair of the Board creates an environment that is more conducive to the Board’s objective evaluation and oversight of management’s performance, increasing management accountability, and improving the ability of the Board to monitor whether management’s actions are in the best interests of the Company and its stockholders, including with respect to evaluating whether the steps that management is taking to manage risks are appropriate for the Company.
Of the nine directors on our Board, eight directors are independent under applicable Nasdaq corporate governance rules. The Board believes that this establishes a strong independent board that provides effective oversight of the Company. Moreover, in addition to feedback provided during the course of Board meetings, the independent directors conduct regular executive sessions without the presence of Dr. Macrae or any other members of management. We believe that our leadership structure of the Board is appropriate given the nature and size of our business, because it provides both effective independent oversight and expertise in the complexity and management of our operations as a life sciences company.
Oversight of Risk Management by the Board
Our Board of Directors is generally responsible for the oversight of corporate risk in its review and deliberations relating to our activities. The Audit Committee oversees management of risks associated with our financial and accounting systems, public financial reporting, investment strategies and policy, information technology systems, and certain other matters delegated to the Audit Committee. Our Board of Directors regularly reviews information regarding our cash position, liquidity and operations, as well as the risks associated with each. The Board regularly reviews plans, results

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and potential risks related to our lead therapeutic development programs and other preclinical programs as well as financial and strategic risks related to our business and operations. The Audit Committee is responsible for overseeing the Company’s cybersecurity risk management processes, including oversight of mitigation of risks from cybersecurity threats.
The Nominating and Corporate Governance Committee monitors the effectiveness of our corporate policies and manages risks associated with the independence of the Board of Directors and potential conflicts of interest.
The Compensation Committee oversees risk management as it relates to our compensation plans, policies and practices for all employees, including executives, particularly whether our compensation programs may create incentives for our employees to take excessive or inappropriate risks that could have a material adverse effect on the Company. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is periodically informed about such risks. With the support of the Board of Directors, we have also established an internal compliance committee staffed by employees led by our General Counsel, who reports directly to the Board on compliance matters. The compliance committee held quarterly meetings in 2023.
Annual Meeting Attendance
Although we do not have a formal policy regarding attendance by members of the Board of Directors at our annual meetings of stockholders, we encourage our directors to attend annual meetings of our stockholders. All nine directors attended the 2023 annual meeting of stockholders, which was held virtually.
Communications with the Board of Directors
Our Board of Directors currently does not have a formal process for stockholders to send communications to the Board of Directors. Although we do not have a formal policy regarding communications with the Board of Directors, stockholders may communicate with the Board of Directors, including the non-management directors, by sending a letter to the Sangamo Board of Directors, c/o Investor Relations, 501 Canal Boulevard, Richmond, California 94804. Stockholders who would like their submission directed to a particular member of the Board of Directors may so specify. The Board of Directors does not recommend that formal communication procedures be adopted at this time because it believes that informal communications are sufficient to communicate questions, comments and observations that could be useful to the Board.
Code of Conduct
The Company maintains a Code of Conduct approved by the Board of Directors, which is applicable to all employees, including our executive officers, and directors of the Company. A copy of our Code of Conduct is available on our website at https://investor.sangamo.com/corporate-governance/governance-overview in the Investors + Media Section under Sangamo Code of Conduct. In the event that we make any future amendments to or grant any waivers of a provision of the Code of Conduct that requires disclosure under applicable SEC rules, we intend to disclose such amendment or waiver and the reasons therefor on our website.
Prohibitions on Hedging, Pledging and Speculative Transactions
Under the terms of our insider trading policy, none of our directors, officers and other employees may engage in any hedging or monetization transactions relating to our securities, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds. In addition, all of our officers, directors and employees are prohibited from short-selling our securities or engaging in transactions involving Sangamo-based derivative securities (other than those granted under our employee stock option or equity incentive plans) and are further prohibited from holding our securities in a margin account or otherwise pledging our securities as collateral for a loan.

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Director Compensation
The following table sets forth certain information regarding the compensation of each non-employee director for service as a member of the Board of Directors during 2023. Dr. Macrae, our President and Chief Executive Officer, is not listed in the following table because he is our employee. Dr. Macrae’s compensation is described under “Executive Compensation” and he received no additional compensation for serving on our Board of Directors in 2023.

Name	Fees Earned or Paid in Cash ($)(1)	Option Awards ($)(2)(4)(5)	Stock Awards ($)(3)(6)(7)	Total ($)

Courtney Beers	37,707	20,102	15,429	73,238
Robert F. Carey	45,000	20,102	15,429	80,531
Kenneth J. Hillan	35,625	20,102	15,429	71,156
Margaret A. Horn	35,723	20,102	15,429	71,254
John H. Markels	41,250	20,102	15,429	76,781
James R. Meyers	43,125	20,102	15,429	78,656
H. Stewart Parker	63,750	20,102	15,429	99,281
Karen L. Smith	41,250	20,102	15,429	76,781
(1)Consists of the annual retainer fee for service as a member of the Board of Directors or any Board committee. For further information concerning such fees, see the section below entitled “—Director Annual Retainer and Meeting Fees.”
(2)Represents the aggregate grant date fair value of the stock option awards as determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation, or ASC 718. The assumptions used in the calculation of such grant date fair values of stock option awards are described in Note 10 of the Notes to Consolidated Financial Statements in our Annual Report for the year ended December 31, 2023, or the 2023 Form 10-K.
(3)Represents the aggregate grant date fair value of restricted stock units, or RSUs, computed in accordance with ASC 718. The grant date fair value of the RSUs is measured based on the closing price of the underlying common stock on the date of grant.
(4)Pursuant to the automatic grant program under the 2018 Plan, Dr. Beers, Mr. Carey, Dr. Hillan, Ms. Horn, Dr. Markels, Mr. Myers, Ms. Parker and Dr. Smith each received an option to purchase 27,750 shares of common stock with an exercise price per share of $1.11 on June 1, 2023, and each such option had an aggregate grant date fair value of $20,102.
(5)As of December 31, 2023, our non-employee directors held options to purchase the following number of shares of our common stock: Dr. Beers, 65,250 shares, Mr. Carey, 159,150 shares; Dr. Hillan, 99,150 shares; Ms. Horn, 65,250 shares, Dr. Markels, 99,150 shares; Mr. Meyers, 119,150 shares; Ms. Parker, 199,150 shares; and Dr. Smith, 134,150 shares.
(6)Pursuant to the automatic grant program under the 2018 Plan, Dr. Beers, Mr. Carey, Dr. Hillan, Ms. Horn, Dr. Markels, Mr. Myers, Ms. Parker and Dr. Smith each received an award of 13,900 RSUs on June 1, 2023, and each such RSU award had an aggregate grant date fair value of $15,429.
(7)As of December 31, 2023, our non-employee directors held RSUs for the following number of shares of our common stock: Dr. Beers, 26,400 shares; Mr. Carey, 13,900 shares; Dr. Hillan, 13,900 shares; Ms. Horn, 26,400 shares, Dr. Markels, 13,900 shares; Mr. Meyers, 13,900 shares; Ms. Parker, 13,900 shares; and Dr. Smith, 13,900 shares.
Processes and Procedures for Determining Director Compensation

The charter of the Compensation Committee charges the Compensation Committee with the responsibility for reviewing, considering and approving compensation programs applicable to non-employee directors. It is the practice of the Compensation Committee to seek input from outside compensation consultants, including Aon, our Compensation Committee’s compensation consultant, as it deems appropriate.

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Table of Contents	Proposal No. 1
Director Annual Retainer and Meeting Fees

The following table presents the annual cash retainers payable to non-employee members of our Board of Directors:

Annual Cash Retainers	($)

Annual retainer for service as a member of our Board of Directors	40,000
Additional retainer for the Chair of the Board of Directors	35,000
Additional retainer for service as a committee chair:
Chair of the Audit Committee	20,000
Chair of the Compensation Committee	15,000
Chair of the Nominating and Corporate Governance Committee	10,000
Additional retainer for service as a committee member:
Audit Committee	10,000
Compensation Committee	7,500
Nominating and Corporate Governance Committee	5,000
Each of these retainers is paid on a quarterly basis. All retainer fees are subject to proration for directors who join or leave the Board of Directors or the respective committee or begin or cease to serve as Chair of the Board or the respective committee, during the year. To the extent the Board of Directors meets more than 10 times in any year, each non-employee member of the Board of Directors will receive, for each meeting in excess of 10, a per meeting fee of $1,000 if attended in person and $500 if attended by video or telephone conference.
Equity Incentives Granted Under the 2018 Plan

Under the automatic grant program of the 2018 Plan, as amended, or the Automatic Grant Program, each individual who is a non-employee Board member is automatically granted a nonqualified stock option, or NSO, or the Annual Option Grant, and a restricted stock unit award, or RSU award, or the Annual RSU Grant, and, together with the Annual Option Grant, the Annual Grant, in each case, on the date of our annual meeting of stockholders (beginning with the annual meeting held in 2023), provided that such individual is a non-employee Board member on the date of grant, has served as a non-employee Board member for at least three months prior to the date of grant, and will continue serving as a non-employee Board member immediately after the date of grant.
Additionally, under the Automatic Grant Program, each individual who is initially appointed or elected as a non-employee Board member would, on the date of such appointment or election, automatically be granted an NSO, or the Initial Option Grant, and an RSU award, or the Initial RSU Grant and, together with the Initial Option Grant, the Initial Grant.
In February 2024 and March 2024 our Compensation Committee and Board of Directors, respectively, approved updates to the Automatic Grant Program that are set forth in the Amended 2018 Plan proposed for approval by our stockholders in Proposal No. 3. The proposed changes to the Automatic Grant Program increase the number of shares issuable pursuant to Annual Grants and Initial Grants, subject in each case to overall limits on the grant date fair value of such awards. Subject to approval by our stockholders of Proposal No. 3, the updated Automatic Grant Program would become effective beginning with equity awards granted on the date of the Annual Meeting and accordingly, each of our non-employee director nominees will receive the Annual Grant described below on the date of the Annual Meeting if Proposal No. 3 is approved by our stockholders.
The number of shares subject to Initial Grants and Annual Grants under the 2018 Plan and under the Amended 2018 Plan, if approved by our stockholders in Proposal No. 3, are summarized in the table below. The size and structure of the Initial Grants and Annual Grants were determined by our Compensation Committee and Board of Directors based on a careful review of a variety of factors, including our share price, comparative

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market data from peer companies and input from Aon. The Compensation Committee and Board of Directors determined that the increase in the number of shares underlying the Initial Grant and the Annual Grant in the Amended 2018 Plan was appropriate and reasonable given the updated grants fell below the 50th percentile of market data provided by Aon (considering both grant date value and percentage of company) and the new dollar-based limits provided a reasonable cap to control for future stock price volatility.

	2024	2023
	Program/ Amended 2018 Plan (# shares)	Program/ 2018 Plan (# shares)	Vesting(1)

Annual Grant:
NSO (Annual Option)(2)	50,000	27,750	12 successive equal monthly installments following date of grant
RSU (Annual RSU)(2)	25,000	13,900	1st anniversary of date of grant
Initial Grant:
NSO (Initial Option Grant)(3)	75,000	41,650	36 successive equal monthly installments following date of grant
RSU (Initial RSU Grant)(3)	37,500	20,850	three equal annual installments following date of grant
(1)Subject to the director’s continuous service through the applicable vesting date(s).
(2)Notwithstanding the share amounts indicated above, each Annual Grant (consisting of the Annual Option Grant plus the Annual RSU Grant) is subject to an annual aggregate limit of $225,000 based on the grant date fair value of such Annual Grant for financial reporting purposes.
(3)Notwithstanding the share amounts indicated above, each Initial Grant (consisting of the Initial Option Grant plus the Initial RSU Grant) is subject to an aggregate limit of $350,000 based on the grant date fair value of such Initial Grant for financial reporting purposes.
Each automatic NSO grant will have an exercise price per share equal to the fair market value per share of our common stock on the grant date and a term of 10 years, subject to earlier termination following the director’s termination of continuous service. Each automatic NSO grant will be immediately exercisable for all of the option shares; however, we may repurchase, at the lower of the exercise price paid per share or the fair market value per share, any shares purchased under the NSO that are not vested at the time of the director’s termination of continuous service.
The shares subject to each automatic NSO grant and each automatic RSU award grant will immediately vest in full upon the director’s termination of continuous service due to death or disability, or upon the occurrence of a change in control or hostile takeover (each as defined in the 2018 Plan or Amended 2018 Plan, as applicable), subject to the director’s continuous service through the date of such change in control or hostile takeover.

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Proposal No.2:
Advisory Vote on Executive Compensation
Under Section 14A(a)(1) of the Exchange Act, our stockholders are entitled to vote to approve, on a non-binding advisory basis, the compensation of our NEOs as disclosed in this Proxy Statement in accordance with SEC rules (commonly referred to as a “say-on-pay” vote).
This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. At our 2023 annual meeting of stockholders, our stockholders voted to approve, and we have adopted, an annual advisory vote on the compensation of the NEOs. Although the vote is non-binding, the Board of Directors and the Compensation Committee value the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions affecting our executive officers.
We encourage stockholders to read closely the “Executive Compensation” section of this Proxy Statement, beginning with the Compensation Discussion and Analysis, or CD&A, included in the section labeled “Executive Compensation—Compensation Discussion and Analysis,” which describes in detail our executive compensation programs, policies and practices with respect to the compensation of our NEOs in the year ended December 31, 2023.
Resolution
As described in the CD&A, we believe that our executive compensation programs effectively align the interest of our executive officers with those of our stockholders by linking a significant portion of their compensation to our corporate performance and by providing a competitive level of compensation designed to attract and retain highly qualified executives critical to our success. Accordingly, the Board is asking our stockholders to indicate their support for the compensation of our named executive officers, as described in this Proxy Statement, by casting a non-binding advisory vote “For” the following resolution:
“Resolved that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K of the Exchange Act, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”
Advisory approval of this Proposal No. 2 requires votes “For” from a majority in voting power of the shares present online or represented by proxy at the Annual Meeting and entitled to vote on this Proposal No. 2.

Board Recommendation

The Board of Directors recommends an advisory vote “FOR” the resolution to approve, on an advisory basis, the compensation of the named executive officers as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the SEC.

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Proposal No. 3:
Amendment and Restatement of the 2018 Equity Incentive Plan
Our Board and Compensation Committee most recently approved an amendment and restatement of the Sangamo Therapeutics, Inc. 2018 Equity Incentive Plan, or the 2018 Plan, on March 28, 2024, , subject to approval by our stockholders. Throughout this Proxy Statement, we refer to the 2018 Plan, as amended and restated by our Board and Compensation Committee on March 28, 2024 as the “Amended 2018 Plan.”
In this Proposal No. 3, we are seeking stockholder approval of the Amended 2018 Plan to make the following material changes from the 2018 Plan:
•increase the aggregate number of shares of our common stock that may be issued under the Amended 2018 Plan by 11,000,000 shares, subject to adjustment for certain changes in our capitalization;
•increase the aggregate maximum number of shares of our common stock that may be issued pursuant to the exercise of incentive stock options under the Amended 2018 Plan by 22,000,000 shares (for a total of 95,200,000 shares), subject to adjustment for certain changes in our capitalization; and
•increase the number of shares of our common stock that are subject to certain awards granted pursuant to the automatic grant program for our non-employee directors under the Amended 2018 Plan as follows, in each case with respect to any such awards granted on or after the date of the Annual Meeting and subject to adjustment for certain changes in our capitalization: (i) increase the number of shares that are subject to one-time stock option and RSU awards granted to our newly elected or appointed non-employee directors by 33,350 shares and 16,650 shares, respectively (subject to an aggregate limit of $350,000 for any such awards granted to any such non-employee director, based on the grant date fair value of such awards for financial reporting purposes); and (ii) increase the number of shares that are subject to annual stock option and RSU awards granted to our continuing non-employee directors by 22,250 shares and 11,100 shares, respectively (subject to an annual aggregate limit of $225,000 for any such awards granted to any such non-employee director, based on the grant date fair value of such awards for financial reporting purposes).
If this Proposal No. 3 is approved by our stockholders, the Amended 2018 Plan will become effective as of the date of the Annual Meeting. In the event that our stockholders do not approve this Proposal No. 3, the Amended 2018 Plan will not become effective and the 2018 Plan will continue to be effective in accordance with its terms.
Stockholder approval of this Proposal No. 3 will also constitute pre-approval of each award granted under the Amended 2018 Plan pursuant to the provisions of the automatic grant program for our non-employee directors (as described below in this Proposal No. 3).
Why You Should Vote to Approve the Amended 2018 Plan

Equity Awards Are an Important Part of Our Compensation Philosophy
Our Board believes that the issuance of equity awards is a key element underlying our ability to attract, retain and motivate key personnel, non-employee directors and consultants because of the strong competition for highly trained and experienced individuals among biotechnology and pharmaceutical companies, especially in the greater San Francisco Bay Area. Therefore, the Board believes that the Amended 2018 Plan is in the best interests of our business and our stockholders and recommends a vote in favor of this Proposal No. 3.
Approval of this Proposal No. 3 by our stockholders will allow us to grant equity awards under the Amended 2018 Plan at levels we determine to be appropriate, competitive and aligned with industry standards to attract, motivate and retain talent. The Amended 2018 Plan will also allow us to utilize equity awards as long-term incentives to secure and retain the services of our employees, non-employee directors and consultants, consistent with our compensation philosophy and common compensation practice for our industry in the greater San Francisco Bay Area. To date, equity awards have been a key aspect of our program to attract and retain key employees and non-employee directors and we have not granted equity awards to our consultants. We believe the use of equity awards strongly aligns the interests of our employees with those of our stockholders by placing a considerable proportion of our employees’ total compensation “at risk” because it is contingent on the appreciation in value of our

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Table of Contents	Proposal No. 3
common stock. In addition, we believe equity awards encourage employee ownership of our common stock and promote retention through the reward of long-term Company performance.
We Carefully Manage the Use of Equity Awards and the Size of our Share Reserve Increase Request is Reasonable
Our compensation philosophy reflects broad-based eligibility for equity awards, and we generally grant equity awards to all of our employees and non-employee directors. However, we recognize that equity awards dilute existing stockholders, and, therefore, we are mindful to responsibly manage the growth of our equity compensation program. We are committed to effectively monitoring our equity compensation share reserve, including our “burn rate,” to ensure that we maximize stockholders’ value by granting the appropriate number of equity awards necessary to attract, reward, and retain employees and non-employee directors. The tables below show certain historical overhang and burn rate percentages.
Determination of Number of Additional Shares to Request for the Amended 2018 Plan

In its determination to approve the Amended 2018 Plan, our Compensation Committee reviewed an analysis prepared by Aon, its compensation consultant, which included an analysis of our historic and estimated prospective share usage needs and the potential dilutive impact of the Amended 2018 Plan. Specifically, our Compensation Committee considered:
•Market Competitiveness. The Amended 2018 Plan plays an important role in our effort to align the interests of participants and stockholders. Moreover, in our industry, equity awards are an important tool in recruiting, retaining and motivating highly skilled and critical employee talent, upon whose efforts our success is dependent.
•Estimated Equity Usage and Share Pool Duration. Our Compensation Committee considered our historic burn rate levels in determining how long the Amended 2018 Plan share authorization could potentially last. We expect the share authorization under the Amended 2018 Plan to provide us with enough shares for awards for approximately one to two years, with actual timing dependent on a variety of factors, including the price of our shares and hiring activity during the next few years, and rates of forfeiture of outstanding awards, and noting that future circumstances may require us to change our current equity grant practices. We cannot predict our future equity grant practices, the future price of our shares or future hiring activity with any degree of certainty at this time, and the share reserve under the Amended 2018 Plan could last for a shorter or longer period of time.
•External Factors. Aon’s analysis, which is based on generally accepted evaluation methodologies, concluded that the number of shares under the Amended 2018 Plan is well within generally accepted standards as measured by an analysis of its dilutive impact relative to industry standards.
Historic Use of Equity Awards and Outstanding Awards

Overhang
The following table provides certain additional information regarding our use of equity awards:

	As of April 8, 2024 Record Date

Total number of shares of common stock subject to outstanding stock options	11,622,917
Weighted-average exercise price of outstanding stock options	$7.25
Weighted-average remaining term in years of outstanding stock options	6.02
Total number of shares of common stock subject to outstanding full value awards	13,311,112
Total number of shares of common stock available for grant under the 2018 Plan	5,756,907
Total number of shares of common stock available for grant under other equity incentive plans	2,858,653	(1)
Total number of shares of common stock outstanding	207,495,609
Per-share closing price of common stock as reported on the Nasdaq Global Select Market	$0.57
(1)Reflects the number of shares available under the Sangamo Therapeutics, Inc. 2020 Employee Stock Purchase Plan, or the 2020 ESPP, as of the record date. No other shares are available for grant under any other equity incentive plan.

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Table of Contents	Proposal No. 3
Burn Rate
The following table provides detailed information regarding the activity related to the 2018 Plan for fiscal year 2023:

For the Year Ended December 31, 2023

Total number of shares of common stock subject to stock options granted	5,265,429
Total number of shares of common stock subject to full value awards granted	4,811,834
Weighted-average number of shares of common stock outstanding	174,444,423
Burn Rate(1)	5.78%
(1)Burn Rate is calculated as: (shares subject to stock options granted + shares subject to full value awards granted)/weighted-average common stock outstanding. The share reserve under the 2018 Plan is reduced by 1.33 shares for each share issued pursuant to a full value award.
Requested Additional Shares

Subject to adjustment for certain changes in our capitalization, if this Proposal No. 3 is approved by our stockholders, then under the Amended 2018 Plan, we will have 11,000,000 new shares available for grant after our Annual Meeting for a total of approximately 16,756,907 shares available for grant after our Annual Meeting (based on shares available under the 2018 Plan as of April 8, 2024) (plus the Prior Plans’ Returning Shares (as defined and further described below under “—Description of the Amended 2018 Plan—Shares Available for Awards”) as such shares become available from time to time).
We believe that our request for 11,000,000 new shares under the Amended 2018 Plan is necessary for us to remain competitive in the greater San Francisco Bay Area marketplace and support our equity grant practices to align the interests of our employees and non-employee directors with our stockholders. We anticipate the available pool of shares in the Amended 2018 Plan will be sufficient for our equity awards for approximately the next one to two years after considering our present average share usage rate, and that such pool of shares is necessary to provide a predictable amount of available equity awards for attracting, retaining, and motivating employees and non-employee directors.
Note Regarding Forward-Looking Statements

We do not as a matter of course make public forecasts as to our utilization of equity awards due to the unpredictability of the underlying assumptions and estimates. The inclusion of the information set forth above should not be regarded as an indication or prediction of actual future outcomes, and the statements should not be relied upon as such. Neither we nor any other person makes any representation to any of our stockholders regarding actual outcomes compared to the information contained in the forward-looking statements set forth above. Although presented with some numerical specificity, these statements are not fact and reflect numerous assumptions and estimates as to future events made by our management that our management believed were reasonable at the time this filing was prepared and other factors such as industry performance and general business, economic, regulatory, market and financial conditions, as well as factors specific to our business, all of which are difficult to predict and many of which are beyond the control of our management. The forecasts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Exchange Act. These statements involve risks and uncertainties that could cause actual outcomes to differ materially from those in the forward-looking statements, including our ability to attract and retain talent, achievement of performance metrics, if any, with respect to certain equity awards, the extent of option exercise activity, forfeiture rates, and other factors described in this Proposal No. 3.

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Table of Contents	Proposal No. 3
Key Features of the Amended 2018 Plan

The Amended 2018 Plan includes provisions that are designed to protect our stockholders’ interests and to reflect corporate governance best practices, including the following:
•Fungible share counting. The Amended 2018 Plan contains a “fungible share counting” structure, whereby the number of shares of our common stock available for issuance under the Amended 2018 Plan will be reduced by (i) one share for each share issued pursuant to a stock option or stock appreciation right with an exercise price that is at least 100% of the fair market value of our common stock on the date of grant, referred to as an Appreciation Award, granted under the Amended 2018 Plan and (ii) 1.33 shares for each share issued pursuant to an award that is not an Appreciation Award, referred to as a Full Value Award, granted under the Amended 2018 Plan. As part of such fungible share counting structure, the number of shares of our common stock available for issuance under the Amended 2018 Plan will be increased by (i) one share for each share that becomes available again for issuance under the terms of the Amended 2018 Plan subject to an Appreciation Award and (ii) 1.33 shares for each share that becomes available again for issuance under the terms of the Amended 2018 Plan subject to a Full Value Award.
•Minimum vesting. The Amended 2018 Plan contains a minimum vesting requirement for all awards, such that no award may vest until at least 12 months following the date of grant of such award, except that shares up to 5% of the share reserve of the Amended 2018 Plan may be issued pursuant to awards that do not meet such vesting requirements.
•No liberal change in control definition. The change in control definition in the Amended 2018 Plan is not a “liberal” definition. A change in control transaction must actually occur in order for the change in control provisions in the Amended 2018 Plan to be triggered.
•Repricing is not allowed. The Amended 2018 Plan prohibits the repricing of outstanding stock options and stock appreciation rights and the cancellation of any outstanding stock options or stock appreciation rights that have an exercise or strike price greater than the then-current fair market value of our common stock in exchange for cash or other awards under the Amended 2018 Plan without prior stockholder approval.
•Stockholder approval is required for additional shares. The Amended 2018 Plan does not contain an annual “evergreen” provision. The Amended 2018 Plan authorizes a fixed number of shares, so that stockholder approval is required to issue any additional shares, allowing our stockholders to have direct input on our equity compensation program.
•Awards subject to forfeiture/clawback. Awards granted under the Amended 2018 Plan will be subject to recoupment in accordance with (i) our Clawback Policy, (ii) any clawback policy that we are required to adopt pursuant to other applicable law, and (iii) any other clawback policy that we adopt. In addition, we may impose other clawback, recovery or recoupment provisions in an award agreement, including a reacquisition right in respect of previously acquired shares or other cash or property upon the occurrence of cause. For further information regarding our Clawback Policy, see the section entitled “Compensation Discussion and Analysis—Additional Compensation Information—Clawback Policy.”
•No discounted stock options or stock appreciation rights. All stock options and stock appreciation rights granted under the Amended 2018 Plan must have an exercise or strike price equal to or greater than the fair market value of our common stock on the date the stock option or stock appreciation right is granted.
•Material amendments require stockholder approval. Consistent with Nasdaq rules, the Amended 2018 Plan requires stockholder approval of any material revisions to the Amended 2018 Plan. In addition, certain other amendments to the Amended 2018 Plan require stockholder approval.
•No liberal share counting provisions. The following shares will not become available again for issuance under the Amended 2018 Plan: (i) any shares that are reacquired or withheld (or not issued) by us to satisfy the exercise or purchase price of an award; (ii) any shares that are reacquired or withheld (or not issued) by us to satisfy a tax withholding obligation in connection with an award; (iii) any shares repurchased by us on the open market with the proceeds of the exercise or purchase price of an award; and (iv) in the event that a stock appreciation right is settled in shares, the gross number of shares subject to such award.
•Restrictions on dividends. The Amended 2018 Plan provides that dividends or dividend equivalents may not be paid or credited to stock options or stock appreciation rights. In addition, with respect to any award other than a stock option or stock appreciation right,

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the Amended 2018 Plan provides that (i) no dividends or dividend equivalents may be paid with respect to any shares of our common stock subject to such award before the date such shares have vested, (ii) any dividends or dividend equivalents that are credited with respect to any such shares will be subject to all of the terms and conditions applicable to such shares under the terms of the applicable award agreement (including any vesting conditions), and (iii) any dividends or dividend equivalents that are credited with respect to any such shares will be forfeited to us on the date such shares are forfeited to or repurchased by us due to a failure to vest.
Description of the Amended 2018 Plan

The material features of the Amended 2018 Plan are described below. The following description of the Amended 2018 Plan is a summary only and is qualified in its entirety by reference to the complete text of the Amended 2018 Plan. Stockholders are urged to read the actual text of the Amended 2018 Plan in its entirety, which is attached to this Proxy Statement as Appendix A.
Purpose
The Amended 2018 Plan is designed to secure and retain the services of our employees, non-employee directors and consultants, provide incentives for our employees, non-employee directors and consultants to exert maximum efforts for the success of our company and our affiliates, and provide a means by which our employees, non-employee directors and consultants may be given an opportunity to benefit from increases in the value of our common stock. The Amended 2018 Plan is also designed to align employees’ interests with stockholder interests.
Types of Awards
The terms of the Amended 2018 Plan provide for the grant of incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock awards, RSU awards, performance stock awards, and other stock awards.
Shares Available for Awards
Subject to adjustment for certain changes in our capitalization, the aggregate number of shares of our common stock that may be issued under the Amended 2018 Plan will not exceed the sum of: (i) 1,703,964 shares (which is the number of shares that were available for the grant of new awards under the Company’s Amended and Restated 2013 Stock Incentive Plan, or the 2013 Plan, as of immediately prior to the effective date of the 2018 Plan); (ii) 8,800,000 shares (which is the number of additional shares that were reserved as of the effective date of the 2018 Plan); (iii) 9,900,000 shares that were approved at the Company’s 2020 annual meeting of stockholders; (iv) 7,900,000 shares that were approved at the Company’s 2022 annual meeting of stockholders; (v) 10,000,000 shares that were approved at the Company’s 2023 annual meeting of stockholders; (vi) 11,000,000 newly requested shares; and (vii) any Prior Plans’ Returning Shares (as defined below), as such shares become available from time to time.
The number of shares of our common stock available for issuance under the Amended 2018 Plan will be reduced by: (i) one share for each share of common stock issued pursuant to an Appreciation Award granted under the Amended 2018 Plan; and (ii) 1.33 shares for each share of common stock issued pursuant to a Full Value Award granted under the Amended 2018 Plan.
The number of shares of our common stock available for issuance under the Amended 2018 Plan will be increased by: (i) one share for each Prior Plans’ Returning Share or Amended 2018 Plan Returning Share (each as defined below) subject to an Appreciation Award and (ii) 1.33 shares for each Prior Plans’ Returning Share or Amended 2018 Plan Returning Share (each as defined below) subject to a Full Value Award.
The “Prior Plans’ Returning Shares” are shares of our common stock subject to outstanding stock awards granted under the 2013 Plan or the Company’s 2004 Stock Incentive Plan (each referred to herein as a “Prior Plan”) and that following the effective date of the 2018 Plan: (i) are not issued because the stock award expires or otherwise terminates without all of the shares covered by the stock award having been issued or is settled in cash, or (ii) are forfeited back to or repurchased by us because of the failure to meet a contingency or condition required for the vesting of such shares.
The following actions will not result in an issuance of shares of our common stock under the Amended 2018 Plan and accordingly will not reduce the number of shares of our common stock available for issuance under the Amended 2018 Plan: (i) the expiration or termination of any portion of an award granted under the Amended 2018 Plan without the shares covered by such portion of the award having been issued; or (ii) the settlement of any portion of an award granted under the Amended 2018 Plan in cash.

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Table of Contents	Proposal No. 3
If any shares of our common stock issued pursuant to an award granted under the Amended 2018 Plan are forfeited back to or repurchased by us because of the failure to meet a contingency or condition required for the vesting of such shares, then such shares will become available again for issuance under the Amended 2018 Plan and, for purposes of this Proposal No. 3, such shares will be the “Amended 2018 Plan Returning Shares.”
The following shares of common stock will not become available again for issuance under the Amended 2018 Plan: (i) any shares that are reacquired or withheld (or not issued) by us to satisfy the exercise or purchase price of an award granted under the Prior Plans or the Amended 2018 Plan (including any shares subject to such award that are not delivered because such award is exercised through a reduction of shares subject to such award); (ii) any shares that are reacquired or withheld (or not issued) by us to satisfy a tax withholding obligation in connection with an award granted under the Prior Plans or the Amended 2018 Plan; (iii) any shares repurchased by us on the open market with the proceeds of the exercise or purchase price of an award granted under the Prior Plans or the Amended 2018 Plan; and (iv) in the event that a stock appreciation right granted under the Prior Plans or the Amended 2018 Plan is settled in shares, the gross number of shares subject to such award.
Eligibility
All of our (including our affiliates’) employees, non-employee directors and consultants are eligible to participate in the Amended 2018 Plan and may receive all types of awards other than incentive stock options. Incentive stock options may be granted under the Amended 2018 Plan only to our (including our affiliates’) employees. However, participation in the automatic grant program is limited to our non-employee directors (see “—Automatic Grant Program for Non-Employee Directors” below).
As of April 8, 2024, we (including our affiliates) had approximately 254 employees, eight non-employee directors and approximately 19 consultants.
Administration
Our Compensation Committee administers the Amended 2018 Plan (except the automatic grant program, which is administered by our Board, subject to the terms of such program) and may delegate authority to administer the Amended 2018 Plan to a subcommittee of non-employee directors. Our Compensation Committee may, at any time, revest in itself some or all of the power delegated to such a committee. The Compensation Committee and any other committee of non-employee directors to whom the Compensation Committee may delegate authority to administer the Amended 2018 Plan are each considered to be a Plan Administrator for purposes of this Proposal No. 3. Subject to the terms of the Amended 2018 Plan, the Plan Administrator may determine the recipients, the types of awards to be granted, the number of shares of our common stock subject to or the cash value of awards, and the terms and conditions of awards granted under the Amended 2018 Plan, including the period of their exercisability and vesting, subject to the minimum vesting requirement described under “—Minimum Vesting Requirement” below. The Plan Administrator also has the authority to provide for accelerated exercisability and vesting of awards. Subject to the limitations set forth below, the Plan Administrator also determines the fair market value applicable to an award and the exercise or strike price of stock options and stock appreciation rights granted under the Amended 2018 Plan.
The Plan Administrator may also delegate to one or more persons or bodies the authority to designate recipients (other than executive officers) of awards, the number of shares of our common stock subject to such awards, and certain terms of such awards in a manner permitted by applicable law (including the General Corporation Law of the State of Delaware). Any person or body who is delegated such authority may not grant an award to themselves.
Repricing; Cancellation and Re-Grant of Stock Options or Stock Appreciation Rights
Under the Amended 2018 Plan, the Plan Administrator does not have the authority to reprice any outstanding stock option or stock appreciation right by reducing the exercise or strike price of the stock option or stock appreciation right or to cancel any outstanding stock option or stock appreciation right that has an exercise or strike price greater than the then-current fair market value of our common stock in exchange for cash or other awards without obtaining the approval of our stockholders. Such approval must be obtained within 12 months prior to such an event.
Minimum Vesting Requirement
Under the Amended 2018 Plan, no award may vest until at least 12 months following the date of grant of such award, except that shares up to 5% of the share reserve of the Amended 2018 Plan may be issued pursuant to awards that do not meet such vesting requirements.
Dividends and Dividend Equivalents
The Amended 2018 Plan provides that dividends or dividend equivalents may not be paid or credited to stock options or stock appreciation rights.

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With respect to any award other than a stock option or stock appreciation right, the Amended 2018 Plan provides that dividends or dividend equivalents may be paid or credited with respect to any shares of our common stock subject to such award, as determined by the Plan Administrator and specified in the applicable award agreement; provided, however, that (i) no dividends or dividend equivalents may be paid with respect to any such shares before the date such shares have vested under the terms of such award agreement, (ii) any dividends or dividend equivalents that are credited with respect to any such shares will be subject to all of the terms and conditions applicable to such shares under the terms of such award agreement (including, but not limited to, any vesting conditions), and (iii) any dividends or dividend equivalents that are credited with respect to any such shares will be forfeited to us on the date such shares are forfeited to or repurchased by us due to a failure to vest.
Stock Options
Stock options may be granted under the Amended 2018 Plan pursuant to stock option agreements. The Amended 2018 Plan permits the grant of stock options that are intended to qualify as incentive stock options, or ISOs, and NSOs.
The exercise price of a stock option granted under the Amended 2018 Plan may not be less than 100% of the fair market value of the common stock subject to the stock option on the date of grant and, in some cases (see “—Limitations on Incentive Stock Options” below), may not be less than 110% of such fair market value.
The term of stock options granted under the Amended 2018 Plan may not exceed ten years from the date of grant and, in some cases (see “—Limitations on Incentive Stock Options” below), may not exceed five years from the date of grant. Except as otherwise provided in a participant’s stock option agreement or other written agreement with us or one of our affiliates, if a participant’s service relationship with us or any of our affiliates (referred to in this Proposal No. 3 as “continuous service”) terminates (other than for cause or the participant’s death or disability), the participant may exercise any vested stock options for up to three months following the participant’s termination of continuous service. Except as otherwise provided in a participant’s stock option agreement or other written agreement with us or one of our affiliates, if a participant’s continuous service terminates due to the participant’s disability, the participant may exercise any vested stock options for up to 12 months following the participant’s termination due to the participant’s disability. Except as otherwise provided in a participant’s stock option agreement or other written agreement with us or one of our affiliates, if a participant’s continuous service terminates due to the participant’s death (or the participant dies within a specified period following termination of continuous service), the participant’s beneficiary may exercise any vested stock options for up to 18 months following the participant’s death. Except as explicitly provided otherwise in a participant’s stock option agreement or other written agreement with us or one of our affiliates, if a participant’s continuous service is terminated for cause (as defined in the Amended 2018 Plan), all stock options held by the participant will terminate upon the participant’s termination of continuous service and the participant will be prohibited from exercising any stock option from and after such termination date. Except as otherwise provided in a participant’s stock option agreement or other written agreement with us or one of our affiliates, the term of a stock option may be extended if a participant’s continuous service terminates for any reason other than for cause and, at any time during the last 30 days of the applicable post-termination exercise period, the exercise of the stock option would be prohibited by applicable laws or the sale of any common stock received upon such exercise would violate our insider trading policy. In no event, however, may a stock option be exercised after its original expiration date.
Acceptable forms of consideration for the purchase of our common stock pursuant to the exercise of a stock option under the Amended 2018 Plan will be determined by the Plan Administrator and may include payment: (i) by cash, check, bank draft or money order payable to us; (ii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board; (iii) by delivery to us of shares of our common stock (either by actual delivery or attestation); (iv) by a net exercise arrangement (for NSOs only); or (v) in other legal consideration approved by the Plan Administrator.
Stock options granted under the Amended 2018 Plan may become exercisable in cumulative increments, or “vest,” as determined by the Plan Administrator at the rate specified in the stock option agreement, subject to the minimum vesting requirement described under “—Minimum Vesting Requirement” above. Shares covered by different stock options granted under the Amended 2018 Plan may be subject to different vesting schedules as the Plan Administrator may determine.
The Plan Administrator may impose limitations on the transferability of stock options granted under the Amended 2018 Plan in its discretion. Generally, a participant may not transfer a stock option granted under the Amended 2018 Plan other than by will or the laws of descent and distribution or, subject to approval by the Plan Administrator, pursuant to a domestic relations order or an official marital settlement agreement.

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However, the Plan Administrator may permit transfer of a stock option in a manner that is not prohibited by applicable tax and securities laws. In addition, subject to approval by the Plan Administrator, a participant may designate a beneficiary who may exercise the stock option following the participant’s death. Options may not be transferred to a third-party financial institution without stockholder approval.
Limitations on Incentive Stock Options
In accordance with current federal tax laws, the aggregate fair market value, determined at the time of grant, of shares of our common stock with respect to ISOs that are exercisable for the first time by a participant during any calendar year under all of our stock plans may not exceed $100,000. The stock options or portions of stock options that exceed this limit or otherwise fail to qualify as ISOs are treated as NSOs. No ISO may be granted to any person who, at the time of grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power unless the following conditions are satisfied:
•the exercise price of the ISO must be at least 110% of the fair market value of the common stock subject to the ISO on the date of grant; and
•the term of the ISO must not exceed five years from the date of grant.
Subject to adjustment for certain changes in our capitalization, the aggregate maximum number of shares of our common stock that may be issued pursuant to the exercise of ISOs under the Amended 2018 Plan is 95,200,000 shares.
Stock Appreciation Rights
Stock appreciation rights may be granted under the Amended 2018 Plan pursuant to stock appreciation right agreements. Each stock appreciation right is denominated in common stock share equivalents. The strike price of each stock appreciation right will be determined by the Plan Administrator, but will in no event be less than 100% of the fair market value of the common stock subject to the stock appreciation right on the date of grant. The term of stock appreciation rights granted under the Amended 2018 Plan may not exceed ten years from the date of grant. The Plan Administrator may also impose restrictions or conditions upon the vesting of stock appreciation rights that it deems appropriate, subject to the minimum vesting requirement described under “—Minimum Vesting Requirement” above. The appreciation distribution payable upon exercise of a stock appreciation right may be paid in shares of our common stock, in cash, in a combination of cash and stock, or in any other form of consideration determined by the Plan Administrator and set forth in the stock appreciation right agreement. Stock appreciation rights will be subject to the same conditions upon termination of continuous service and restrictions on transfer as stock options under the Amended 2018 Plan.
Restricted Stock Awards
Restricted stock awards may be granted under the Amended 2018 Plan pursuant to restricted stock award agreements. A restricted stock award may be granted in consideration for cash, check, bank draft or money order payable to us, the participant’s services performed for us, or any other form of legal consideration acceptable to the Plan Administrator. Shares of our common stock acquired under a restricted stock award may be subject to forfeiture to or repurchase by us in accordance with a vesting schedule to be determined by the Plan Administrator, subject to the minimum vesting requirement described under “—Minimum Vesting Requirement” above. Rights to acquire shares of our common stock under a restricted stock award may be transferred only upon such terms and conditions as are set forth in the restricted stock award agreement. Upon a participant’s termination of continuous service for any reason, any shares subject to restricted stock awards held by the participant that have not vested as of such termination date may be forfeited to or repurchased by us.
Restricted Stock Unit Awards
RSU awards may be granted under the Amended 2018 Plan pursuant to RSU award agreements. Payment of any purchase price may be made in any form of legal consideration acceptable to the Plan Administrator. A RSU award may be settled by the delivery of shares of our common stock, in cash, in a combination of cash and stock, or in any other form of consideration determined by the Plan Administrator and set forth in the RSU award agreement. RSU awards may be subject to vesting in accordance with a vesting schedule to be determined by the Plan Administrator, subject to the minimum vesting requirement described under “-Minimum Vesting Requirement” above. Except as otherwise provided in a participant’s RSU award agreement or other written agreement with us or one of our affiliates, RSUs that have not vested will be forfeited upon the participant’s termination of continuous service for any reason.

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Performance Stock Awards
The Amended 2018 Plan allows us to grant performance stock awards. A performance stock award is a stock award that is payable (including that may vest or may be exercised) contingent upon the attainment of pre-determined performance goals during a performance period. A performance stock award may require the completion of a specified period of continuous service. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be determined by the Plan Administrator in its discretion. In addition, to the extent permitted by applicable law and the applicable award agreement, the Plan Administrator may determine that cash may be used in payment of performance stock awards.
Performance goals under the Amended 2018 Plan will be based on any one or more of the following performance criteria: (i) earnings (including earnings per share and net earnings); (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) earnings before interest, taxes, depreciation, amortization and legal settlements; (v) earnings before interest, taxes, depreciation, amortization, legal settlements and other income (expense); (vi) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense) and stock-based compensation; (vii) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense), stock-based compensation and changes in deferred revenue; (viii) total stockholder return; (ix) return on equity or average stockholder’s equity; (x) return on assets, investment, or capital employed; (xi) stock price; (xii) profit (including gross profit) and/or margin (including gross margin); (xiii) income (before or after taxes); (xiv) operating income; (xv) operating income after taxes; (xvi) pre-tax profit; (xvii) operating cash flow; (xviii) sales or revenue targets; (xix) increases in revenue or product revenue; (xx) expenses and cost reduction goals; (xxi) improvement in or attainment of working capital levels; (xxii) economic value added (or an equivalent metric); (xxiii) market share; (xxiv) cash flow; (xxv) cash flow per share; (xxvi) share price performance; (xxvii) debt reduction; (xxviii) implementation or completion of projects or processes; (xxix) employee retention; (xxx) stockholders’ equity; (xxxi) capital expenditures; (xxxii) debt levels; (xxxiii) operating profit or net operating profit; (xxxiv) workforce diversity; (xxxv) growth of net income or operating income; (xxxvi) billings; (xxxvii) bookings; and (xxxviii) other measures of performance selected by the Plan Administrator.
Performance goals may be based on a company-wide basis, with respect to one or more business units, divisions, affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Plan Administrator in the award agreement at the time the award is granted or in such other document setting forth the performance goals at the time the performance goals are established, the Plan Administrator will appropriately make adjustments in the method of calculating the attainment of performance goals for a performance period as follows: (i) to exclude restructuring and/or other nonrecurring charges; (ii) to exclude exchange rate effects; (iii) to exclude the effects of changes to generally accepted accounting principles; (iv) to exclude the effects of any statutory adjustments to corporate tax rates; (v) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (vi) to exclude the dilutive effects of acquisitions or joint ventures; (vii) to assume that any business divested by us achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; (viii) to exclude the effect of any change in the outstanding shares of our common stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (ix) to exclude the effects of stock based compensation and the award of bonuses under our bonus plans; (x) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; and (xi) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles.
In addition, the Plan Administrator retains the discretion to reduce or eliminate the compensation or economic benefit due upon the attainment of any performance goals and to define the manner of calculating the performance criteria it selects to use for a performance period.

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Automatic Grant Program for Non-Employee Directors
Under the automatic grant program, each individual who is a non-employee Board member will automatically be granted a NSO to purchase 50,000 shares of common stock and a RSU award in respect of 25,000 shares of common stock on an annual basis (subject to an annual aggregate limit of $225,000 for any such awards granted to any such non-employee Board member, based on the grant date fair value of such awards for financial reporting purposes). Such annual awards will be granted on the date of each annual meeting of stockholders, provided that such individual is a non-employee Board member on the date of grant, has served as a non-employee Board member for at least three months prior to the date of grant, and will continue serving as a non-employee Board member immediately after the date of grant. The shares subject to each annual automatic NSO grant made to a continuing Board member will vest in 12 successive equal monthly installments over the one-year period following the date of grant, subject to the director’s continuous service through the applicable vesting dates. The shares subject to each annual automatic RSU award grant made to a continuing Board member will fully vest on the earlier of (i) the first anniversary of the date of grant or (ii) the day prior to the next annual meeting of stockholders, subject to the director’s continuous service through the applicable vesting date.
Under the automatic grant program, each individual who is initially appointed or elected as a non-employee Board member will, on the date of such appointment or election, automatically be granted a NSO to purchase 75,000 shares of common stock and a RSU award in respect of 37,500 shares of common stock (subject to an aggregate limit of $350,000 for any such awards granted to any such non-employee Board member, based on the grant date fair value of such awards for financial reporting purposes). The shares subject to each initial automatic NSO grant made to a newly appointed or elected Board member will vest in 36 successive equal monthly installments over the three-year period following the date of grant, subject to the director’s continuous service through the applicable vesting dates. The shares subject to each initial automatic RSU award grant made to a newly appointed or elected Board member will vest in three equal annual installments over the three-year period following the date of grant, subject to the director’s continuous service through the applicable vesting dates.
Each automatic NSO grant will have an exercise price per share equal to the fair market value per share of our common stock on the grant date and will have a term of 10 years, subject to earlier termination following the director’s termination of continuous service. Each automatic NSO grant will be immediately exercisable for all of the option shares; however, we may repurchase, at the lower of the exercise price paid per share or the fair market value per share, any shares purchased under the NSO that are not vested at the time of the director’s termination of continuous service.
The shares subject to each automatic NSO grant and each automatic RSU award grant will immediately vest in full upon the director’s termination of continuous service due to death or disability, or upon the occurrence of a change in control or hostile takeover (each as defined in the Amended 2018 Plan and described below), subject to the director’s continuous service through the date of such change in control or hostile takeover.
Other Stock Awards
Other forms of stock awards valued in whole or in part by reference to, or otherwise based on, our common stock may be granted either alone or in addition to other awards under the Amended 2018 Plan. Subject to the terms of the Amended 2018 Plan, the Plan Administrator will have sole and complete authority to determine the persons to whom and the time or times at which such other stock awards will be granted, the number of shares of our common stock to be granted and all other terms and conditions of such other stock awards.
Clawback Policy
Awards granted under the Amended 2018 Plan will be subject to recoupment in accordance with (i) our Clawback Policy, (ii) any clawback policy that we are required to adopt pursuant to the listing standards of any national securities exchange or association on which our securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law, and (iii) any other clawback policy that we adopt. In addition, the Plan Administrator may impose other clawback, recovery or recoupment provisions in an award agreement as the Plan Administrator determines necessary or appropriate, including a reacquisition right in respect of previously acquired shares of our common stock or other cash or property upon the occurrence of cause. For further information regarding our Clawback Policy, see the section entitled “Compensation Discussion and Analysis—Additional Compensation Information—Clawback Policy.”

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Changes to Capital Structure
In the event of certain capitalization adjustments, the Plan Administrator will appropriately adjust: (i) the class(es) and maximum number of securities subject to the Amended 2018 Plan; (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of ISOs; (iii) the class(es) and number of securities to be granted under the automatic grant program; and (iv) the class(es) and number of securities and price per share of stock subject to outstanding awards.
Change in Control or Hostile Takeover
The following provisions will apply to awards under the Amended 2018 Plan in the event of a change in control (as defined in the Amended 2018 Plan and described below) unless otherwise provided in the instrument evidencing the award or any other written agreement with us or one of our affiliates or unless otherwise expressly provided by the Plan Administrator at the time of grant of the award.
In the event of a change in control, outstanding awards shall be assumed, continued or substituted for similar stock awards by the surviving or acquiring corporation (or its parent company). If the surviving or acquiring corporation (or its parent company) fails to assume, continue or substitute such awards, the vesting of awards held by participants who are our employees or non-employee directors and whose continuous service has not terminated will be accelerated in full (and with respect to performance stock awards, vesting will be deemed to be satisfied at the target level of performance) to a date prior to the change in control as determined by the Plan Administrator. All awards not assumed, continued or substituted for similar stock awards by the surviving or acquiring corporation (or its parent company) will terminate if not exercised (if applicable) upon the change in control. In addition, the Plan Administrator may also provide, in its sole discretion, that the holder of an award that will terminate if not exercised prior to the occurrence of a change in control may not exercise such award but instead will receive a payment, in such form as may be determined by the Plan Administrator, equal to the excess, if any, of (1) the value of the property the participant would have received upon exercise of the award (including, at the discretion of the Plan Administrator, any unvested portion of such award) over (2) the exercise price otherwise payable in connection with the award.
For purposes of the Amended 2018 Plan, a change in control generally will be deemed to occur if (1) we are acquired pursuant to a merger, consolidation or other reorganization approved by our stockholders, (2) there occurs a stockholder-approved sale or other disposition of all or substantially all our assets, or (3) there occurs any transaction or series of related transactions pursuant to which any person or group of related persons becomes directly or indirectly the beneficial owner of securities possessing (or convertible into or exercisable for securities possessing) more than 50% of the total combined voting power of our securities outstanding immediately after the consummation of such transaction or series of related transactions, whether such transaction involves a direct issuance from us or the acquisition of outstanding securities held by one or more of our stockholders.
The awards granted to our non-employee directors under our automatic grant program will automatically immediately fully accelerate vesting upon a change in control or hostile takeover (as defined in the Amended 2018 Plan and described below), subject to the director’s continuous service through the date of such change in control or hostile takeover. The acceleration of vesting of an award in the event of a change in control or hostile takeover under the Amended 2018 Plan may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of us.
For purposes of the Amended 2018 Plan, a hostile takeover generally will be deemed to occur if (1) there is a change in the majority of our Board as a result of one or more contested elections for Board membership, or (2) securities possessing more than 50% of the total combined voting power of our outstanding securities are acquired pursuant to a hostile tender offer.
Plan Amendments and Termination
The Plan Administrator will have the authority to amend or terminate the Amended 2018 Plan at any time. However, except as otherwise provided in the Amended 2018 Plan, no amendment or termination of the Amended 2018 Plan may impair a participant’s rights under his or her outstanding awards without the participant’s consent. We will obtain stockholder approval of any amendment to the Amended 2018 Plan as required by applicable law and listing requirements. No incentive stock options may be granted under the Amended 2018 Plan after April 23, 2028, which is the tenth anniversary of the date the 2018 Plan was first approved by the Compensation Committee.

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Table of Contents	Proposal No. 3
U.S. Federal Income Tax Consequences
The following is a summary of the principal United States federal income tax consequences to participants and us with respect to participation in the Amended 2018 Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired the Amended 2018 Plan. The Amended 2018 Plan is not qualified under the provisions of Section 401(a) of the Internal Revenue Code of 1986, as amended, or the Code, and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness and the satisfaction of our tax reporting obligations.
Nonstatutory Stock Options
Generally, there is no taxation upon the grant of an NSO if the stock option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. Upon exercise, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the underlying stock on the date of exercise of the stock option over the exercise price. If the participant is employed by us or one of our affiliates, that income will be subject to withholding taxes. The participant’s tax basis in those shares will be equal to his or her fair market value on the date of exercise of the stock option, and the participant’s capital gain holding period for those shares will begin on that date.
Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.
Incentive Stock Options
The Amended 2018 Plan provides for the grant of stock options that are intended to qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, a participant generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the participant holds a share received upon exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the participant’s tax basis in that share will be long-term capital gain or loss.
If, however, a participant disposes of a share acquired upon exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the participant generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date of exercise of the stock option over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the participant will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.
For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired upon exercise of an ISO exceeds the exercise price of the stock option generally will be an adjustment included in the participant’s alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired upon exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised.
We are not allowed a tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired upon exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant, subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and provided that either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

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Table of Contents	Proposal No. 3
Restricted Stock Awards
Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following his or her receipt of the restricted stock award, to recognize ordinary income, as of the date the recipient receives the restricted stock award, equal to the excess, if any, of the fair market value of the stock on the date the restricted stock award is granted over any amount paid by the recipient for the stock.
The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock award will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.
Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock award.
Restricted Stock Unit Awards
Generally, the recipient of a RSU award structured to comply with the requirements of Section 409A of the Code or an exception to Section 409A of the Code will recognize ordinary income at the time the stock is delivered equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. To comply with the requirements of Section 409A of the Code, the stock subject to a RSU award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change in control. If delivery occurs on another date, unless the RSU award otherwise complies with or qualifies for an exception to the requirements of Section 409A of the Code (including delivery upon achievement of a performance goal), in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed.
The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a RSU award will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered.
Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the RSU award.
Stock Appreciation Rights
Generally, if a stock appreciation right is granted with an exercise price equal to the fair market value of the underlying stock on the grant date, the recipient will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise.
Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.
Section 162(m) Limitations
Under Section 162(m) of the Code, compensation paid to any publicly held corporation’s “covered employees” that exceeds $1 million per taxable year for any covered employee is generally non-deductible. Awards granted under the Amended 2018 Plan will be subject to the deduction limit under Section 162(m) of the Code and will not be eligible to qualify for the performance-based compensation exception under Section 162(m) of the Code pursuant to the transition relief provided by the Tax Cuts and Jobs Act. For further information regarding the deduction limit under Section 162(m) of the Code and such transition relief, see the section entitled “Compensation Discussion and Analysis—Additional Compensation Information—Tax and Accounting Effects of Executive Compensation.”

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Table of Contents	Proposal No. 3
New Plan Benefits under Amended 2018 Plan

The following table sets forth certain information regarding future benefits under the Amended 2018 Plan.

Number of Shares (#)

Alexander D. Macrae President and Chief Executive Officer	(1)
Prathyusha Duraibabu Senior Vice President, Chief Financial Officer	(1)
Nathalie Dubois-Stringfellow Senior Vice President, Chief Development Officer	(1)
Jason D. Fontenot Senior Vice President, Chief Scientific Officer	(2)
D. Mark McClung Executive Vice President, Chief Operating Officer	(3)
All current executive officers as a group	(1)
All current directors who are not executive officers as a group	(4)
All current employees, including all current officers who are not executive officers, as a group	(1)
(1)Awards granted under the Amended 2018 Plan to our executive officers and other employees are discretionary and are not subject to set benefits or amounts under the terms of the Amended 2018 Plan, and we have not granted any awards under the Amended 2018 Plan subject to stockholder approval of this Proposal No. 3. Accordingly, the benefits or amounts that will be received by or allocated to our executive officers and other employees under the Amended 2018 Plan are not determinable.
(2)Dr. Fontenot’s employment with the Company terminated effective January 2, 2024, and, therefore, he is not eligible to receive any future awards under the Amended 2018 Plan.
(3)Mr. McClung’s employment with the Company terminated effective January 2, 2024, and, therefore, he is not eligible to receive any future awards under the Amended 2018 Plan.
(4)As described above in this Proposal No. 3 under “—Automatic Grant Program for Non-Employee Directors,” each individual who is a non-employee Board member will automatically be granted a NSO to purchase 50,000 shares of common stock and a RSU award in respect of 25,000 shares of common stock on an annual basis (subject to an annual aggregate limit of $225,000 for any such awards granted to any such non-employee Board member, based on the grant date fair value of such awards for financial reporting purposes). Such annual awards will be granted on the date of each annual meeting of stockholders, provided that such individual is a non-employee Board member on the date of grant, has served as a non-employee Board member for at least three months prior to the date of grant, and will continue serving as a non-employee Board member immediately after the date of grant. If this Proposal No. 3 is approved by our stockholders, then on and after the date of the Annual Meeting, any such NSOs and RSU awards will be granted under the Amended 2018 Plan. Under the current terms of the automatic grant program under the Amended 2018 Plan, the aggregate number of shares subject to such NSOs and RSU awards that will automatically be granted to all of our current directors who are not executive officers as a group will be 600,000 shares each year (subject to the $225,000 limit described above).

Sangamo Therapeutics	38	2024 Proxy Statement

Table of Contents	Proposal No. 3
Plan Benefits under 2018 Plan

The following table sets forth, for each of the individuals and various groups indicated, the total number of shares of our common stock subject to awards that have been granted under the 2018 Plan as of April 8, 2024:

Number of Shares (#)

Alexander D. Macrae President and Chief Executive Officer	5,084,275
Prathyusha Duraibabu Senior Vice President, Chief Financial Officer	1,369,513
Nathalie Dubois-Stringfellow Senior Vice President, Chief Development Officer	1,371,683
Jason D. Fontenot Former Senior Vice President, Chief Scientific Officer	670,120
D. Mark McClung Former Executive Vice President, Chief Operating Officer	958,530
All current executive officers as a group(1)	9,459,773
All current directors who are not executive officers as a group	1,175,800
Each nominee for election as a director:
Courtney Beers	97,900
Robert F. Carey	168,750
Kenneth J. Hillan	148,750
Margaret A. Horn	97,900
Alexander D. Macrae	5,084,275
John H. Markels	138,750
James R. Meyers	168,750
H. Stewart Parker	168,750
Karen L. Smith	186,250
Each associate of any executive officers, current directors or director nominees	—
Each other person who received or is to receive 5% of awards	—
All current employees, including all current officers who are not executive officers, as a group	14,754,182
(1)Excludes Dr. Fontenot and Mr. McClung, whose employment with the Company terminated effective January 2, 2024.
Vote Required

Approval of this Proposal No. 3 requires votes “For” from holders of a majority in voting power of the shares present online or represented by proxy at the Annual Meeting and entitled to vote on this Proposal No. 3.

Board Recommendation

The Board of Directors recommends that the stockholders vote “FOR” the approval of the amendment and restatement of the Sangamo Therapeutics, Inc. 2018 Equity Incentive Plan.

Sangamo Therapeutics	39	2024 Proxy Statement

Proposal No. 4:
Amendment of the Restated Certificate to Increase the Total Number of Authorized Shares of Common Stock
The Board has determined that it is advisable and in the Company’s best interests and in the best interests of our stockholders to amend our Restated Certificate to increase the total number of authorized shares of common stock from 640,000,000 shares to 960,000,000 shares. On March 28, 2024, the Board adopted resolutions approving the certificate of amendment of the Restated Certificate in substantially the form attached hereto as Appendix B, or the Certificate of Amendment. At that time, the Board declared the Certificate of Amendment to be advisable and in the best interests of Sangamo and our stockholders and is accordingly submitting the Certificate of Amendment for approval by our stockholders.
If stockholders approve this Proposal No. 4, we expect to file the Certificate of Amendment with the Secretary of State of the State of Delaware to increase the number of authorized shares of our common stock as soon as practicable following stockholder approval.
Upon filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, Article IV, Paragraph A of the Restated Certificate would be amended as follows, with the proposed additions underlined and proposed deletions stricken through:
“A. Classes of Stock. The total number of shares of stock which the Corporation shall have authority to issue is ~~six hundred forty-five million (645,000,000)~~ nine hundred sixty-five million (965,000,000), consisting of five million (5,000,000) shares of Preferred Stock, par value $0.01 per share (the “Preferred Stock”), and ~~six hundred forty million (640,000,000)~~ nine hundred sixty million (960,000,000) shares of Common Stock, par value $0.01 per share (the “Common Stock”).”
As of the close of business on April 8, 2024, of our 640,000,000 authorized shares of common stock, there were 207,495,609 shares of common stock issued and outstanding. In addition to the 207,495,609 shares of common stock outstanding on April 8, 2024, the following shares of common stock were reserved for issuance:
•11,622,917 shares of common stock issuable upon the exercise of options outstanding as of April 8, 2024, having a weighted-average exercise price of $7.25 per share;
•13,311,112 shares of common stock issuable upon the vesting of RSUs outstanding as of April 8, 2024;
•5,756,907 shares of common stock reserved for future issuance under the 2018 Plan as of April 8, 2024 (not including the 11,000,000 new shares available for grant under the Amended 2018 Plan if Proposal No. 3 is approved by our stockholders);
•2,858,653 shares of common stock reserved for future issuance under our 2020 Employee Stock Purchase Plan as of April 8, 2024;
•3,809,523 shares of common stock issuable upon the exercise of outstanding pre-funded warrants at an exercise price of $0.01 per share; and
•28,571,428 shares of common stock issuable upon the exercise of outstanding warrants to purchase common stock at an exercise price of $1.00 per share.
The proposed Certificate of Amendment would increase the number of shares of common stock that we are authorized to issue from 640,000,000 shares of common stock to 960,000,000 shares of common stock, representing an increase of 320,000,000 shares of authorized common stock, with a corresponding increase in the total authorized capital stock, which includes common stock and preferred stock, from 645,000,000 shares to 965,000,000 shares.
Reasons for the Increase in Authorized Shares

We have incurred significant operating losses and negative operating cash flows since inception and have not achieved profitability. Since our inception, we have funded our operations primarily through the issuance of equity securities, payments from corporate collaborators and strategic partners and research grants. We anticipate continuing to incur operating losses for at least the next several years, and although we expect capital

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Table of Contents	Proposal No. 4
outlays and operating expenditures to decrease in the near-term in connection with the restructuring of operations, reduction in workforce and significant reduction in our internal manufacturing and allogeneic research footprints in California announced in April 2023, the further restructuring of operations and corresponding reduction in workforce announced in November 2023, and the wind-down of our France operations announced in March 2024, we expect to continue to devote substantial resources to research and development in the future and expect capital outlays and operating expenditures to increase in the next several years if we are successful in advancing our product candidates from research stage to and through clinical trials.
We have no credit facility or committed sources of capital other than limited research grants and potential contingent milestone-based and royalty payments that we are eligible to receive under our remaining collaborations. Based on our current operating plan, we believe our available cash, cash equivalents, and marketable securities as of December 31, 2023, together with the net proceeds of approximately $21.8 million from a registered direct offering of 24,761,905 shares of common stock, pre-funded warrants to purchase up to an aggregate of 3,809,523 shares and accompanying warrants to purchase up to an aggregate of 3,809,523 shares of our common stock in March 2024, will be adequate to fund our currently planned operations only through the third quarter of 2024. Accordingly, our financial position raises substantial doubt about our ability to continue to operate as a going concern and we will still need substantial additional funding to execute our operating plan and to continue to operate as a going concern. Our ability to execute our operating plan and to continue to operate as a going concern is therefore dependent upon our ability to raise substantial additional capital to fund our operations and support our research and development activities, including to advance our core preclinical neurology programs to potentially meaningful milestones. In this regard, we are actively seeking additional capital, including through public or private equity or debt financings, royalty financings or other sources, such as strategic collaborations (which arrangements can also involve the possibility of an equity investment in us by the strategic partner) and other direct investments in our programs. If we are unable to secure additional funding in the very near term, we will likely seek protection under the U.S. Bankruptcy Code. We have explored, and continue to explore, whether filing for bankruptcy protection is in the best interest of our Company and our stakeholders.
As of the date of this Proxy Statement, the Board has no definitive plans, arrangements or understandings to issue any of the additional shares of common stock that would be available as a result of the approval of the proposed Certificate of Amendment, other than in connection with the proposed increase to the aggregate number of shares of our common stock that may be issued under the Amended 2018 Plan, assuming Proposal No. 3 is approved by our stockholders, and pursuant to our at-the-market offering program with Jefferies LLC under which we may elect to issue and sell shares of our common stock having an aggregate offering price of up to approximately $194.5 million as of the record date. Our Board believes it is appropriate to increase our authorized shares of common stock so that we have shares of common stock available to provide additional flexibility to promptly and appropriately use our common stock for business and financial purposes in the future, as well as to have sufficient shares available to provide appropriate equity incentives for our employees and other eligible service providers. The additional shares of common stock, if approved, may be used for various purposes without further stockholder approval. These purposes may include raising capital; providing equity incentives to employees, officers, directors, consultants and/or advisors; establishing collaborative or partnering arrangements with other companies; expanding our options for funding our business; and other purposes.
In addition, as we focus our efforts on proprietary human therapeutics, we will need to seek regulatory approvals of our product candidates from the U.S. Food and Drug Administration, or FDA, or other comparable regulatory authorities, a process that could cost in excess of hundreds of millions of dollars per product. Accordingly, we are actively seeking additional capital, including through public or private equity or debt financings, royalty financings or other sources, such as strategic collaborations. In this regard, if the Board determines that raising additional capital through issuing the additional shares of common stock is desirable, we want to be able to act quickly if market conditions are favorable. If this Proposal No. 4 is not approved, we may not be able to raise future capital without first obtaining stockholder approval for an increase in the number of authorized shares of common stock. The cost, prior notice requirements and delay involved in obtaining stockholder approval at the time that corporate action may be necessary or desirable could completely eliminate our ability to opportunistically capitalize on favorable market windows, which could delay or preclude our ability to advance our development and potential commercialization efforts. In addition, our success depends in part on our continued ability to retain and motivate highly qualified management and clinical personnel, and if the proposed Certificate of Amendment is not approved by our stockholders, a lack of sufficient unissued and unreserved authorized shares of common stock to provide future equity incentive opportunities that the Compensation Committee deems appropriate could adversely impact our ability to achieve these goals. In summary, if our stockholders do not approve this Proposal No. 4, we may not be able to access the capital markets; continue to operate as a going concern; continue to conduct the research and development and clinical and regulatory activities necessary to bring our product

Sangamo Therapeutics	41	2024 Proxy Statement

Table of Contents	Proposal No. 4
candidates to market; complete future corporate collaborations and partnerships; retain and motivate employees, officers, directors, consultants and/or advisors; and pursue other business opportunities integral to our success, all of which could severely harm our business and our prospects.
The Board believes that the proposed increase in authorized common stock will make sufficient shares available to provide the additional flexibility necessary to raise the capital needed to pursue our strategic objectives. Over the past several years, our authorized common stock has allowed us the flexibility to pursue a number of financing and collaboration transactions that were key to enabling our support of our development programs while at the same time enabling us to continue to provide the employee equity incentives that we deem necessary to attract and retain key employees. Unless our stockholders approve this Proposal No. 4, we may not have sufficient unissued and unreserved authorized shares of common stock to support the growth needed to continue the development of our product candidates by engaging in similar transactions in the future and to respond to compensatory needs by implementing new or revised equity compensation plans or arrangements such as the Amended 2018 Plan, all of which could severely harm our business and our prospects.
Effects of the Increase in Authorized Shares

The additional common stock proposed to be authorized under the Certificate of Amendment would have rights identical to our current outstanding common stock. Stockholder approval of the Certificate of Amendment and issuance of the common stock authorized thereby would not affect the rights of the holders of our currently outstanding common stock, except for effects incidental to increasing the number of shares of common stock outstanding, such as dilution of the earnings per share and voting rights of current holders of common stock. The additional shares of common stock authorized by the proposed Certificate of Amendment could be issued by the Board without further vote of our stockholders except as may be required in particular cases by the Restated Certificate, applicable law, regulatory agencies or Nasdaq rules. Under the Restated Certificate, our stockholders do not have preemptive rights to subscribe for additional securities that may be issued by us, which means that current stockholders do not have a prior right thereunder to purchase any newly issued shares of common stock in order to maintain their proportionate ownership interests in us.
The increase in our authorized shares of common stock could also have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of Sangamo difficult. For example, additional shares could be issued by us so as to dilute the stock ownership or voting rights of a person seeking to obtain control of Sangamo. Similarly, the issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our management by diluting the stock ownership or voting rights of persons seeking to cause such removal. Although this proposal to approve the Certificate of Amendment has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at us), and the Board does not intend or view the proposed increase in the number of authorized shares of common stock as an anti-takeover measure, stockholders should nevertheless be aware that approval of this Proposal No. 4 could facilitate future efforts by us to deter or prevent changes in control, including transactions in which our stockholders might otherwise receive a premium for their shares over then-current market prices.
Vote Required

Approval of this Proposal No. 4 requires votes “For” from a majority of the votes cast on this Proposal 4.

Board Recommendation

The Board of Directors recommends that the stockholders vote “FOR” the approval of the amendment of the Restated Certificate to increase the total number of authorized shares of common stock.

Sangamo Therapeutics	42	2024 Proxy Statement

Proposal No. 5:
Ratification of Independent Registered Public Accounting Firm
The Audit Committee has appointed Ernst & Young LLP, our independent registered public accounting firm during 2023, to serve in the same capacity for the year ending December 31, 2024 and is asking the stockholders to ratify this appointment.
Neither our Bylaws nor other governing documents or law require stockholder ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm. However, the Audit Committee is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. In the event the stockholders fail to ratify the appointment, the Audit Committee will reconsider its selection. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of Sangamo and its stockholders.
A representative of Ernst & Young LLP is expected to be present at the Annual Meeting and will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.
Principal Accounting Fees and Services

The following table presents fees for professional services rendered by Ernst & Young LLP for the audit of our annual financial statements for 2023 and 2022:

	Year Ended December 31,
	2023	2022
	($)	($)

Audit fees and expenses(1)	2,387,538	2,098,630
Audit-related fees	—	—
Tax fees(2)	—	138,535
All other fees	—	—
Total	2,387,538	2,237,165
(1)Includes fees and expenses for the audit of our annual financial statements included in our annual reports on Form 10-K and the related audit of internal control over financial reporting, review of interim financial statements included in our quarterly reports on Form 10-Q, consultations regarding accounting and auditing matters, fees in connection with the filing of our registration statements on Form S-3 and Form S-8 and related amendments and services normally provided in connection with statutory and regulatory filings.
(2)Consists of fees billed for professional services for tax compliance, tax advice and tax planning.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services
Under its charter, the Audit Committee must pre-approve all engagements of the independent registered public accounting firm for the performance of all audit and non-audit services that are not prohibited and the fees for such services. The Audit Committee has delegated to its Chair the authority to evaluate and approve service engagements on behalf of the full committee in the event a need arises for specific pre-approval between committee meetings. If the Chair approves any such engagements, he will report such approval to the full Audit Committee not later than the next committee meeting.
The Audit Committee has determined that the rendering of other professional services for tax compliance and tax advice by Ernst & Young LLP is compatible with maintaining their independence. The Audit Committee has established a policy governing our use of Ernst & Young LLP for non-audit services. Under the policy, management may use Ernst & Young LLP for non-audit services that are permitted under SEC rules and regulations, provided that management obtains the Audit Committee’s approval before such services are rendered.

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Table of Contents	Proposal No. 5
The services provided by Ernst & Young LLP in 2023 were pre-approved in accordance with this policy.
Approval of this Proposal No. 5 requires votes “For” from a majority in voting power of the shares present online or represented by proxy at the Annual Meeting and entitled to vote on this Proposal No. 5.

Board Recommendation

The Board of Directors recommends that the stockholders vote “FOR” the ratification of the appointment of Ernst & Young LLP to serve as our independent registered public accounting firm for the year ending December 31, 2024.

Sangamo Therapeutics	44	2024 Proxy Statement

Executive Officers
The following table sets forth information regarding our current executive officers as of April 8, 2024:

Name	Age	Position

Alexander D. Macrae, M.B., Ch.B., Ph.D.	61	President, Chief Executive Officer and Director
Prathyusha Duraibabu	45	Senior Vice President, Chief Financial Officer
Nathalie Dubois-Stringfellow, Ph.D.	62	Senior Vice President, Chief Development Officer
Amy Pooler, Ph.D.	47	Vice President, Head of Research
Scott B. Willoughby	49	Senior Vice President, General Counsel and Corporate Secretary
Alexander D. Macrae. Biographical information regarding Dr. Macrae is set forth under “Proposal No. 1: Election of Directors.”
Prathyusha Duraibabu has served as our Senior Vice President, Chief Financial Officer since June 2021, and previously served as our Vice President, Finance from March 2019 to May 2021. Ms. Duraibabu has over two decades of experience in optimizing financial operations, driving organizational change, building diverse teams and delivering results. Prior to joining the Company, Ms. Duraibabu served as Corporate Controller at Pacific Biosciences of California, Inc., a public commercial biotechnology company, from June 2010 to March 2019. At Pacific Biosciences, she was responsible for global financial operations, strategy, audit and tax. Ms. Duraibabu received a Bachelors of Accounting from Oxford Brookes University in Oxford, United Kingdom and an M.B.A. from San Jose State University. Ms. Duraibabu is a Certified Public Accountant in the State of California.
Nathalie Dubois-Stringfellow, Ph.D. has served as our Senior Vice President, Chief Development Officer since August 2022 and is responsible for overseeing the development and execution of project team strategy for Sangamo’s ZFP therapeutic programs in hemophilia, lysosomal storage disorders, hemoglobinopathies, HIV and Huntington’s disease. She has over 20 years of experience implementing and managing preclinical and clinical development of biologic therapies in oncology, as well as immune, infectious and genetic diseases. Dr. Dubois-Stringfellow joined Sangamo in January 2011 as Senior Director, Project Management and later served as our Vice President, Product Development and Management from January 2016 to September 2019 and as our Senior Vice President, Product Development and Management from September 2019 to August 2022. Prior to joining Sangamo, she held various positions in Discovery Research, Preclinical Research, Project Management, Clinical Development and Portfolio Management at Chiron Corp., Bayer Corp., Signature Biosciences, Inc. and most recently XOMA LLC, where she served as Senior Director, Preclinical Portfolio and Alliance Management. Dr. Dubois-Stringfellow was a post-doctoral fellow at the University of North Carolina, Chapel Hill, where she studied angiogenesis and tumorigenesis in transgenic mice and cell culture systems. She received her M.S. in Genetics and Immunology and her Ph.D. in Human Genetics from the Université Pierre et Marie Curie in Paris, France.
Amy Pooler, Ph.D. has served as Sangamo’s Vice President, Head of Research since November 2023. Dr. Pooler previously served as our Vice President, Neuroscience from April 2020 to November 2023, as our Senior Director, Neuroscience from January 2020 to April 2020 and as our Director, Neuroscience from March 2019 to January 2020. In her current role, Dr. Pooler leads the expansion of Sangamo’s neurology pipeline and the execution of collaborations with partner companies. From 2014 until joining Sangamo, Dr. Pooler served as a Brain Health Specialist for Nestlé S.A. within the research division in Lausanne, Switzerland. Before her industry career, she was at Massachusetts General Hospital and Harvard Medical School exploring synaptic degeneration. Dr. Pooler received her B.S. in Neuroscience from Brown University in Providence and her Ph.D. in Cellular and Molecular Neuroscience from the Massachusetts Institute of Technology. She then became a Blaschko European Visiting Research Fellow in the MRC Anatomical Neuropharmacology Unit at the University of Oxford and an Alzheimer’s Research UK fellow investigating mechanisms of neuronal dysfunction in Alzheimer’s disease at King’s College in London.

Sangamo Therapeutics	45	2024 Proxy Statement

Table of Contents	Executive Officers
Scott B. Willoughby has served as our Senior Vice President, General Counsel and Corporate Secretary since August 2021. Mr. Willoughby is responsible for all legal matters for Sangamo and has over two decades of experience in advising global public and private companies across multiple industries, including biotechnology, healthcare and technology. Mr. Willoughby joined Sangamo in March 2020 as Vice President and Head of Corporate Law. Previously, Mr. Willoughby served as Vice President, Deputy General Counsel from February 2019 to July 2019, and as Associate General Counsel, Corporate & Compliance from September 2017 to February 2019, at Achaogen, Inc., an anti-infectives biotechnology company. From February 2016 to September 2017, Mr. Willoughby served as Senior Counsel, M&A at McKesson Corporation, a pharmaceutical distribution and healthcare company. Earlier in his career, Mr. Willoughby held several senior counsel roles where he built his expertise in corporate governance, SEC reporting, corporate finance, compliance, M&A and international expansion. Mr. Willoughby received a B.A. and J.D. from the University of California, Berkeley.

Sangamo Therapeutics	46	2024 Proxy Statement

Security Ownership of Certain Beneficial Owners and Management
The following table sets forth certain information known to Sangamo with respect to the beneficial ownership of our common stock as of April 8, 2024, except as noted, by (i) all persons who were beneficial owners of 5% or more of our common stock based on 207,495,609 shares outstanding as of April 8, 2024, (ii) each current director (which includes all nominees for director), (iii) each of our named executive officers, and (iv) all current directors and executive officers as a group. The percentages in the following table are calculated based on 207,495,609 shares outstanding as of April 8, 2024. Shares of common stock issuable upon the settlement of RSUs, exercise of options or shares that may be purchased pursuant to the 2020 ESPP, in each case which settle or become exercisable within 60 days after April 8, 2024, are deemed outstanding for purposes of computing the percentage ownership of the person holding such RSUs, options or shares that may be purchased pursuant to the 2020 ESPP, but are not deemed outstanding for computing the percentage ownership of any other person. Unless otherwise indicated, the principal address of each of the stockholders below is c/o Sangamo Therapeutics, Inc., 501 Canal Boulevard, Richmond, CA 94804. Except as otherwise indicated or to the extent authority may be shared by both spouses under applicable law, and subject to applicable community property laws, we believe the persons named in the table have sole voting and investment power with respect to all shares of common stock held by them.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned (#)	Percentage of Shares Beneficially Owned (%)

Armistice Capital, LLC(1) 510 Madison Avenue, 7th Floor New York, NY 10022	20,664,000	9.9%
Biogen, Inc.(2) 225 Binney Street Cambridge, MA 02142	14,652,466	7.1%
BlackRock, Inc.(3) 55 East 52nd Street New York, NY 10055	14,095,865	6.8%
Vanguard Group Inc.(4) 100 Vanguard Blvd. Malvern, PA 19355	12,598,994	6.1%
Wasatch Advisors, Inc.(5) 505 Wakara Way Salt Lake City, UT 84108	20,134,294	9.7%
Alexander D. Macrae(6)	3,263,864	1.6%
Courtney Beers(7)	85,400	*
Robert F. Carey(8)	208,750	*
Nathalie Dubois-Stringfellow(9)	458,035	*
Prathyusha Duraibabu(10)	385,044	*
Kenneth J. Hillan(11)	148,750	*
Margaret A. Horn(12)	85,400	*
John H. Markels(13)	145,534	*
James R. Meyers(14)	168,750	*
H. Stewart Parker(15)	261,750	*
Karen L. Smith(16)	186,250	*
All current directors and executive officers as a group (13 persons)	5,850,144	2.8%
*Less than 1%.

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Table of Contents	Security Ownership of Certain Beneficial Owners and Management
(1)As of the record date, Armistice Capital Master Fund Ltd. (the “Master Fund”) held 20,664,000 shares of common stock and warrants to purchase 23,809,523 shares of common stock. All of the warrants held by the Master Fund are subject to beneficial ownership limitations of either 4.99% or 9.99%, which prohibit the Master Fund from exercising any portion of any warrant to the extent that, following such exercise, the Master Fund’s ownership of the common stock would exceed the relevant beneficial ownership limitation. Consequently, the Master Fund is not able to exercise all of its warrants due to the aforementioned beneficial ownership limitations, which is reflected in the table above. The securities are directly held by the Master Fund and may be deemed to be beneficially owned by: (i) Armistice Capital, LLC (“Armistice Capital”), as the investment manager of the Master Fund; and (ii) Steven Boyd, as the Managing Member of Armistice Capital.
(2)This information is based solely on information contained in the Schedule 13G/A filed with the SEC on February 12, 2024 by Biogen Inc. and Biogen MA Inc. Biogen Inc. and Biogen MA Inc. may be deemed to beneficially own the indicated shares and have shared dispositive power over 14,652,466 shares and shared voting power over 14,652,466 shares. The Schedule 13G/A provides information only as of December 31, 2023 and, consequently, the beneficial ownership of the above-mentioned entities may have changed between December 31, 2023 and April 8, 2024.
(3)This information is based solely on information contained in the Schedule 13G/A filed with the SEC on January 26, 2024 by BlackRock, Inc., or BlackRock. BlackRock, as a parent holding company or control person, may be deemed to beneficially own the indicated shares and has sole dispositive power over 14,095,865 shares and sole voting power over 13,642,866 shares. BlackRock reported its beneficial ownership on behalf of itself and the following: Aperio Group, LLC; BlackRock Advisors, LLC; BlackRock (Netherlands) B.V.; BlackRock Institutional Trust Company, National Association; BlackRock Asset Management Ireland Limited; BlackRock Financial Management, Inc.; BlackRock Japan Co., Ltd.; BlackRock Asset Management Schweiz AG; BlackRock Investment Management, LLC; BlackRock Investment Management (UK) Limited; BlackRock Asset Management Canada Limited; BlackRock (Luxembourg) S.A.; BlackRock Investment Management (Australia) Limited; BlackRock Fund Advisors; and BlackRock Fund Managers Ltd. The Schedule 13G/A provides information only as of December 31, 2023 and, consequently, the beneficial ownership of the above-mentioned entities may have changed between December 31, 2023 and April 8, 2024.
(4)This information is based solely on information contained in the Schedule 13G/A filed with the SEC on February 13, 2024 by The Vanguard Group, Inc., or Vanguard. Vanguard may be deemed to beneficially own the indicated shares and has sole dispositive power over 12,478,334 shares, shared dispositive power over 120,660 shares, and shared voting power over 66,306 shares. The Schedule 13G/A provides information only as of December 29, 2023 and, consequently, the beneficial ownership of Vanguard may have changed between December 29, 2023 and April 8, 2024.
(5)This information is based in part on information contained in the Schedule 13G/A filed with the SEC on April 5, 2024 by Wasatch Advisors LP, and also includes 4,761,905 shares of common stock purchased from the Company following the Schedule 13G/A. Does not include warrants to purchase up to 4,761,905 shares of common stock that are not exercisable within 60 days of April 8, 2024.
(6)Includes (i) 2,877,889 shares of common stock subject to options exercisable within 60 days after April 8, 2024 and (ii) RSUs covering 35,746 shares of common stock that vest and become issuable within 60 days of April 8, 2024.
(7)Includes (i) 65,250 shares of common stock subject to options exercisable within 60 days after April 8, 2024, of which 45,458 shares fully vest within 60 days after April 8, 2024, and the remaining 19,792 shares are currently exercisable but do not vest within 60 days after April 8, 2024 and would be subject to repurchase upon cessation of continuous service if exercised prior to vesting and (ii) RSUs covering 13,900 shares of common stock that vest and become issuable within 60 days after April 8, 2024.
(8)Includes (i) 159,150 shares of common stock subject to options exercisable within 60 days after April 8, 2024, all of which fully vest within 60 days after April 8, 2024 and (ii) RSUs covering 13,900 shares of common stock that vest and become issuable within 60 days after April 8, 2024.
(9)Includes (i) 367,101 shares of common stock issuable upon the exercise of stock options within 60 days after April 8, 2024, (ii) RSUs covering 9,237 shares of common stock that vest and become issuable within 60 days after April 8, 2024 and (iii) 5,000 shares of common stock that may be purchased pursuant to the 2020 ESPP within 60 days after April 8, 2024. The maximum number of shares of common stock that may be purchased pursuant to the 2020 ESPP is 5,000, however the actual amount of shares to be purchased is dependent upon stock price and employee contribution elections and is not determinable with specificity at this time.
(10)Includes (i) 312,067 shares of common stock issuable upon the exercise of stock options within 60 days after April 8, 2024 and (ii) RSUs covering 8,852 shares of common stock that vest and become issuable within 60 days after April 8, 2024.
(11)Includes (i) 99,150 shares of common stock subject to options exercisable within 60 days after April 8, 2024, all of which fully vest within 60 days after April 8, 2024 and (ii) RSUs covering 13,900 shares of common stock that vest and become issuable within 60 days after April 8, 2024.
(12)Includes (i) 65,250 shares of common stock subject to options exercisable within 60 days after April 8, 2024, of which 45,458 shares fully vest within 60 days after April 8, 2024, and the remaining 19,792 shares are currently exercisable but do not vest within 60 days after April 8, 2024 and would be subject to repurchase upon cessation of continuous service if exercised prior to vesting and (ii) RSUs covering 13,900 shares of common stock that vest and become issuable within 60 days after April 8, 2024.
(13)Includes (i) 99,150 shares of common stock subject to options exercisable within 60 days after April 8, 2024 all of which fully vest within 60 days after April 8, 2024 and (ii) RSUs covering 13,900 shares of common stock that vest and become issuable within 60 days after April 8, 2024.
(14)Includes (i) 119,150 shares of common stock subject to options exercisable within 60 days after April 8, 2024, all of which fully vest within 60 days after April 8, 2024 and (ii) RSUs covering 13,900 shares of common stock that vest and become issuable within 60 days after April 8, 2024.
(15)Includes (i) 199,150 shares of common stock subject to options exercisable within 60 days after April 8, 2024, all of which fully vest within 60 days after April 8, 2024 and (ii) RSUs covering 13,900 shares of common stock that vest and become issuable within 60 days after April 8, 2024.
(16)Includes (i) 134,150 shares of common stock subject to options exercisable within 60 days after April 8, 2024, all of which fully vest within 60 days after April 8, 2024 and (ii) RSUs covering 13,900 shares of common stock that vest and become issuable within 60 days after April 8, 2024.

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Delinquent Section 16(a) Reports
The members of the Board of Directors, our executive officers and persons who beneficially own more than 10% of our outstanding common stock are subject to the reporting requirements of Section 16 of the Exchange Act, as amended, which require them to file reports with respect to their beneficial ownership of the common stock and their transactions in such common stock. Based solely on a review of Forms 3, 4 and 5 and amendments thereto filed electronically with the SEC and written representations, if any, from reporting persons that no Form 5 is required, we believe that all reporting requirements under Section 16 for fiscal year 2023 were met in a timely manner by our directors, executive officers and greater than 10% beneficial owners, except for the following: one Form 4 report was filed late by each of Alexander D. Macrae, Prathyusha Duraibabu, Nathalie Dubois-Stringfellow, Jason D. Fontenot, D. Mark McClung, R. Andrew Ramelmeier and Scott B. Willoughby, each reporting two transactions occurring in February 2023.

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Executive Compensation
Compensation Discussion and Analysis
It is our intent in this CD&A to inform our stockholders of the policies and objectives underlying the compensation programs for our executive officers. Accordingly, we will address and analyze the key elements of the compensation provided to our principal executive officer, our principal financial officer and our three other most highly compensated executive officers as of December 31, 2023. We refer to these officers as our “named executive officers.”

Named Executive Officers

Alexander D. Macrae	President and Chief Executive Officer
Prathyusha Duraibabu	Senior Vice President, Chief Financial Officer
Nathalie Dubois-Stringfellow	Senior Vice President, Chief Development Officer
Jason D. Fontenot(1)	Former Senior Vice President, Chief Scientific Officer
D. Mark McClung(2)	Former Executive Vice President, Chief Operating Officer
(1)    In connection with the Company’s restructuring in November 2023, Dr. Fontenot’s employment with the Company terminated and he ceased serving as our Senior Vice President, Chief Scientific Officer effective January 2, 2024.
(2)     In connection with the Company’s restructuring in November 2023, Mr. McClung’s employment with the Company terminated and he ceased serving as our Executive Vice President, Chief Operating Officer effective January 2, 2024.
Executive Summary

Our Business
We are a genomic medicine company committed to translating ground-breaking science into medicines that transform the lives of patients and families afflicted with serious neurological diseases. We believe our zinc finger epigenetic regulators are ideally suited to potentially address devastating neurology disorders and our capsid discovery platform has demonstrated the ability to expand delivery beyond currently available intrathecal delivery capsids, including in the central nervous system, or CNS, in preclinical studies. See “—2023 Compensation Decisions” below for an analysis of how executive compensation was impacted by the attainment of our corporate objectives.
2023 and Early 2024 Performance Highlights
Corporate Updates
In 2023, we announced our strategic transformation into a neurology-focused genomic medicine company developing epigenetic regulation therapies designed to address serious neurological diseases and novel AAV capsid delivery technology. This transformation involved the deferral of new investments in both our Fabry gene therapy and CAR-Treg cell therapy programs unless and until we are able to successfully secure a collaboration partner or external investment in these programs. In addition, we have undertaken restructurings of operations and workforce reductions, including the consolidation of all our U.S. operations, including our headquarters, to our Richmond, California facility, and the planned closure of our facilities in Brisbane, California in 2024. In addition, as the search for investors in, or collaboration partners for, our CAR-Treg cell therapy programs has been unsuccessful to date, on March 1, 2024, our Board of Directors approved a wind-down of our French operations and a corresponding reduction in workforce, including closure of our cell therapy manufacturing facility and research labs in Valbonne, France, which is expected to commence in April 2024.
Financial Position
Based on our current operating plan, our cash, cash equivalents and marketable securities as of December 31, 2023, together with the $21.8 million in net proceeds from a registered direct offering of common stock and warrants in March 2024, are expected to allow us to meet our liquidity requirements only into the third quarter of 2024. Our ability to continue to operate as a going concern is dependent upon our ability to raise

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substantial additional capital to fund our operations and support our research and development endeavors, including to progress our preclinical and clinical programs as described in our Annual Report on Form 10-K. We have been actively seeking, and continue to actively seek, substantial additional capital, including through public or private equity or debt financing, royalty financing or other sources, such as strategic collaborations and other direct investments in our programs. While we raised an additional $21.8 million of net proceeds through a registered direct offering of common stock and warrants in March 2024, we will still need substantial additional funding to execute our operating plan and to continue to operate as a going concern. If we are unable to secure additional funding in the very near term, we will likely seek protection under the U.S. Bankruptcy Code. We have explored, and continue to explore, whether filing for bankruptcy protection is in the best interest of our Company and our stakeholders.
Core Preclinical Neurology Programs and Technology
Novel AAV Capsid Delivery Technology
•In March 2024, we announced the first data from our novel proprietary neurotropic adeno-associated virus, or AAV, capsid demonstrating industry-leading blood-brain barrier, or BBB, penetration and brain transduction in non-human primates, or NHPs.
•The novel STAC-BBB capsid demonstrated robust penetration of BBB in NHPs with 700-fold higher transgene expression in neurons compared to the benchmark capsid AAV9 and outperformed all other known published capsid variants evaluated in our study.
•The STAC-BBB capsid variant mediated robust expression of zinc finger cargo in neurons of NHPs, with potent and widespread repression of prion and tau genes observed across key brain regions, demonstrating the potential for modification of disease progression in prion disease and various tauopathies in human patients.
•Visualization of gene expression in individual brain cells by RNAscope revealed highly potent repression of tau in neurons expressing the zinc finger cargo, across multiple brain regions.
•We believe the capsid biodistribution profile of STAC-BBB is optimal for the treatment of neurological diseases with AAV-based treatments, highlighted by the observed enrichment in the CNS and de-targeting from the liver, dorsal root ganglia, or DRG, and other peripheral organs.
•STAC-BBB was generally well tolerated in NHPs, with no notable treatment related pathological findings in brain, spinal cord and peripheral tissues.
•We believe STAC-BBB is potentially manufacturable at commercial scale using standard cell culture and purification processes, is soluble using known excipients, and can be characterized using available analytics.
Chronic Neuropathic Pain – Nav1.7
•Since November 2023, investigational new drug application, or IND, enabling toxicology studies are nearing completion in our Nav1.7 program to treat chronic neuropathic pain.
•An IND submission is expected for this program in the fourth quarter of 2024, subject to our ability to secure adequate funding.
Prion Disease
•CTA-enabling activities continue to advance for our epigenetic regulation program in prion disease.
•We demonstrated that our prion-targeted zinc finger repressor, delivered via an intravenous administration of our novel STAC-BBB capsid, resulted in a dose-dependent repression of prion genes in NHPs.
•A CTA submission is expected for this program in the fourth quarter of 2025, subject to our ability to secure adequate funding.
Tauopathies
•We intend to resume development of our previously paused tau program, developing epigenetic regulation therapies addressing tauopathies, leveraging our newly identified STAC-BBB capsid variant.
•We demonstrated that our tau clinical-lead zinc finger repressor, delivered via an intravenous administration of the STAC-BBB novel capsid, resulted in a dose-dependent repression of tau genes in NHPs. Visualization of gene expression in individual brain cells by RNAscope revealed highly potent repression of tau in neurons expressing the zinc finger cargo across multiple brain regions.
•The IND submission for this program could occur as early as the fourth quarter of 2025, subject to our ability to secure adequate funding.

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Clinical Programs
Fabry Disease
•Since November 2023, an additional seven patients have been dosed in the Phase 1/2 STAAR study of isaralgagene civaparvovec, our investigational gene therapy for the treatment of Fabry disease, resulting in a total of 32 patients dosed to date. One additional patient has been withdrawn from Enzyme Replacement Therapy, or ERT, resulting in a total of 13 patients withdrawn from ERT to date. All patients withdrawn from ERT remain off ERT as of March 12, 2024.
•On February 5, 2024, we announced updated preliminary clinical data from our Phase 1/2 STAAR study in advance of our presentation at the 20th Annual WORLDSymposium on February 7, 2024. The data showed that as of the September 19, 2023 data cutoff date, sustained elevated expression of α-Gal A activity was maintained for up to three years for the longest-treated patient. All 12 patients withdrawn from ERT remained off ERT, with sustained elevated expression of α-Gal A activity observed for up to 19 months as of the September 19, 2023 data cutoff date. Total antibody or neutralizing antibody titers against α-Gal A decreased markedly in all seven patients with antibodies associated with ERT at baseline, and became undetectable in five. In the 13 patients followed for 12-months or more after treatment, renal function remained stable, and significant improvements in overall disease severity, quality of life, and gastrointestinal symptoms compared to baseline were reported. ST-920 continued to demonstrate a favorable safety profile, with no liver function test elevations requiring steroids post-treatment.
•Screening and enrollment are complete, and we expect to complete the dosing of remaining enrolled patients in the Phase 1/2 study in the first half of 2024.
•In February 2024, we aligned with the U.S. Food and Drug Administration, or FDA, on an abbreviated pathway to potential approval of isaralgagene civaparvovec. The FDA agreed in a Type D meeting that data from a single, adequate, and well-controlled study may form the primary basis of approval of a Biologics License Application, or BLA, for isaralgagene civaparvovec. The proposed study would enroll up to 25 patients, both male and female, without the need for a control arm. A head-to-head comparison with ERT is not part of the proposed study design deemed acceptable by the FDA. This approach enables a potentially more rapid, efficient and cost-effective pathway to BLA submission than originally anticipated.
•In addition, the European Medicine Agency, or EMA, granted priority medicines, or PRIME, eligibility to isaralgagene civaparvovec. PRIME is a scheme designed to enhance support for the development of medicines that target an unmet medical need and is intended to optimize development plans and expedite the review and approval process so that these medicines may reach patients as early as possible.
•The U.K. Medicines and Healthcare products Regulatory Agency also granted Innovative Licensing and Access Pathway to isaralgagene civaparvovec, which aims to accelerate time to market and facilitate access to medicines. Isaralgagene civaparvovec has already received Orphan Medicinal Product designation from the EMA as well as Orphan Drug, Fast Track and regenerative medicine advanced therapy, or RMAT, designations from the U.S. FDA.
•We are actively seeking a potential collaboration partner for our Fabry disease program. We are deferring additional investments in planning for a registrational trial until a collaboration partnership or financing for this program is secured.
Renal Transplant Rejection
•Since November 2023, we have dosed two additional patients in the Phase 1/2 STEADFAST study evaluating TX200, our wholly-owned autologous CAR-Treg cell therapy candidate for renal transplant rejection, to achieve a total of six patients dosed. In 2023, we received all necessary regulatory and ethics approvals for an accelerated dose escalation protocol from European regulatory authorities that allows dosing to potentially advance more quickly through the cohorts, and which also allows for a new and highest fourth dose cohort, compared to the three cohorts in the previously approved study protocol. The new, fourth cohort dose is 18-fold higher than the first cohort starting dose. As a result, in total three patients have been dosed at dose level 1, one patient at dose level 2, one patient at dose level 3 and the first patient at the new, and highest, dose level 4. The product candidate continues to be generally well tolerated in all six patients dosed to date.
•We expect to dose up to an additional two patients in the Phase 1/2 STEADFAST study and expect to complete dosing in the study in the first half of 2024. We plan to continue seeking a potential collaboration partner or external investment in our autologous CAR-Treg cell therapy programs.

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Partnered Program
Hemophilia A
•The Phase 3 AFFINE trial of giroctocogene fitelparvovec, an investigational gene therapy that we are developing with Pfizer Inc., or Pfizer, for patients with moderately severe to severe hemophilia A, continues to progress. Dosing of all patients in the trial is now complete.
•A pivotal readout is expected in the middle of 2024, with Pfizer anticipating submitting a BLA and a marketing authorization application, or MAA, in early 2025 if the pivotal readout is supportive.
•We and Pfizer presented updated data from the Phase 1/2 ALTA study of giroctocogene fitelparvovec via an oral presentation at the 65th American Society for Hematology Annual Meeting and Exposition on December 11, 2023. These data are described in detail in “Overview” in Part I, Item 1 of our Annual Report on Form 10-K
•We are eligible to earn from Pfizer up to $220.0 million in milestone payments upon the achievement of certain regulatory and commercial milestones for giroctocogene fitelparvovec and product royalties of 14% - 20% if giroctocogene fitelparvovec is approved and commercialized, subject to reduction due to patent expiration, entry of biosimilar products to the market and payment made under certain licenses for third-party intellectual property.
Objectives of Our Compensation Program
We are focused on translating groundbreaking science into genomic medicines with the potential to transform people’s lives using our platform technologies in gene therapy, cell therapy and genome engineering. To achieve this strategic business objective, we emphasize recruiting executives with significant industry or scientific experience, including in the areas of clinical development, medical affairs, product development, commercial planning and research innovation. This is a highly competitive industry, and our success depends upon our ability to attract and retain qualified executives through competitive compensation packages. The Compensation Committee administers the compensation programs for our executive officers with this competitive environment and our need to attract and retain qualified executives in mind.
To this end, the primary objectives of our compensation program are to:

Attract & Retain	Reward	Align	Recognize

highly qualified executives with extensive industry or scientific experience by providing a competitive compensation package that includes long-term incentives that provide significant retentive value.	executives for our success in meeting annual clinical development and other research and operational goals.	the interests of our executives with those of our stockholders.	company success and the contributions made by individuals.
Alignment of Executive Compensation Program with Business Strategy
Biotechnology research, development and commercialization require sustained and focused effort over many years and involve a high degree of risk. In order to align stockholder and executive interests, the Compensation Committee is committed to a program that rewards meeting long-term, strategic objectives, as well as annual incentive goals that are designed to drive achievement of our short- and long-term business objectives.
The Compensation Committee generally believes that a formulaic or purely quantitative approach to executive compensation is not the best way to foster long-term success for us as a clinical-stage biotechnology company that is not yet profitable. Instead, the Compensation Committee sets annual performance objectives on which it believes our executive officers should focus during the year in order to achieve our business goals, including, for 2023, aggressive pre-established clinical, R&D, manufacturing, business and corporate development objectives.

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The Compensation Committee strives to create a positive relationship between its compensation program and our corporate performance and considers competitive market dynamics, the business environment in which the results were achieved and any unplanned positive or negative events when making compensation decisions. A significant portion of the total compensation opportunity for each of our named executive officers is directly related to performance tied to specific business and strategic objectives as well as stock price performance through the long-term incentive plan.
In order to assure that the compensation programs for our named executive officers remain competitive with peer companies, accomplish our pay-for-performance objectives, and create rewards for the realization of our long-term strategic objectives, the Compensation Committee works with Aon to obtain the advice and market data needed to ensure that the compensation programs achieve these goals.
Key Features of Our Executive Compensation Program

What We Do	What We Don’t Do

✔Design executive compensation to align pay with performance
✔Emphasize performance-based compensation, with 100% of each named executive officer’s cash incentive compensation based on pre-established corporate performance goals
✔Hold annual say on pay stockholder vote
✔Maintain a clawback policy
✔Cap the cash incentive compensation plan payouts
✔Conduct independent reviews of the compensation programs in executive sessions separate from management
✔Subject our program to independent review by the Compensation Committee’s independent compensation consultant

XProvide tax gross-ups
XAllow repricing of stock options without stockholder approval
XGuarantee “single trigger” change in control cash payments
XOffer significant perquisites or personal benefits to our named executive officers
XAllow hedging or pledging of our securities by employees
XOffer a defined benefit pension plan, deferred compensation plan or supplemental executive retirement plan

2023 Advisory Vote on Executive Compensation
At the 2023 annual meeting of stockholders, approximately 87% of the votes cast on the advisory vote proposal to approve the compensation of our named executive officers were in favor of the 2022 compensation paid to our named executive officers.
The Compensation Committee reviewed the advisory vote results in the context of our overall compensation philosophy and programs, and based on the level of support, determined that no significant changes to our compensation policies and programs were necessary as a result of such vote. The Compensation Committee will continue to consider the results from future stockholder advisory votes on executive compensation and other relevant market developments affecting executive officer compensation in order to determine whether any subsequent changes to our executive compensation programs and policies would be warranted to reflect any stockholder concerns reflected in those advisory votes or to address market developments.

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How We Determine Executive Compensation

Role of the Compensation Committee and Executive Officers
The Compensation Committee assists the Board of Directors in fulfilling its fiduciary responsibilities with respect to the oversight of our affairs in the areas of our compensation plans, policies and programs, especially those regarding executive officers.
The Compensation Committee’s responsibilities include, among other things:
•periodically reviewing and approving a philosophy for compensation of our executive officers;
•adopting, amending, terminating and administering the Company’s compensation plans and programs for our executive officers, including, among others, equity plans, incentive plans, bonus plans, stock purchase plans, pension and profit sharing plans, severance plans, and retirement plans;
•reviewing, considering and approving compensation programs applicable to non-employee members of the Board of Directors;
•establishing total compensation packages for our executive officers, with the exception of Dr. Macrae;
•reviewing and evaluating the performance and leadership of Dr. Macrae and recommending to the Board his total compensation package;
•reviewing with Dr. Macrae his evaluation of the performance of the executive officers other than himself;
•reviewing and monitoring management development plans and activities;
•reviewing with our Board our succession plan for the CEO and other executive officers; and
•conducting risk assessments of our compensation programs.
The Compensation Committee does not delegate any of its functions to others in determining executive compensation.
In making executive compensation determinations, the Compensation Committee considers recommendations from Dr. Macrae as it relates to company-wide policies and for specific leaders, excluding himself. In making his recommendations, Dr. Macrae receives input from our Chief People Officer and General Counsel. While Dr. Macrae discusses his recommendations for the other executive officers with the Compensation Committee, he does not participate in the deliberations or determination of his own compensation. Members of our finance, human resources and legal departments regularly attend Compensation Committee meetings.
Factors Used in Determining Executive Compensation
The Compensation Committee sets the compensation of our executive officers at levels that the Compensation Committee determines to be competitive and appropriate for each executive officer, using the Compensation Committee’s professional experience and judgment. The Compensation Committee does not use a formulaic approach to setting executive pay, but rather it considers multiple relevant factors, which may vary from year to year. The figure below reflects the factors the Compensation Committee generally considers in determining and approving the amount, form and mix of pay for our executive officers.

Position criticality		The Company’s performance against annual and longer-term objectives

Factors Used in Determining Executive Compensation
Market data

Retention, including the retentive value of equity awards

Internal pay equity

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Role of Independent Compensation Consultant
Our Compensation Committee has the authority to engage advisors to assist it in carrying out its responsibilities. In accordance with this authority, our Compensation Committee directly engaged Aon as its compensation consultant during 2023 to provide advice to our Compensation Committee on our executive and non-employee director compensation practices and policies. Our Compensation Committee, in its discretion, may replace its independent compensation consultant or hire additional consultants at any time. Our Compensation Committee considered the independence of Aon in light of SEC rules regarding conflicts of interest involving compensation consultants and Nasdaq listing standards regarding compensation consultant independence. Based on its review, our Compensation Committee determined that Aon was independent, and that Aon's work did not raise any conflicts of interest. In making the foregoing determination, our Compensation Committee considered the following six factors, as well as other factors it deemed relevant: (1) the provision of other services to us by Aon; (2) the amount of fees Aon received from us, as a percentage of their total revenue; (3) the policies and procedures of Aon that are designed to prevent conflicts of interest; (4) the absence of any business or personal relationships of the Aon consultants with any member of our Compensation Committee; (5) the absence of any Sangamo stock owned by the Aon consultants performing services for our Compensation Committee; and (6) the absence of any business or personal relationships of the Aon consultants or Aon itself with any of our executive officers. During 2023, we paid Aon approximately $234,000 fees for determining or recommending the amount and form of compensation to our directors and executive officers.
Our Compensation Committee engaged Aon during 2023 to review and advise our Compensation Committee on all principal aspects of executive and non-employee director compensation. This included base salaries, cash incentive awards, and long-term incentive awards for our executive officers. Aon performed the following tasks for our Compensation Committee in 2023, among others:
•reviewing and advising on the structure of our compensation arrangements to our Chief Executive Officer and our other executive officers;
•reviewing and advising on the structure of our compensation arrangements for our non-employee directors;
•providing recommendations regarding the composition of our peer group;
•analyzing publicly available proxy data for companies within our peer group and survey data relating to executive compensation;
•conducting pay and performance analyses relative to our peer group;
•updating our Compensation Committee on industry trends and best practices with respect to executive long-term incentive compensation program design, including types of long-term incentive compensation awards, size of long-term incentive compensation grants and aggregate long-term incentive compensation grant usage;
•reviewing our equity incentive awards against our design/cost targets and against industry norms;
•reviewing the Compensation Discussion and Analysis and other compensation-related disclosures in this Proxy Statement;
•advising our Compensation Committee in connection with its risk assessment relating to our compensation programs;
•reviewing and monitoring management development plans and activities, as well as reviewing talent trends and initiatives, turnover and workforce diversity;
•preparing for and attending stockholder engagement sessions; and
•working on special or ad hoc sessions for, or at the request of, our Compensation Committee as they arose.
Aon performed additional services during 2023, namely consulting services for non-executive employee compensation matters, including, but not limited to, non-executive compensation assessment career ladders, job-leveling, and broad-based compensation survey data. Aon was paid approximately $102,000 for performing these additional services. Our Compensation Committee approved these services and determined that they did not impair Aon’s independence.
In the course of fulfilling these responsibilities, Aon also regularly communicated with the Chair of our Compensation Committee outside of and prior to most Compensation Committee meetings. Our Compensation Committee regularly invites its independent compensation consultant to attend its meetings. In 2023, Aon representatives attended each of our Compensation Committee’s six meetings.

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While our Compensation Committee considered its independent consultant’s recommendations in 2023, our Compensation Committee’s decisions, including the specific amounts paid to our executive officers and directors, were its own and reflected factors and considerations in addition to the information and recommendations provided by its independent consultant.
Comparative Analysis
In establishing the criteria used for peer group selection, the Compensation Committee focuses on companies at a similar stage of development with comparable organization complexity that are headquartered in core biotechnology hubs, particularly within the San Francisco Bay Area and other California markets, where we both recruit and may lose executive talent. Because the biotechnology industry is a dynamic industry, the comparator group used by the Compensation Committee to measure the competitive positioning of our compensation packages is periodically updated to ensure that companies continue to meet the established criteria. These criteria are designed to be aligned with governance best practices, the nature of the work performed at the Company and the skills required for success at the leadership level in running a complex global, pre-commercial life sciences company. The final criteria for selecting our 2023 peer group, as determined by the Compensation Committee in September 2022, were as follows:
•companies with a 30-day average market capitalization between $300 million to $2.3 billion (approximately one-third to three times (0.3x to 3.0x) our own 30-day average market capitalization as of the time of the analysis in September 2022);
•biopharmaceutical companies in the pre-commercial Phase 2 or Phase 3 stage of development; and
•companies with 200 to 800 employees.
The selected comparable companies for purposes of making compensation decisions for 2023, or the 2023 peer group, were as follows, with new additions to the 2023 peer group in bold:

Agenus (AGEN)	Iovance Biotherapeutics (IOVA)
Allogene Therapeutics (ALLO)	MacroGenics (MGNX)
AnaptysBio (ANAB)	Nektar Therapeutics (NKTR)
Arcturus Therapeutics (ARCT)	NGM Biopharmaceuticals (NGM)
Arcus Biosciences (RCUS)	Poseida Therapeutics (PSTX)
Atara Biotherapeutics (ATRA)	Precigen (PGEN)
bluebird bio (BLUE)	REGENIXBIO (RGNX)
Editas Medicine (EDIT)	Revance Therapeutics (RVNC)
FibroGen (FGEN)	Xencor (XNCR)
The following companies were part of the selected comparable companies for purposes of making compensation decisions for 2022 but were excluded from the 2023 peer group as they no longer complied with the updated selection criteria: Agios Pharmaceuticals, Arena Pharmaceuticals, Cytokinetics and Dicema Pharmaceuticals, .
Use of Comparative Data
When setting pay, the Compensation Committee examines the market data independently derived by Aon from the peer group including a range of pay across the 25th to the 75th percentiles for each element of pay and for overall total compensation. We do not have a set formula or benchmark for pay. Instead, the Compensation Committee references the market data as one input before making position-specific compensation decisions. We generally seek to manage compensation within the peer group range, if warranted by performance and other factors the Compensation Committee considers relevant in making specific pay decisions. A specific executive officer may be paid below or above the 50th percentile of the range based on individual performance, experience, skills and the importance of the executive’s position to us. The Compensation Committee considers this approach to determining pay appropriate given that we operate in the highly competitive San Francisco Bay Area talent market, where the particularly intense competition for executive talent requires us to ensure that our overall compensation program is competitive to attract and retain strong leadership for our long-term success based on performance.

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Design of the Executive Compensation Program and Key Components

Target Total Compensation
As discussed above, the development and commercialization of biotechnology products involve a high degree of risk. The Compensation Committee regularly evaluates the relative importance of equity and cash components of total compensation when determining the level and structure of annual pay based on the business priorities established by the Board of Directors. Target total compensation for 2023, as shown below for Dr. Macrae, reflects annual base salary, annual target cash incentive compensation and the grant date fair value of stock options and RSUs granted during the year (as such stock options and RSUs are reported in the Summary Compensation Table). The Compensation Committee at least annually assesses the allocation of equity awards between stock options and RSUs in connection with a review of our outstanding shares, our stock price, comparative market data of peer companies and the retention value of the program.
CEO 2023 Target Total Compensation Mix

75% At-Risk and performance based

44%
15%
15%
25%
Base Salary
Target Cash Incentive
Restricted Stock Units
Stock Options

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Key Elements of Our Executive Compensation Program

Component	Key Features	Purpose

Base Salary
•Fixed cash compensation
•Annual increases are not guaranteed
•Amounts are reviewed and determined annually (or at the time of a change in the executive’s title or position during the year)
•Amounts determined based on market data, individual performance, experience, skills and the importance of the executive’s position

•Enables us to attract and retain skilled and experienced executives and to provide a level of economic security for executives from year to year
•Provides fixed level of compensation that is competitive within our industry and geographic area

Cash Incentive Compensation
•Cash compensation under the Sangamo Therapeutics, Inc. Amended and Restated Incentive Compensation Plan, or the Incentive Plan, which is dependent upon achievement of performance objectives
•Target amounts are reviewed and determined annually (or at the time of a change in the executive’s title or position during the year) and expressed as a percentage of base salary
•Actual amounts paid are based on the extent performance objectives are attained as determined by the Compensation Committee

•Provides executive officers cash incentive compensation tied to our achievement of pre-defined annual performance goals that support our long-term business strategy
•Aligns pay structure and mix with, and ensures that our total cash compensation is within, competitive norms within the peer group and more broadly in the sector

Equity Compensation
•Generally in the form of stock options and/or RSUs which are “at-risk” because the realized value is dependent upon our stock price. We generally allocate total equity value in a 2:1 ratio between stock options and RSUs. Vesting schedules have been devised with a goal of retention and long-term accountability
•The exercise price for stock options is equal to the closing price of our stock on the option grant date. For annual stock options granted in 2023, 25% of the option shares vest and become exercisable on the first anniversary of the option grant date and the remaining option shares vest and become exercisable in 24 equal monthly installments over the 24-month period measured from the first anniversary of the option grant date, subject to continuous service through each applicable vesting date
•Each RSU provides the recipient with one share of our common stock at a designated issue date following the vesting of that unit, without the payment of an exercise price or other cash consideration for the issued share. For annual RSUs granted in 2023, 25% of the shares vest on the first anniversary of the grant date and the remaining shares vest in eight equal quarterly installments over the two-year period measured from the first anniversary of the grant date, subject to continuous service through each applicable vesting date
•Executives are generally eligible for equity awards in connection with annual performance reviews and at time of hire

•Provides long-term incentives that align the interests of our work force with the achievement of our long-term vision to develop and commercialize pharmaceutical products which occurs over time
•Given the time periods involved in biotechnology development, we believe that long-term incentives are critical to our success, as they aid in retention, mitigate short-term risk taking and instill a long-term focus on maximizing stockholder value
•Our historical practice has been to grant annual awards as a mix of options and RSUs. We grant stock options to reward for future performance and appreciation, which aligns to the Compensation Committee’s performance-based philosophy as this vehicle only provides value if our stock price increases, and we grant RSUs to manage the natural market volatilities of a clinical-stage company, provide retention incentives during the vesting period and reinforce a culture of ownership
•By granting RSUs, we can also reduce the dilutive effect of the equity incentive awards, which benefits our stockholders over time

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Table of Contents	Executive Compensation
2023 Compensation Decisions

2023 Base Salary
We determine increases to the base salary of all employees annually as part of our annual performance review process. We determine the level of increase based on performance, experience in the role, affordability to the Company and the overall market trends in the competitive talent market where we compete globally, The Compensation Committee typically approves an overall base pay increase budget that is part of the annual operating plan and applies across the Company.
In December 2022, we conducted annual performance reviews for 2023 for the named executive officers. In early 2023, the Compensation Committee considered these reviews, role criticality and advice from Aon and comparative data from our peer group and determined to increase base salaries as set forth below. The Compensation Committee specifically considered: Dr. Macrae’s responsibility for the Company’s achievement of its corporate objectives; Ms. Duraibabu’s responsibilities for driving our core strategy, funding the business, strategically prioritizing operating expenses, directing long-range planning and budget planning, as well as the efficiencies gained by her leadership and oversight in better working capital management and in long-term tax strategy implementation; Dr. Dubois-Stringfellow’s oversight of the development and execution of project team strategy for Sangamo’s ZFP therapeutic programs in hemophilia, lysosomal storage disorders, hemoglobinopathies, HIV and Huntington’s disease; Dr. Fontenot’s expanded leadership role beginning in early 2021 and his impact on the organization as a result of his strong scientific expertise and leadership of our research initiatives, investments and pipeline, as well as his contribution to the organization by clarifying our research goals, focusing our research strategy, and producing a more organized and cohesive research group; and Mr. McClung’s responsibility for the Company’s achievement of its corporate objectives as well as his global leadership role of multiple functions within the Company and becoming President of Sangamo France. In considering the appropriate level of base salaries for our named executive officers for 2023, the Compensation Committee did not apply a formula, but rather employed a holistic analysis of the above-referenced factors using its professional judgment and experience. As a result of the review, Dr. Macrae and Mr. McClung received base salary increases of between 1% and 4%, and Ms. Duraibabu, Dr. Dubois-Stringfellow and Dr. Fontenot received larger base salary increases of 11%, 5% and 8%, respectively, to align their base pay more closely with the market data derived from the peer group. In general, following the year-over-year adjustments, the base salaries of our named executive officers for 2023 were between the 50th and 75th percentiles of the market data derived from the peer group.

Name	2023 Annual Base Salary ($)	2022 Annual Base Salary ($)	Percent Increase (%)

Alexander D. Macrae	716,366	709,273	1
Prathyusha Duraibabu(1)	483,960	436,000	11
Nathalie Dubois-Stringfellow	453,600	420,000	8
Jason D. Fontenot	512,179	474,240	8
D. Mark McClung	513,240	493,500	4
(1)    Ms. Duraibabu received a base salary increase of 11%, of which 4% was a merit increase and 7% was an adjustment to align her base pay more closely with the market data derived from the peer group.

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Table of Contents	Executive Compensation
2023 Cash Incentive Compensation
In January 2023, we adopted a 2023 Cash Incentive Compensation Program under the Incentive Plan that provides for annual cash incentive compensation to reward executive officers based on our achievement of pre-established corporate goals for all executive officers. To further align the leadership team’s incentive compensation with the Company’s achievement of pre-established corporate performance goals, the Compensation Committee determined that each executive officer’s 2023 cash incentive compensation opportunity would be based solely on corporate performance as described below, with a cap of 150% of target cash incentive compensation plan payout. As a result, no individual performance goals were assigned to any executive officer under the 2023 Cash Incentive Compensation Program. The program included several aggressive goals to encourage our employees to achieve more than target performance.

DEVELOPMENT: Continue to progress wholly-owned product development (30%)

Cash Incentive Compensation Opportunity	PARTNERSHIPS: Deliver for partners, execute across all collaborations and pursue new strategic collaborations (20%)

RESEARCH: Advance new and existing CAR-Treg and central nervous system (CNS) programs. Innovate and expand ZF pipeline and platform capabilities (15%)

TECH OPS: Support clinical pipeline and partnered programs through platform development and process optimization. Supply on-time, quality products for patients now and in the future (15%)

CORPORATE: Build a well-financed, sustainable, compliant and high performing business (20%)

2023 Achievement of Corporate Objectives
Each of the corporate objectives and our achievements against our objectives, as assessed by the Compensation Committee and the Board in late 2023 and early 2024 are described below.

Objective	Achievements

Development: Complete Ph1/2 trial for Fabry and SCD, plan Fabry Phase 3. Continue to progress TX200. Continue to progress wholly-owned product development.
Achieved at target: number of subjects screened and patients dosed in Fabry study; encouraging safety and tolerability study across all cohorts in Fabry study; number of patients dosed in TX200 study, including at dose levels 2 and 3; successful advancement of wholly-owned pre-clinical programs towards potential IND submissions; Nav 1.7 clinical candidate selected.
Achieved over target: achieved RMAT and submitted PRIME application and ILAP for Fabry study intended to increase interaction with regulator authorities to pave an efficient pathway to market; protocol amendment submitted and approved for TX200 study to allow potential acceleration of dosing by 18 months.

Corporate Development:
Deliver for partners. Execute across all collaborations by meeting or exceeding obligations.
Pursue new strategic collaborations that further validate our platform and/or deliver value to both Sangamo, potential partners and patients.

Achieved at target: successfully transferred Biogen and Novartis programs back to Sangamo; productive discussions ongoing with various potential new collaboration and technology partners; executed research evaluation and license agreements with Prevail and Chroma.
Achieved over target: alliance management took over responsibilities for patient advocacy; organized multiple Fabry patient focus groups.
Achieved under target: No Fabry partnership or out-licensing deal.

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Objective	Achievements

Research:
Continue to build wholly-owned CNS pipeline.
Advance existing autologous Treg programs. Further development of allogeneic capabilities and understanding.
Drive forward Capsid development.
Innovate and expand ZF pipeline and platform capabilities. Optimize ZF platform design, assembly and screening throughput and efficiency.

Achieved at target: advanced multiple preclinical CAR-Treg programs and platform upgrades; advanced four preclinical wholly-owned CNS programs with two additional programs demonstrating proof of concept in vivo, including accelerated timelines; produced target number of new zinc finger constructs to support all programs; deployed zinc finger process and platform improvements; publicly disclosed base editing platform progress.
Achieved over target: compelling preclinical Nav1.7 data disclosed publicly, significant expansion of AAV engineering platform, generating significant interest from potential partners; scientific papers published; continued improvement in screening capacity.
Achieved under target: programs paused in conjunction with strategic reorganization announcements in Q2 and Q4.

Tech Ops:
Support Sangamo’s clinical pipeline and partnered programs through robust manufacturing and process optimization. Right-sizing technical operations in the right location while maintaining on-time supply, quality products for patients now and in the future.

Achieved at target: successful on-site manufacturing to support pre-clinical and clinical programs; right-sized technical operations amid strategic reorganizations.
Achieved over target: successful engineering runs executed; evaluated pre-clinical capsids to select optimal manufacturing platform.
Achieved under target: manufacturing challenges resulting in delays to clinical programs; France facility did not achieve GMP status.

Corporate: Build a sustainable, well-financed, compliant and high performing business.
Achieved at target: managed resources to end year with cash favorable to budget through a combination of multiple restructurings and budget discipline; cost savings via updates sourcing practices; expansion of enterprise compliance and ethics program; held target investor meetings and attended target conferences; launched quarterly newsletter with over 11,000 subscribers; Richmond lab buildout completed on time and on budget; completed comprehensive internal communications campaign; successfully completed two strategic reorganizations.
Achieved under target: cash resources at year-end did not meet target; fewer financing and business development transactions than anticipated.

While the Board noted our progress and achievements of certain of the corporate objectives established in January 2023 as described above, in January 2024, our Board did not award any cash incentive compensation to our named executive officers for 2023 due to financial constraints, the need to conserve capital to support our operations, and the extent to which not all corporate objectives were achieved.
The table below sets forth the target cash incentive compensation as well as actual cash incentive compensation earned by each of our named executive officers for 2023:

		Target
Name	Position	% of Base Salary	Amount ($)	Actual Amount ($)	Actual as a % of Target

Alexander D. Macrae	CEO	60	429,820	0	—
Prathyusha Duraibabu	Senior VP	40	193,584	0	—
Nathalie Dubois-Stringfellow	Senior VP	40	181,440	0	—
Jason D. Fontenot	Senior VP	40	204,872	0	—
D. Mark McClung	Executive VP	40	205,296	0	—

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2023 Equity Compensation
Our current practice is to make equity grants at the beginning of the fiscal year after our operating plan has been approved by the Board of Directors and the performance in the prior fiscal year completed. Accordingly, the Compensation Committee approved the grant of stock options and RSUs to Dr. Macrae, Ms. Duraibabu, Dr. Dubois-Stringfellow, Dr. Fontenot and Mr. McClung in February 2023. See the “—Grants of Plan-Based Awards” section of this Proxy Statement for additional detail.
In 2023, the Compensation Committee established guidelines for equity compensation targeting the 50th percentile of our peer companies based on an equal value blend of the grant date value and percentage of company market data provided by Aon. The size of each award was subsequently adjusted for each executive officer based on each individual’s performance rating. The Compensation Committee also assessed the allocation of equity awards between stock options and RSUs, as well as each award’s vesting schedule, in connection with a review of our outstanding shares, our stock price and comparative market data of peer companies with a view to managing overall dilution. As a result of this review, the 2023 equity awards made to our executive officers were comprised of 70% stock options and 30% RSUs. The Compensation Committee weighted stock options more heavily than in the prior year in order to align more closely with our peer group practices and to reinforce the long-term nature of our business and the alignment of our executive officers’ equity compensation with our stockholders by rewarding for improvements in stock price over a period of time. As described in more detail in the “—Grants of Plan-Based Awards” section of this Proxy Statement, the RSUs granted in 2023 vest over three years, and the stock options granted in 2023 vest over three years to provide additional motivation and incentive in the potential long-term value of executive officers’ equity compensation.
The value of the 2023 annual equity awards granted to Dr. Macrae represented more than a 50% decrease from those granted in 2022 and the value of the 2023 annual equity awards granted to each of our other named executive officers (other than Dr. Dubois-Stringfellow who was not a named executive officer in 2023) represented a 30% decrease, on average, from those granted in 2022, in each case based on the grant date value of such equity awards as reported in the Summary Compensation Table. The decrease in the aforementioned equity awards was made in an effort to manage our outstanding equity pool and overall dilution.
Other Elements of Executive Compensation Program
The remaining elements of our executive compensation program, like our broader employee compensation programs, are intended to make our overall compensation program competitive with those of our peer companies and all of the remaining elements of our executive compensation program (401(k) Plan; Medical, Dental, and Vision Plans; Life and Disability Insurance; and the 2020 ESPP) are available to all of our employees.
2024 Retention Program
In January 2024, the Board approved a retention program for our US and UK employees that is designed to support our near-term retention as we seek to raise additional capital in support of our operations (the “Retention Program”). Under the Retention Program, our US and UK employees and continuing named executive officers are eligible to receive cash retention payments (the "Retention Milestone Award”) and were granted retention RSU awards (the “Retention RSU”) in the amounts set forth in the table below in January 2024, in lieu of the annual 2024 equity awards.

Name	Retention Milestone Award (Maximum) ($)	Retention RSUs (# shares)

Alexander D. Macrae	429,820	2,000,000
Prathyusha Duraibabu	193,584	712,500
Nathalie Dubois-Stringfellow	181,440	712,500
Our Compensation Committee and Board believe that the Retention Program is critical to retain our continuing named executive officers in order to help us execute on our near-term business strategy and aligns their interests directly with our stockholders. The Retention Milestone Award will be earned upon achievement of certain milestones relating to increases in our cash resources through certain capital raising and business development activities prior to the end of 2024. To earn the Retention Milestone Award, the eligible named executive officer is required to be continuously employed through the applicable payment date, as well as upon certain transactions constituting a change of control. The size of the Retention Milestone Award is equal to each named executive officer’s annual target cash incentive (unchanged from those in place for 2023).

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The Retention RSUs replace the annual equity award grants for 2024, and vest over a two-year period, with 50% vesting on the one-year anniversary of the grant date and the remainder vesting quarterly thereafter, subject to the officer’s continued service and acceleration upon certain change in control events. The Compensation Committee and Board determined the size of the Retention RSUs in amounts they determined were necessary and appropriate to deliver the intended retention purposes of the award, after considering a variety of factors, including market data, the retention value of current awards, the competitive landscape for our experienced leaders to take a role at another organization, the time to key milestones, and the level of dilution.
Additional Compensation Information

Severance Arrangements
In March 2017, the Compensation Committee adopted an Executive Severance Plan, or the Severance Plan, to provide severance benefits to certain of our executive officers and other key employees, including our named executive officers, whose employment terminates under certain prescribed circumstances. The Compensation Committee has amended the Severance Plan, most recently in October 2023, when the Compensation Committee approved an Amended and Restated Executive Severance Plan, or the Amended Severance Plan, to provide payments in the form of lump sum instead of installments, as described below under “—Employment Contracts and Separation and Change in Control Arrangements—Executive Severance Plan.” The Amended Severance Plan provides financial protection against the potential loss of employment in designated circumstances, which the Compensation Committee believes allows the executives to focus attention on the best interests of the stockholders, without undue concern as to an executive’s own financial situation. The Compensation Committee has been advised by Aon that the benefits provided under the Amended Severance Plan are consistent with peer company and broader market practices and are fair and reasonable. As a result of each of Dr. Fontenot’s and Mr. McClung’s position elimination and separation in January 2024, each of Dr. Fontenot and Mr. McClung were entitled to, and received, severance payments under the Amended Severance Plan as further described below under “—Employment Contracts and Separation and Change in Control Arrangements—Executive Severance Plan.”
Tax and Accounting Effects of Executive Compensation
Under Section 162(m) of the Code, or Section 162(m), compensation paid to each of the Company’s “covered employees” that exceeds $1 million per taxable year is generally non-deductible unless the compensation qualifies for (i) certain grandfathered exceptions (including the “performance-based compensation” exception) for certain compensation paid pursuant to a written binding contract in effect on November 2, 2017 and not materially modified on or after such date or (ii) the reliance period exception for certain compensation paid by corporations that became publicly held on or before December 20, 2019.
Although the Compensation Committee will continue to consider tax implications as one factor in determining executive compensation, the Compensation Committee also looks at other factors in making its decisions and retains the flexibility to provide compensation for the Company’s named executive officers in a manner consistent with the goals of the Company’s executive compensation program and the best interests of the Company and its stockholders, which may include providing for compensation that is not deductible by the Company due to the deduction limit under Section 162(m). The Compensation Committee also retains the flexibility to modify compensation that was initially intended to be exempt from the deduction limit under Section 162(m) if it determines that such modifications are consistent with the Company’s business needs.
The Compensation Committee also considers the impact of Section 409A of the Code, and in general, our executive plans and programs are designed to comply with the requirements of that section so as to avoid possible adverse tax consequences that may result from non-compliance.
The accounting impact of our compensation programs is one of many factors that the Compensation Committee considers in determining the structure and size of our executive compensation programs. In general, the Company accounts for equity compensation paid to our employees under ASC 718, which requires us to estimate and record an expense over the service period of the equity award, and our cash compensation is recorded as an expense at the time the obligation is accrued.

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Clawback Policy
In November 2023, the Compensation Committee adopted an incentive compensation recoupment policy, or the Clawback Policy, that complies with the new listing standards adopted by Nasdaq that implement the new SEC rules under the Dodd-Frank Wall Street Reform and Consumer Protection Act and applies to our executive officers (as defined in applicable SEC rules). The Clawback Policy requires the company to recover from covered executive officers the amount of erroneously awarded compensation resulting from an accounting restatement due to the material noncompliance of the company with any financial reporting requirement under the securities laws. The Clawback Policy applies to incentive compensation that is received by a covered officer on or after October 2, 2023.
In addition, as a public company, if we are required to restate our financial results due to our material noncompliance with any financial reporting requirements under the federal securities laws as a result of misconduct, our CEO and CFO may be legally required to reimburse our company for any bonus or other incentive-based or equity-based compensation they receive in accordance with the provisions of section 304 of the Sarbanes-Oxley Act of 2002.
Equity Grant Timing
Equity awards are generally granted to employees, including executives, when they are hired, and employees are eligible for additional equity awards in connection with annual performance reviews each year or as otherwise determined appropriate by our Compensation Committee or Board. During 2023, equity awards granted to new employees were generally granted on the 10th day of the month immediately following the month of the employee’s hire date (or if such day was not a trading day, the immediately preceding trading day) for all new employees whose hire date was prior to this grant date, provided the Compensation Committee approved the terms of the grants before such date. With respect to annual equity awards granted to existing employees in 2023, awards were granted on February 24, 2023 because February 25, 2023, our pre-established grant date for the annual awards, was not a trading day. Because the grant date for annual equity awards is pre-established, the timing of the release of material non-public information does not affect the grant date for annual equity awards, and Sangamo does not time the release of material non-public information based on equity award grant dates.
Compensation Committee Report(1)
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with management, and based on such review and such discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis, as contained herein, be included in this Proxy Statement.
Submitted by the Compensation Committee of the Board of Directors of Sangamo Therapeutics, Inc.
Dr. Karen L. Smith
Dr. Courtney Beers
Dr. Kenneth J. Hillan
Mr. James R. Meyers
(1)The material in this Compensation Committee Report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference into any filing of Sangamo Therapeutics, Inc. under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

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Table of Contents	Executive Compensation
Summary Compensation Table
The following table provides certain summary information for the years ended December 31, 2023, 2022 and 2021, when applicable, concerning the compensation earned by (i) our President and Chief Executive Officer, (ii) our Senior Vice President, Chief Financial Officer, and (iii) our three other most highly compensated executive officers who were serving as executive officers at the end of 2023. These individuals are referred to throughout this Proxy Statement as our “named executive officers.” We have omitted certain rows from the table when there is no disclosure required of the compensation for the named executive officer for that fiscal year.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($) (3)	All Other Compensation ($) (4)	Total ($)

Alexander D. Macrae	2023	716,366	—	418,418	1,251,188	—	6,300	2,392,272
President and Chief Executive Officer	2022	709,273	—	1,321,600	2,313,481	457,481	4,600	4,806,435
	2021	688,615	—	1,548,416	2,047,009	446,223	5,554	4,735,817
Prathyusha Duraibabu	2023	483,960	—	142,145	425,060	—	6,300	1,057,465
Senior Vice President, Chief Financial Officer	2022	436,000	—	241,900	423,450	187,480	4,600	1,293,430
	2021	362,586	—	242,063	319,108	127,439	5,554	1,056,750
Nathalie Dubois-Stringfellow	2023	453,600	—	142,145	425,060	—	6,300	1,027,105
Senior Vice President, Chief Development Officer(5)

Jason D. Fontenot	2023	512,179	—	113,715	340,048	—	6,300	972,242
Former Senior Vice President, Chief Scientific Officer (6)	2022	474,240	—	266,090	465,795	203,923	4,600	1,414,648

D. Mark McClung	2023	513,240	—	149,625	447,431	—	6,300	1,116,596
Former Executive Vice President, Chief Operating Officer (7)	2022	493,500	—	350,460	613,486	212,205	4,600	1,674,251
	2021	427,673	—	447,600	591,728	184,734	5,554	1,657,289
(1)The amounts in column (e) reflect the aggregate grant date fair value of the RSUs awarded to the named executive officer for the applicable year, calculated in accordance with ASC 718, without taking into account any estimated forfeitures. The grant date fair value of the RSUs is measured based on the closing price of the underlying common stock on the date of grant.
(2)The amounts in column (f) represent the aggregate grant date fair value of the stock option grants for each indicated year in accordance with ASC 718 using the Black-Scholes option valuation model and without taking into account any estimated forfeitures. The assumptions used in the calculation of such grant date fair values are described in Note 10 of the Notes to Consolidated Financial Statements included in the 2023 Form 10-K.
(3)The amounts in column (g) reflect the cash bonus awards made to the named executive officer under the Cash Incentive Compensation Program under the Incentive Plan for the indicated year.
(4)The amounts in column (i) for 2023 include matching payments of $5,000 made to each named executive officer under our 401(k) Plan, a qualified deferred compensation plan under Section 401(k) of the Code, and life insurance premiums paid by us on behalf of the named executive officer in the amount of $1,300.
(5)Dr. Dubois-Stringfellow was promoted to the position of Senior Vice President, Chief Development Officer effective August 22, 2022. Dr. Dubois-Stringfellow was hired in January 2011 as our Senior Director, Product Development & Management and has not previously been a named executive officer of Sangamo.
(6)Dr. Fontenot was promoted to the position of Senior Vice President, Chief Scientific Officer effective January 1, 2021. Dr. Fontenot was hired in February 2019 as our Senior Vice President, Cell Therapy and has not previously been a named executive officer of Sangamo prior to 2022. In connection with the Company’s restructuring in November 2023, Dr. Fontenot’s employment with the Company terminated and he ceased serving as our Senior Vice President, Chief Scientific Officer effective January 2, 2024.
(7)In connection with the Company’s restructuring in November 2023, Mr. McClung’s employment with the Company terminated and he ceased serving as our Executive Vice President, Chief Operating Officer effective January 2, 2024.

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Table of Contents	Executive Compensation
Grants of Plan-Based Awards
The following table shows for the fiscal year ended December 31, 2023, certain information regarding grants of plan-based awards to our named executive officers.

				Estimated Future Payouts Under Non-Equity Incentive Plan Awards		All Other Stock Awards: Number of Shares of Stock or Units (#) (2)	All Other Option Awards: Number of Securities Underlying Options (#) (3)	Exercise or Base Price of Option or Stock Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($) (4)
Name	Award Type	Grant Date	Approval Date	Target ($) (1)	Maximum ($) (1)

Alexander D. Macrae	Annual Cash			429,820	644,729	—	—	—	—
	Annual RSU Grant	02/24/2023	02/07/2023	—	—	157,300	—	—	418,418
	Annual Option Grant	02/24/2023	02/07/2023	—	—	—	734,050	2.66	1,251,188
Prathyusha Duraibabu	Annual Cash			193,584	290,376	—	—	—	—
	Annual RSU Grant	02/24/2023	02/07/2023	—	—	53,438	—	—	142,145
	Annual Option Grant	02/24/2023	02/07/2023	—	—	—	249,375	2.66	425,060
Nathalie Dubois-Stringfellow	Annual Cash			181,440	272,160	—	—	—	—
	Annual RSU Grant	02/24/2023	02/07/2023	—	—	53,438	—	—	142,145
	Annual Option Grant	02/24/2023	02/07/2023	—	—	—	249,375	2.66	425,060
Jason D. Fontenot	Annual Cash			204,872	307,308	—	—	—	—
	Annual RSU Grant	02/24/2023	02/07/2023	—	—	42,750	—	—	113,715
	Annual Option Grant	02/24/2023	02/07/2023	—	—	—	199,500	2.66	340,048
D. Mark McClung	Annual Cash			205,296	307,944	—	—	—	—
	Annual RSU Grant	02/24/2023	02/07/2023	—	—	56,250	—	—	149,625
	Annual Option Grant	02/24/2023	02/07/2023	—	—	—	262,500	2.66	447,431
(1)The dollar amounts represent the target and maximum amounts of each named executive officer’s potential annual cash bonus award for the year ended December 31, 2023 pursuant to the 2023 Cash Incentive Compensation Program under the Incentive Plan. The amount shown as target reflects the target payment level if Sangamo had achieved 100% of the corporate performance goals established pursuant to the Incentive Plan. The Compensation Committee determines the level of attainment of the corporate performance objectives following the end of the performance period. The amount shown as maximum reflects the payment level pursuant to the 2023 Cash Incentive Compensation Program if Sangamo had achieved a 150% corporate performance percentage, which is the maximum percentage allowed for the corporate performance percentages. Actual payouts differed based on the actual performance objectives achieved. The actual cash bonus award earned for the year ended December 31, 2023 pursuant to the 2023 Cash Incentive Compensation Program for each named executive officer is set forth in the Summary Compensation Table above. As such, the amounts set forth in these columns do not represent additional compensation earned by the named executive officers for the year ended December 31, 2023. For more information regarding the 2023 Cash Incentive Compensation Program, see “—Compensation Discussion and Analysis—2023 Compensation Decisions—2023 Cash Incentive Compensation” above and “—Employment Agreements and Compensation Arrangements—Annual Cash Bonus Awards” below.
(2)The reported RSUs were granted under the 2018 Plan and will vest and become exercisable in accordance with the following schedule: 25% of the shares vest on the first anniversary of the grant date, and the remainder of the shares will vest in eight successive equal quarterly installments thereafter over the two-year period measured from the first anniversary of the grant date, subject to the grantee’s continuous service through each applicable vesting date.
(3)The reported options were granted under the 2018 Plan and will vest and become exercisable in accordance with the following schedule: 25% of the option shares will vest and become exercisable on the first anniversary of the option grant date and the remaining option shares will vest and become exercisable in 24 equal monthly installments over the 24-month period measured from the first anniversary of the option grant date, subject to the optionee’s continuous service through each applicable vesting date.
(4)Represents the grant date fair value of such stock option and RSU awards as determined in accordance with ASC 718. The grant date fair value of the RSUs is measured based on the closing price of the underlying common stock on the date of grant. The assumptions used in the calculation of the grant date fair values of stock options using the Black-Scholes option valuation model are included in Note 10 of the Notes to Consolidated Financial Statements in the 2023 Form 10-K.

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Table of Contents	Executive Compensation
Employment Agreements and Compensation Arrangements
Employment Agreements

Each of our named executive officers has entered into a written employment agreement with our company. For a description of these employment agreements, please see the section of this Proxy Statement under the heading “—Employment Contracts and Separation and Change in Control Arrangements” below.
Annual Cash Bonus Awards

In March 2018, the Compensation Committee of the Board adopted the Incentive Plan, which amended and restated the prior plan adopted in 2012. The Incentive Plan is a performance-based cash incentive program for our eligible employees, including our executive officers. Under the Incentive Plan, unless the Compensation Committee determines otherwise, each performance period is coincident with the calendar year. The Compensation Committee establishes the specific corporate objectives and/or individual objectives that must be attained in order for Incentive Plan participants to receive a bonus for that performance period. For each performance and individual objective, the Compensation Committee may set threshold and target levels of attainment. The Compensation Committee will then establish for each participant dollar levels for the bonus to which he or she may become entitled for that performance period based on the level at which the corporate objectives and/or individual objectives are actually attained. Unless otherwise determined by the Compensation Committee, the maximum bonus that each participant may earn is 150% of each individual’s target award.
Performance objectives established under the Incentive Plan are based on one or more of the following criteria: (i) revenue, organic revenue, net sales, or new-product revenue, (ii) achievement of specified milestones in the discovery and development of the Company’s technology or of one or more of the Company’s products, (iii) achievement of specified milestones in the commercialization of one or more of the Company’s products, (iv) achievement of specified milestones in the manufacturing of one or more of the Company’s products, (v) expense targets, (vi) share price, (vii) total stockholder return, (viii) earnings per share, (ix) operating margin, (x) gross margin, (xi) return measures (including, but not limited to, return on assets, capital, equity, or sales), (xii) productivity ratios, (xiii) operating income, (xiv) net operating profit, (xv) net earnings or net income (before or after taxes), (xvi) cash flow (including, but not limited to, operating cash flow, free cash flow and cash flow return on capital), (xvii) earnings before or after interest, taxes, depreciation, amortization and/or stock-based compensation expense, (xviii) economic value added, (xix) market share, (xx) working capital targets, (xxi) achievement of specified milestones relating to corporate partnerships, collaborations, license transactions, distribution arrangements, mergers, acquisitions, dispositions or similar business transactions, (xxii) employee retention and recruiting and human resources management, and (xxiii) other corporate performance criteria approved by the Compensation Committee.
Individual performance objectives established under the Incentive Plan are based on one or more of the following criteria: (i) the participant’s contribution toward the achievement of a specific corporate objective, (ii) the contribution of the business unit or division supervised by the participant toward the achievement of a specific corporate objective, and (iii) the participant’s development of professional skills.
A participant will not become entitled to a cash bonus under the Incentive Plan for a particular performance period unless the participant is employed before October 1st of the applicable performance period. Following the close of the applicable performance period, the Compensation Committee will determine the actual bonus amount for each participant based on the actual levels at which the actual performance objectives are attained, and bonuses will be paid promptly following the end of the applicable performance period. The 2023 criteria for the Incentive Plan required continuous service through the date of the Compensation Committee’s determination of the level of attainment of the corporate performance objectives.
In the event any payment to which a participant becomes entitled under the Incentive Plan would otherwise constitute a parachute payment under Section 280G of the Code, then that payment will be subject to reduction to the extent necessary to assure that such payment will be limited to the greater of (i) the dollar amount that can be paid to the participant without triggering a parachute payment under Code Section 280G or (ii) the dollar amount of that payment which provides the participant with the greatest after-tax amount after taking into account any excise tax the participant may incur under Code Section 4999 with respect to such payment and any other benefits or payments to which the participant may be entitled in connection with any change in control of the Company or the subsequent termination of the participant’s employment.

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We adopted a 2023 Cash Incentive Compensation Program under the Incentive Plan that provides for annual bonus awards to reward executive officers based on our achievement of specific corporate goals. For more information regarding the 2023 Cash Incentive Compensation Program under the Incentive Plan, please see the section of this Proxy Statement under the heading “—Compensation Discussion and Analysis—2023 Compensation Decisions—2023 Cash Incentive Compensation” and footnote (1) to the Grants of Plan-Based Awards table above.
Stock Awards

The annual discretionary options that we granted in 2023 under the 2018 Plan vest according to the following schedule: 25% of the option shares will vest and become exercisable on the first anniversary of the option grant date and the remaining option shares will vest and become exercisable in 24 equal monthly installments over the 24-month period measured from the first anniversary of the option grant date, subject to the executive officer’s continuous service through each applicable vesting date. Each option will vest on an accelerated basis in connection with certain terminations and changes, as described under the heading “—Employment Contracts and Separation and Change in Control Agreements” below. Each option has an expiration date at the end of the 10-year period measured from the grant date, unless terminated earlier following the optionee’s termination of service. Options granted under the 2018 Plan have an exercise price equal to the fair market value on the date of grant (generally the closing price of our common stock on the grant date on the Nasdaq Global Select Market), and the 2018 Plan permits the exercise price of stock options to be paid by cash, check, other shares of our common stock (with some restrictions), broker assisted same-day sales, and cashless “net exercise” arrangements. Discretionary RSUs that we granted in 2023 under the 2018 Plan vest according to the following schedule: 25% of the shares vest on the first anniversary of the grant date, and the remainder of the shares will vest in eight successive equal quarterly installments thereafter over the two-year period measured from the first anniversary of the grant date, subject to the grantee’s continuous service through each applicable vesting date. For a discussion of the effect on outstanding equity awards under the 2018 Plan in connection with certain terminations and changes in control of the Company, including accelerated vesting, see the discussion under the heading “—Employment Contracts and Separation and Change in Control Arrangements” below.
Other Compensatory Arrangements

401(k) Plan. Our executive officers are eligible to participate in the 401(k) Plan. The 401(k) Plan is intended to qualify as a tax-qualified plan under Section 401 of the Code. The 401(k) Plan provides that each participant may contribute a portion of his or her pre-tax compensation, up to a statutory annual limit. The 401(k) Plan also permits us to make discretionary contributions and matching contributions, subject to established limits. In 2023, we made a matching contribution, which was subject to an annual limit of $5,000 per employee.
Other Benefits. Our executive officers are eligible to participate in all of our benefit plans, such as our medical, dental, vision, short-term disability, long-term disability and group life insurance plans and our employee stock purchase plans (including the 2020 ESPP), in each case generally on the same basis as other employees. We also have a Section 125 flexible benefits healthcare plan and a flexible benefits childcare plan under which employees can set aside pre-tax funds to pay for qualified healthcare expenses and qualified childcare expenses not reimbursed by insurance, respectively. We do not currently offer pension or other retirement benefits in the United States but do offer pension or other retirement benefits in certain other countries.

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Outstanding Equity Awards at Fiscal Year-End
The following table provides certain summary information concerning outstanding equity awards held by the named executive officers as of December 31, 2023.

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#) (2)	Market Value of Shares or Units of Stock That Have Not Vested ($) (3)

Alexander D. Macrae	02/24/2023	—	734,050	2.66	02/23/2033	—	—
	02/25/2022	340,200	264,600	5.90	02/24/2032	—	—
	02/25/2021	196,031	80,719	11.19	02/24/2031	—	—
	02/25/2020	323,437	14,063	6.80	02/24/2030	—	—
	02/25/2019	379,500	—	9.03	02/24/2029	—	—
	01/24/2018	189,000	—	20.05	01/23/2028	—	—
	01/26/2017	360,000	—	3.50	01/25/2027	—	—
	06/03/2016	700,000	—	7.07	06/02/2026	—	—
	02/24/2023	—	—	—	—	157,300	84,942
	02/25/2022	—	—	—	—	105,000	56,700
	02/25/2021	—	—	—	—	46,134	24,912
	02/25/2020	—	—	—	—	—	—
Prathyusha Duraibabu	02/24/2023	—	249,375	2.66	02/23/2033	—	—
	02/25/2022	62,268	48,432	5.90	02/24/2032	—	—
	06/11/2021	9,375	5,625	11.76	02/24/2031	—	—
	02/25/2021	19,479	8,021	11.19	02/24/2030	—	—
	02/25/2020	31,625	1,375	6.80	02/24/2029	—	—
	04/25/2019	80,500	—	11.85	04/24/2029	—	—
	02/24/2023	—	—	—	—	53,438	28,857
	02/25/2022	—	—	—	—	19,219	10,378
	06/11/2021	—	—	—	—	2,500	1,350
	02/25/2021	—	—	—	—	4,584	2,475
	03/25/2020	—	—	—	—	—	—
	02/25/2020	—	—	—	—	—	—
Nathalie Dubois-Stringfellow	02/24/2023	—	249,375	2.66	02/23/2033	—	—
	02/25/2022	68,495	53,275	5.90	02/24/2032	—	—
	02/25/2021	34,000	14,000	11.19	02/24/2031	—	—
	02/25/2020	52,708	2,292	6.80	02/24/2030	—	—
	02/25/2019	15,628		9.03	02/24/2029	—	—
	01/24/2018	30,000	—	20.05	01/23/2028	—	—
	01/26/2017	54,229	—	3.50	01/25/2027	—	—
	02/24/2023	—	—	—	—	53,438	28,857
	02/25/2022	—	—	—	—	21,141	11,416
	02/25/2021	—	—	—	—	8,001	4,321
	02/25/2020	—	—	—	—	—	—

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		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#) (2)	Market Value of Shares or Units of Stock That Have Not Vested ($) (3)

Jason D. Fontenot	02/24/2023	—	199,500	2.66	02/23/2033	—	—
	02/25/2022	68,495	53,275	5.90	02/24/2032	—	—
	02/25/2021	31,166	12,834	11.19	02/24/2031	—	—
	02/25/2020	47,916	2,084	6.80	02/24/2030	—	—
	04/25/2019	100,000	—	11.85	04/24/2029	—	—
	02/24/2023	—	—	—	—	42,750	23,085
	02/25/2022	—	—	—	—	21,141	11,416
	02/25/2021	—	—	—	—	7,334	3,960
	02/25/2020	—	—	—	—	—	—
D. Mark McClung	02/24/2023	—	262,500	2.66	02/23/2033	—	—
	02/25/2022	90,213	70,167	5.90	02/24/2032	—	—
	02/25/2021	56,666	23,334	11.19	02/24/2031	—	—
	06/25/2020	175,000	25,000	9.16	06/24/2030	—	—
	02/24/2023	—	—	—	—	56,250	30,375
	02/25/2022	—	—	—	—	27,844	15,036
	02/25/2021	—	—	—	—	13,336	7,201
	06/25/2020	—	—	—	—	—	—
(1)Options granted on February 24, 2023 vest and become exercisable in accordance with the following schedule: 25% of the shares vest on the first anniversary of the grant date, and the remaining option shares will vest and become exercisable in 24 equal monthly installments over the 24-month period measured from the first anniversary of the option grant date, subject to the executive officer’s continuous service through each applicable vesting date. Except as otherwise provided in the footnotes below, options granted prior to February 24, 2023 are subject to the following vesting schedule: 25% of the option shares vest and become exercisable on the first anniversary of the option grant date, and the remaining option shares will vest and become exercisable in 36 equal monthly installments over the 36-month period measured from the first anniversary of the option grant date, subject to the executive officer’s continuous service through each applicable vesting date. Each option will vest on an accelerated basis in connection with certain terminations and changes in control, as described under the heading “—Employment Contracts and Separation and Change in Control Agreements.” Each option has an expiration date at the end of the 10-year period measured from the grant date, unless terminated earlier following the optionee’s termination of service.
(2)Except for RSUs granted on February 24, 2023, represents an RSU subject to vesting in three successive equal annual installments over the three-year period measured from the grant date, subject to the executive officer’s continuous service through each applicable vesting date. RSUs granted on February 24, 2023 vest and become exercisable in accordance with the following schedule: 25% of the shares vest on the first anniversary of the grant date, and the remainder of the shares will vest in eight successive equal quarterly installments thereafter over the two-year period measured from the first anniversary of the grant date, subject to the executive officer’s continuous service through each applicable vesting date. Each RSU will vest on an accelerated basis in connection with certain terminations and changes in control of the Company, as described under the heading “—Employment Contracts and Separation and Change in Control Arrangements.”
(3)Based on the $0.54 closing price of our common stock on December 29, 2023, the last trading day of fiscal 2023.

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Option Exercises and Stock Vested
The following table sets forth the number of shares of our common stock acquired and the value realized upon the vesting of RSUs for each of the named executive officers during the year ended December 31, 2023:

Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($) (1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (2)

Alexander D. Macrae	—	—	221,381	473,418
Prathyusha Duraibabu	—	—	35,365	68,263
Nathalie Dubois-Stringfellow	—	—	41,126	86,150
Jason D. Fontenot	—	—	39,627	82,163
D. Mark McClung	—	—	78,228	128,460
(1)No stock options were exercised by the named executive officers during the year ended December 31, 2023.
(2)Value realized is determined by multiplying (i) the market price of the common stock on the date of vesting by (ii) the number of shares acquired on vesting.
Pension Benefits
We do not sponsor a tax-qualified defined benefit retirement plan or a supplemental executive retirement plan.
Nonqualified Deferred Compensation
We do not sponsor a nonqualified deferred compensation plan.
Risk Assessment of Compensation Policies and Practices
Our compensation programs throughout the organization are designed to maintain an appropriate balance between long-term and near-term incentives by utilizing a combination of compensation components, including base salary, annual cash incentive awards, and long-term equity awards. Although not all employees in the organization may have compensation comprising all three components, the compensation programs are generally structured so that any near-term cash incentives are not likely to constitute the predominant element of an employee’s total compensation. The Compensation Committee annually reviews our compensation policies and practices to assess whether they encourage employees to take inappropriate risks. After reviewing each of our compensation plans, and the checks and balances built into, and oversight of, each plan, in January 2024, the Compensation Committee determined that any risks arising from our compensation policies and practices for our employees are not reasonably likely to have a material adverse effect on us as a whole. In addition, the Compensation Committee believes that the mix and design of the elements of executive compensation do not encourage management to assume excessive risks, and significant compensation decisions, as well as decisions concerning the compensation of our executive officers, include subjective considerations by the Compensation Committee or the Board of Directors, which restrain the influence of formulae or objective factors on excessive risk taking. Finally, the mix of short-term compensation (in the form of salary and annual bonus, if any) and long-term compensation (in the form of stock options and RSUs) also prevents undue focus on short-term results and helps align the interests of our executive officers with the interests of our stockholders.

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Employment Contracts and Separation and Change in Control Arrangements
Chief Executive Officer Employment Agreement

Dr. Macrae
In May 2016 we entered into an employment agreement with Dr. Macrae that took effect June 1, 2016, which sets forth the terms and conditions of his employment as President and Chief Executive Officer. Pursuant to his employment agreement, Dr. Macrae will receive a base salary and an annual cash bonus based upon our company’s achievement of specified objectives under our Incentive Plan with a target cash bonus based on a percentage of his base salary. Dr. Macrae’s base salary and target bonus percentage are subject to annual review by the Compensation Committee and adjustment from time to time by such Committee. In 2023, Dr. Macrae’s base salary was $716,366 and his target cash bonus was 60% of his base salary.
Dr. Macrae’s employment agreement also provided for a $200,000 sign-on bonus, as well as an initial equity grant of stock options under the 2013 Plan to acquire 700,000 shares of our common stock, which vested on the same terms as other discretionary awards under the 2013 Plan. Dr. Macrae is also entitled to be nominated for election to our Board of Directors for so long as his employment agreement is in effect.
Although Dr. Macrae’s employment agreement includes certain benefits payable to him in connection with separation from service, such terms were waived by Dr. Macrae in connection with the March 2017 adoption of the Severance Plan, as amended and restated in February 2019 by the Amended Severance Plan and further amended in October 2023, which now governs his severance benefits. The terms of the Amended Severance Plan are described below under “—Executive Severance Plan.”
Executive Vice President and Senior Vice President Employment and Other Agreements

Ms. Duraibabu
In March 2019, we entered into an employment agreement with Ms. Duraibabu setting forth the terms and conditions of her employment as Vice President, Finance. Effective June 1, 2021, Ms. Duraibabu was promoted to Senior Vice President, Chief Financial Officer and her base salary pursuant to her employment agreement was increased to $436,000 per year and her annual target cash bonus based upon our company’s and her individual achievement of specified objectives under our Incentive Plan was increased to 35% of her base salary. Ms. Duraibabu’s base salary and target bonus percentage are subject to annual review by the Compensation Committee and adjustment from time to time by such Committee. In 2023, Ms. Duraibabu’s base salary was $483,960 and her target cash bonus under our Incentive Plan was 40% of her base salary.
In addition, Ms. Duraibabu’s employment agreement provides that she will be eligible to receive certain severance benefits under the Amended Severance Plan, which is described below.
Dr. Dubois-Stringfellow
In January 2011, we entered into an employment agreement with Dr. Dubois-Stringfellow setting forth the terms and conditions of her employment as Senior Director Product Development & Management. Effective August 2022, Dr. Dubois-Stringfellow was promoted to Senior Vice President, Chief Development Officer and her base salary pursuant to her employment agreement was increased to $420,000 per year and her annual target cash bonus based upon our company’s and her individual achievement of specified objectives under our Incentive Plan was increased to 40% of her base salary. Dr. Dubois-Stringfellow’s base salary and target bonus percentage are subject to annual review by the Compensation Committee and adjustment from time to time by such Committee. In 2023, Dr. Dubois-Stringfellow’s base salary was $453,600 and her target cash bonus was 40% of her base salary and was based upon our company’s achievement of specified objectives under our Incentive Plan.
In addition, Dr. Dubois-Stringfellow’s employment agreement provided that she would be eligible to receive certain severance benefits under the Amended Severance Plan, which is described below.

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Dr. Fontenot
In February 2019, we entered into an employment agreement with Dr. Fontenot setting forth the terms and conditions of his employment as Senior Vice President, Cell Therapy. Pursuant to his employment agreement, Dr. Fontenot received an initial base salary of $350,000 per year, and an annual cash bonus based upon our company’s and his individual achievement of specified objectives under our Incentive Plan with a target cash bonus of 35% of his base salary. Effective January 1, 2021, Dr. Fontenot was promoted to Senior Vice President, Chief Scientific Officer and his base salary was increased to 474,240 per year. Dr. Fontenot’s base salary and target bonus percentage were subject to annual review by the Compensation Committee and adjustment from time to time by such Committee. In 2023, Dr. Fontenot’s base salary was $512,179 and his target cash bonus under our Incentive Plan was 40% of his base salary.
Dr. Fontenot’s employment agreement also provided for an initial equity grant of stock options under the 2018 Plan to acquire 100,000 shares of our common stock and a restricted stock award covering 10,000 shares of our common stock, both of which vest on the same terms as other discretionary awards under the 2018 Plan.
In addition, Dr. Fontenot’s employment agreement provided that he would be eligible to receive certain severance benefits under the Amended Severance Plan, which is described below.
Mr. McClung
In May 2020, we entered into an employment agreement with Mr. McClung setting forth the terms and conditions of his employment as Executive Vice President, Chief Business Officer. Pursuant to his employment agreement, Mr. McClung received an initial base salary of $415,000 per year, and an annual cash bonus based upon our company’s and his individual achievement of specified objectives under our Incentive Plan with a target cash bonus of 40% of his base salary. Mr. McClung’s base salary and target bonus percentage were subject to annual review by the Compensation Committee and adjustment from time to time by such Committee, and his salary was subject to proration for partial service in 2020. Effective November 1, 2021, Mr. McClung was promoted to Executive Vice President, Chief Operating Officer. In 2023, Mr. McClung’s base salary was increased to 513,240 per year and his target cash bonus under our Incentive Plan was 40% of his base salary.
Mr. McClung’s employment agreement also provided for an initial equity grant of stock options under the 2018 Plan to acquire 200,000 shares of our common stock and a restricted stock award covering 100,000 shares of our common stock, both of which were to vest on the same terms as other discretionary awards under the 2018 Plan.
In addition, Mr. McClung’s employment agreement provided that he would be eligible to receive certain severance benefits under the Amended Severance Plan, which is described below.
Executive Severance Plan

In October 2023, the Compensation Committee of the Board adopted the Amended Severance Plan, which amended and restated the Severance Plan that was last approved in 2019. The purpose of the October 2023 amendment and restatement of the Severance Plan was to provide for the payment of certain cash severance benefits in the form of a lump sum (instead of in installments) unless such amounts are not exempt from Section 409A of the Code and the discretion to pay COBRA benefits in a lump sum following termination. The changes regarding the timing and form of payment of certain severance benefits under the Amended Severance Plan, as described above, were the only material changes made in 2023 under the Amended Severance Plan. No other material changes (including changes regarding eligibility for, or the amount or type of, severance benefits) were made under the Amended Severance Plan.
Under the Amended Severance Plan, Dr. Macrae is eligible to receive the following severance benefits: (a) cash equal to the sum of (i) 18 months of his base salary and (ii) 1/12 of the target bonus for the year of termination multiplied by 18, payable over 12 months, reimbursement for his health care coverage costs under COBRA for 18 months, and full acceleration of his outstanding equity awards, and any outstanding options as so accelerated will remain exercisable for a period of 12 months following termination, in the event of an involuntary termination during the Change in Control Period (as defined below) or (b) cash equal to 18 months of his base salary, payable over 18 months, and COBRA reimbursement for 18 months, if he has an involuntary termination other than during the Change in Control Period. For purposes of all of the named executive officer's benefits under the Amended Severance Plan, the “Change in Control Period” means the period beginning on the date of the Change in Control and ending 12 months after such date.

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Under the Amended Severance Plan, Ms. Duraibabu is eligible to receive the following severance benefits: (a) cash equal to the sum of (i) 12 months of base salary and (ii) 1/12 of the target bonus for the year of termination multiplied by 12, payable over 12 months, reimbursement for health care coverage costs under COBRA for 12 months, and accelerated vesting of all outstanding equity awards, and any outstanding options as so accelerated will remain exercisable for a period of 12 months following termination, in the event of an involuntary termination during the Change in Control Period; or (b) cash equal to 12 months of base salary, payable over 12 months, and COBRA reimbursement for 12 months, if there is an involuntary termination other than during the Change in Control Period.
Under the Amended Severance Plan, Dr. Dubois-Stringfellow is eligible to receive the following severance benefits: (a) cash equal to the sum of (i) 12 months of base salary and (ii) 1/12 of the target bonus for the year of termination multiplied by 12, payable over 12 months, reimbursement for health care coverage costs under COBRA for 12 months, and accelerated vesting of all outstanding equity awards, and any outstanding options as so accelerated will remain exercisable for a period of 12 months following termination, in the event of an involuntary termination during the Change in Control Period; or (b) cash equal to 12 months of base salary, payable over 12 months, and COBRA reimbursement for 12 months, if there is an involuntary termination other than during the Change in Control Period.
Under the Amended Severance Plan, Dr. Fontenot was eligible to receive the following severance benefits: (a) cash equal to the sum of (i) 12 months of base salary and (ii) 1/12 of the target bonus for the year of termination multiplied by 12, payable over 12 months, reimbursement for health care coverage costs under COBRA for 12 months, and accelerated vesting of all outstanding equity awards, and any outstanding options as so accelerated would remain exercisable for a period of 12 months following termination, in the event of an involuntary termination during the Change in Control Period; or (b) cash equal to 12 months of base salary, payable over 12 months, and COBRA reimbursement for 12 months, if there was an involuntary termination other than during the Change in Control Period. Dr. Fontenot received $512,179 and $14,227 in severance and COBRA benefits, respectively, in 2024 as a result of his termination in January 2024 in connection with the Company’s restructuring.
Under the Amended Severance Plan, Mr. McClung was eligible to receive the following severance benefits: (a) cash equal to the sum of (i) 15 months of base salary and (ii) 1/12 of the target bonus for the year of termination multiplied by 15, payable over 15 months, reimbursement for health care coverage costs under COBRA for 15 months, and accelerated vesting of all outstanding equity awards, and any outstanding options as so accelerated would remain exercisable for a period of 12 months following termination, in the event of an involuntary termination during the Change in Control Period; or (b) cash equal to 15 months of base salary, payable over 15 months, and COBRA reimbursement for 15 months, if there was an involuntary termination other than during the Change in Control Period. Mr. McClung received $641,550 and $963 in severance and COBRA benefits, respectively, in 2024 as a result of his termination in January 2024 in connection with the Company’s restructuring.
If any of the severance benefits under the Amended Severance Plan would constitute a “parachute payment” within the meaning of Section 280G of the Code, such payments are subject to reduction to the extent doing so would put the recipient in a better after-tax position after taking into account any excise tax that may be incurred under Code Section 4999 in connection with any change in control of the Company or subsequent termination of employment.
2013 Plan

The Compensation Committee of the Board of Directors, as the administrator of the 2013 Plan, has the authority to provide that any outstanding options held by the Chief Executive Officer or any other executive officer or any other unvested equity award made to such individual under the 2013 Plan will vest on an accelerated basis in connection with certain changes in control of the Company or the subsequent termination of the officer’s employment following the change in control event. In addition, all outstanding options and RSUs under the 2013 Plan will immediately vest upon a change in control, to the extent not assumed or continued in effect by the successor entity or replaced with an incentive compensation program that preserves the intrinsic value of the award at that time and provides for the subsequent vesting and concurrent payout of that value in accordance with the pre-existing vesting schedules for those awards.

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2018 Plan

The Board of Directors, or any committee properly constituted thereof, as the administrator of the 2018 Plan, has the authority to accelerate the time at which an equity award made under the 2018 Plan may first be exercised or vest on an accelerated basis in connection with certain changes in control of the Company. In addition, the 2018 Plan provides that all outstanding options and RSUs under the 2018 Plan held by current employees and non-employee directors will immediately vest upon a change in control, to the extent not assumed or continued in effect by the successor entity or replaced with a similar incentive compensation program, for which the Board of Directors shall set the terms of any assumption, continuation or substitution.
Potential Payments Upon Termination or Change in Control as of December 31, 2023

The charts below quantify the potential payments our named executive officers would receive under various scenarios. The value attributed to the accelerated vesting of equity awards represents the intrinsic value of each stock option or RSU vesting on an accelerated basis in connection with the identified triggering event, which is assumed to occur on December 31, 2023. The intrinsic value is calculated by multiplying (i) the aggregate number of shares that vest on an accelerated basis by (ii) the amount by which the $0.54 closing selling price per share of our common stock on December 31, 2023, exceeds the exercise price or other issue price (if any) payable per vested share.
Quantification of Benefits Upon Involuntary Termination in the Absence of a Change in Control
The chart below quantifies the compensation each named executive officer would have received had the officer’s employment terminated without cause in the absence of a change in control of the Company but under circumstances entitling the officer to severance benefits under the Amended Severance Plan.

Name	Cash Severance ($)(1)	COBRA ($)

Alexander D. Macrae	1,074,549	32,790
Prathyusha Duraibabu	483,960	43,829
Nathalie Dubois-Stringfellow	453,600	3,198
Jason D. Fontenot(2)	512,179	24,016
D. Mark McClung(3)	641,550	2,418
(1)Cash severance upon termination in the absence of a change in control is payable in lump sum, unless the amount is subject to Section 409A of the Code then it will be payable in a a series of successive equal monthly installments over a period ranging from 12 months (named executive officers other than CEO) to 18 months (CEO).
(2)In connection with the Company’s restructuring in November 2023, Dr. Fontenot’s employment with the Company terminated and he ceased serving as our Senior Vice President, Chief Scientific Officer effective January 2, 2024. In 2024, Dr. Fontenot received the severance benefits under the Amended Severance Plan upon an involuntary termination other than during the Change in Control Period. See “Employment Contracts and Separation and Change in Control Arrangements─Executive Severance Plan” for further information on the terms of Dr. Fontenot’s separation
(3)In connection with the Company’s restructuring in November 2023, Mr. McClung’s employment with the Company terminated and he ceased serving as our Executive Vice President, Chief Operating Officer effective January 2, 2024. In 2024, Mr. McClung received the severance benefits under the Amended Severance Plan upon an involuntary termination other than during the Change in Control Period. See “Employment Contracts and Separation and Change in Control Arrangements─Executive Severance Plan” for further information on the terms of Mr. McClung’s separation.

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Table of Contents	Executive Compensation
Benefits Upon Involuntary Termination in Connection With a Change in Control
The chart below quantifies the payments our named executive officers would each have received had their employment terminated without cause or with good reason in connection with a change in control under circumstances entitling them to severance benefits under the Amended Severance Plan.

Name	Cash Severance ($)(1)	Target Bonus ($)(2)	Accelerated Vesting of Equity Awards ($)(3)	COBRA ($)

Alexander D. Macrae	1,074,549	644,729	166,554	32,790
Prathyusha Duraibabu	483,960	193,584	43,060	43,829
Nathalie Dubois-Stringfellow	453,600	181,440	44,593	3,198
Jason D. Fontenot(4)	512,179	204,872	38,462	24,016
D. Mark McClung(4)	641,550	256,620	52,612	2,418
(1)Cash severance upon termination in connection with a change in control is payable in a lump sum, unless the amount is subject to Section 409A of the Code then it will be payable in a series of successive equal monthly installments over a period ranging from 12 months (named executive officers other than CEO) to 18 months (CEO).
(2)Target bonus represents the amount of severance benefit that an executive is entitled to payable in a lump sum, unless the amount is subject to Section 409A of the Code then it will be payable in a series of successive equal monthly installments over a period ranging from 12 months (named executive officers other than CEO) to 18 months (CEO).
(3)No value is included in this table with respect to the accelerated vesting of options for which the exercise price was in excess of the closing price of our common stock on December 31, 2023.
(4)As a result of their terminations, Dr. Fontenot and Mr. McClung are no longer eligible to receive the benefits listed above. For further information on the severance benefits that Dr. Fontenot and Mr. McClung received in connection with their terminations see “Employment Contracts and Separation and Change in Control Arrangements─Executive Severance Plan.”
Benefits Upon a Change in Control (No Termination)
The chart below quantifies the value of the accelerated equity the named executive officers are entitled to receive under the 2013 Plan and 2018 Plan upon a change in control of the Company in which their outstanding equity awards are not assumed or otherwise continued in effect, terminated or canceled in connection therewith.

Name	Accelerated Vesting of Equity Awards ($)

Alexander D. Macrae	166,554
Prathyusha Duraibabu	43,060
Nathalie Dubois-Stringfellow	44,593
Jason D. Fontenot(1)	38,462
D. Mark McClung(1)	52,612
(1)As a result of their termination in January 2024, Dr. Fontenot and Mr. McClung are no longer eligible to receive the benefits listed above.
Benefits upon Death or Disability
Under the 2013 Plan, if a named executive officer’s service with us is terminated as a result of death or permanent disability, or a named executive officer dies or becomes permanently disabled during the three months after a termination other than for misconduct, the period of time in which an option may be exercised following termination shall be the earlier of 12 months following the date of such named executive officer’s death or the expiration date of the option, whichever is earlier, rather than the standard three-month post-termination exercise period provided for in the 2013 Plan or the 2018 Plan.

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Table of Contents	Executive Compensation
CEO Pay Ratio Disclosure
Under SEC rules, we are required to calculate and disclose the annual total compensation of our median employee, as well as the ratio of the annual total compensation of our median employee as compared to the annual total compensation of our President and Chief Executive Officer, Dr. Macrae, our CEO, for our last fiscal year, or the CEO Pay Ratio. To identify our median employee, we used the following methodology:
•To determine our total population of employees, we included all of our employees as of November 15, 2023 regardless of their full- or part-time schedule or anticipated employment duration.
•To identify our median employee from our employee population, we calculated the aggregate amount of the 2023 base compensation of each of our employees excluding the CEO using a reasonable estimate of the hours worked during 2023 for our hourly employees and actual salary paid for our remaining employees, target 2023 bonus, and the grant date fair value of equity awards granted in fiscal 2023 (using the same methodology we use for estimating the value of the equity awards granted to our named executive officers and reported in our Summary Compensation Table).
•In making this determination, we annualized the base compensation, target bonus and other cash incentive compensation of those permanent employees who were employed by us for less than the entire fiscal year.
Using this approach, we determined our median employee and determined their annual total compensation in accordance with the requirements of the Summary Compensation Table.
Accordingly, for fiscal 2023, the median of the annual total compensation of our employees (other than our CEO) was $163,889 and the annual total compensation of our CEO, as reported in the Summary Compensation Table included in this Proxy Statement, was $2,392,272. Based on this information, the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all our employees was approximately 15 to 1.
The CEO Pay Ratio above represents our reasonable estimate calculated in a manner consistent with SEC rules and applicable guidance. SEC rules and guidance provide significant flexibility in how companies identify the median employee, and each company may use a different methodology and make different assumptions particular to that company. As a result, and as explained by the SEC when it adopted these rules, in considering the pay ratio disclosure, stockholders should keep in mind that the rule was not designed to facilitate comparisons of pay ratios among different companies, even companies within the same industry, but rather to allow stockholders to better understand and assess each particular company’s compensation practices and pay ratio disclosures.
Neither the Compensation Committee nor our management used our CEO Pay Ratio measure in making compensation decisions.
Pay Versus Performance
The disclosure included in this section is prescribed by SEC rules and does not necessarily align with how the Company or the Compensation Committee view the link between Company performance and executive compensation for our principal executive officer, or PEO, and our non-PEO NEOs. As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company. For the most recently completed fiscal year, the Company did not use any “financial performance measures” as defined in Item 402(v) of Regulation S-K to link compensation paid to the NEOs. Accordingly, we have omitted the tabular list of financial performance measures, and the table below does not include a column for a “Company-Selected Measure” as defined in Item 402(v) of Regulation S-K.
For additional information about our pay-for-performance philosophy and how we align executive compensation with Company performance, please see the section entitled “Executive Compensation—Compensation Discussion and Analysis.”

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Table of Contents	Executive Compensation
Required Tabular Disclosure of Pay Versus Performance

The amounts set forth below under the headings “Compensation Actually Paid to PEO” and “Average Compensation Actually Paid to Non-PEO NEOs” have been calculated in a manner consistent with Item 402(v) of Regulation S-K. Use of the term “compensation actually paid” is required by the SEC’s rules and, as a result of the calculation methodology required by the SEC, such amounts differ from compensation actually earned, realized or received by the individuals and the compensation decisions described in the section entitled “Executive Compensation—Compensation Discussion and Analysis.”

					Value of Initial Fixed $100 Investment based on:(3)
Year	Summary Compensation Table Total for PEO(1) ($)	Compensation Actually Paid to PEO(1)(2) ($)	Average Summary Compensation Table Total for Non-PEO NEOs(1) ($)	Average Compensation Actually Paid to Non-PEO NEOs(1)(2) ($)	Total Stockholder Return ($)	Peer Group Total Stockholder Return ($)	Net Income ($ Millions)

2023	2,392,272	(340,197)	1,043,352	258,128	6.49	118.87	(258)
2022	4,806,435	967,855	1,470,480	535,641	37.51	113.65	(192)
2021	4,735,817	(1,607,944)	1,270,411	(724,313)	89.61	126.45	(178)
2020	3,835,030	9,627,615	1,695,086	2,856,434	186.44	126.42	(121)
(1)Alexander D. Macrae was our PEO for each year presented. The individuals comprising the Non-PEO NEOs for each year presented are listed below.

2020	2021	2022	2023

D. Mark McClung	Prathyusha Duraibabu	Prathyusha Duraibabu	Prathyusha Duraibabu
R. Andrew Ramelmeier	D. Mark McClung	D. Mark McClung	Nathalie Dubois-Stringfellow
Sung H. Lee	R. Andrew Ramelmeier	R. Andrew Ramelmeier	Jason D. Fontenot
Gary H. Loeb	Robert J. Schott	Jason D. Fontenot	D. Mark McClung
Stéphane Boissel	Sung H. Lee
(2)Compensation actually paid reflects the exclusions and inclusions of certain amounts for the PEO and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the “Exclusion of Stock Awards and Option Awards” column are the totals from the “Stock Awards and Option Awards” columns set forth in the Summary Compensation Table.

Year	Summary Compensation Table Total for PEO ($)	Exclusion of Stock Awards and Option Awards for PEO ($)	Inclusion of Equity Values for PEO ($)	Compensation Actually Paid to PEO ($)

2023	2,392,272	(1,669,606)	(1,062,863)	(340,197)

Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Stock Awards and Option Awards for Non-PEO NEOs ($)	Average Inclusion of Equity Values for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)

2023	1,043,352	(546,307)	(238,917)	258,128

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Table of Contents	Executive Compensation
The amounts in the “Inclusion of Equity Values” columns in the tables above are derived from the amounts set forth in the following tables:

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for PEO ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for PEO ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for PEO(4) ($)	Total - Inclusion of Equity Values for PEO ($)

2023	194,976	(842,101)	(415,738)	(1,062,863)

Year	Average Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs(4) ($)	Total - Average Inclusion of Equity Values for Non-PEO NEOs ($)

2023	63,797	(179,408)	(123,306)	(238,917)
(3)The peer group total stockholder return, or TSR, set forth in this table utilizes the NASDAQ Biotechnology Index, which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report for the year ended December 31, 2023. The comparison assumes $100 was invested for the period starting December 31, 2019, through the end of the listed year in the Company and in the NASDAQ Biotechnology Index, respectively. Historical stock performance is not necessarily indicative of future stock performance.
(4)In accordance with Item 402(v) requirements, the fair values of unvested and outstanding equity awards to our NEOs were remeasured as of the end of each fiscal year, and as of each vesting date, during the years displayed in the table above. Fair values as of each measurement date were determined using valuation assumptions and methodologies (including volatility, dividend yield, and risk-free interest rates) that are generally consistent with those used to estimate fair value at grant under US GAAP. For options, fair values were estimated using the Black-Scholes formula. The range of estimates used in the option fair value calculations are for 2023, expected life between 2.7 years – 4.6 years, volatility between 68% - 79%, dividend yield of 0%, and risk-free interest rate between 3.5% - 5.0%.

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Table of Contents	Executive Compensation
Required Disclosure of the Relationship Between Compensation Actually Paid and Company Performance

As required by Item 402(v) of Regulation S-K, we are providing the following graphs to illustrate the relationship between the pay and performance figures that are included in the pay versus performance tabular disclosure above. In addition, the first graph below further illustrates the relationship between our TSR and that of the NASDAQ Biotechnology Index. As noted above, “compensation actually paid” for purposes of the tabular disclosure and the following graphs were calculated in accordance with SEC rules and do not fully represent the actual final amount of compensation earned by or actually paid to our NEOs during the applicable year.
All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.

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Equity Compensation Plan Information
The following table provides information as of December 31, 2023, with respect to the shares of our common stock that may be issued under our existing equity compensation plans. There are no outstanding options that we have assumed in connection with our acquisition of other companies, and there are currently no assumed plans under which we can grant options.

	Column (A)		Column (B)		Column (C)
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, RSUs and Other Rights (#)		Weighted Average Exercise Price of Outstanding Options ($)		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column A) (#)

Equity Compensation Plans Approved by Stockholders(1)	20,888,927	(2)(3)	6.94	(4)	16,597,520	(5)(6)
Equity Compensation Plans Not Approved by Stockholders(1)	26,000	(7)	15.00		—	(8)
Total	20,914,927		6.95		16,597,520
(1)The equity compensation plans approved by stockholders consist of the 2013 Plan, the 2018 Plan and the 2020 ESPP. In November 2017, the Compensation Committee approved the amendment and restatement of the 2013 Plan to reserve an additional 1,000,000 shares of our common stock to be used exclusively for grants of awards to individuals who were not previously employees or non-employee directors of the Company (or following a bona fide period of non-employment with the Company), as an inducement material to each such individual’s entry into employment with us within the meaning of Rule 5635(c)(4) of the Nasdaq Listing Rules, or Rule 5635(c)(4) (such awards, the Inducement Awards). The 2013 Plan was amended and restated by the Compensation Committee without stockholder approval pursuant to Rule 5635(c)(4). Accordingly, for purposes of this table, information with respect to outstanding Inducement Awards are included in the row in the table above with respect to equity compensation plans not approved by stockholders. As set forth in footnote (8) below, no shares remained available for issuance as Inducement Awards under the 2013 Plan as of December 31, 2023.
(2)Includes 6,052,923 shares subject to RSUs that will entitle the holder to one share of common stock for each unit that vests over the holder’s period of continuous service.
(3)Excludes purchase rights accruing under the 2020 ESPP and shares subject to outstanding options granted under the 2013 Plan as Inducement Awards (which Inducement Awards are included in the row in the table above with respect to equity compensation plans not approved by stockholders). Under the 2020 ESPP, each eligible employee may purchase up to 5,000 shares of common stock at semi-annual intervals on the last U.S. business day of May and November each year at a purchase price per share equal to 85% of the lower of (i) the closing selling price per share of common stock on the employee’s entry date into the two-year offering period in which that semi-annual purchase date occurs or (ii) the closing selling price per share on the semi-annual purchase date.
(4)The calculation does not take into account the 6,052,923 shares of common stock subject to outstanding RSUs. Such shares will be issued at the time the RSUs vest, without any cash consideration payable for those shares.
(5)Consists of shares available for future issuance under the 2020 ESPP and the 2018 Plan. As of December 31, 2023, 2,858,653 shares of common stock were available for issuance under the 2020 ESPP, and 13,738,867 shares of common stock were available for issuance under the 2018 Plan.
(6)As of December 31, 2023, the maximum aggregate number of shares of common stock reserved for issuance under the 2018 Plan and the 2020 ESPP was 32,155,374 shares and 5,000,000 shares, respectively. This maximum aggregate share reserve is not the same as the shares available for future issuance, which is described in Footnote 5. As of December 31, 2023, the aggregate number of shares of our common stock that may be issued under the 2018 Plan will not exceed the sum of (i) 1,703,964 shares (the number of shares that were available for grant under the 2013 Plan as of immediately prior to the effective date of the 2018 Plan); (ii) 8,800,000 shares (the number of additional shares that were reserved as of the effective date of the 2018 Plan); (iii) 9,900,000 shares (the number of additional shares that were reserved as of the approval of the amendment to the 2018 Plan on May 18, 2020); (iv) 7,900,000 shares (the number of additional shares that were reserved as of the approval of the amendment to the 2018 Plan on May 24, 2022); (iv) 10,000,000 shares (the number of additional shares that were reserved as of the approval of the amendment to the 2018 Plan on March 23, 2023); and (v) any returning shares subject to outstanding awards granted under the Prior Plans as such shares become available from time to time due to expiration or termination of such awards, settlement of such awards in cash or forfeitures or repurchases. The number of shares of our common stock available for issuance under the 2018 Plan is increased by: (i) one share for each Prior Plans’ returning share of common stock or 2018 Plan returning share of common stock subject to a stock option grant or stock appreciation right award and (ii) 1.33 shares for each Prior Plans’ returning share of common stock or 2018 Plan returning share of common stock subject to a full value award. The number of shares of common stock reserved for issuance under the 2018 Plan is reduced: (i) on a 1-for-1 basis for each share of common stock subject to a stock option grant or stock appreciation right award, or pursuant to a full-value award made under the 2018 Plan, and (ii) by a fixed ratio of 1.33 shares of common stock for each share of common stock issued pursuant to a full-value award made under the 2018 Plan.
(7)Consists of stock options granted as Inducement Awards under the 2013 Plan. All options granted as Inducement Awards have a maximum term of 10 years.
(8)As of December 31, 2023, options to purchase 26,000 shares were outstanding as Inducement Awards. As a result of the adoption of the 2018 Plan at our 2018 annual meeting of stockholders, no additional stock awards may be granted as Inducement Awards. Accordingly, for purposes of the table above, no shares remained available for issuance as Inducement Awards under the 2013 Plan as of December 31, 2023.

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Report of the Audit Committee of the Board of Directors
The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2023 with the management of the Company.
The Audit Committee has discussed with Ernst & Young LLP, the independent registered public accounting firm that audited our financial statements for the fiscal year ended December 31, 2023, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board, or PCAOB, and the SEC.
The Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the PCAOB regarding Ernst & Young LLP’s communications with the Audit Committee concerning independence, and has discussed with Ernst & Young LLP its independence from the Company.
Based on the review of the audited financial statements and the discussions noted above, the Audit Committee recommended to our Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 for filing with the SEC.
Submitted by the Audit Committee of the Board of Directors of Sangamo Therapeutics, Inc.
Mr. Robert F. Carey
Dr. John H. Markels
Mr. James R. Meyers
The information contained under the heading “Report of the Audit Committee of the Board of Directors” in this Proxy Statement shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any filing of the Company with the SEC, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, or subject to the liabilities of Section 18 of the Exchange Act.

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Certain Relationships and Related Party Transactions
Policy and Procedures for Review of Related Party Transactions
Consistent with the requirement under Nasdaq listing rules, the Audit Committee of the Board of Directors is responsible for reviewing and providing oversight of all related party transactions as defined under SEC rules and regulations. While we do not have a formal written policy or procedure for the review, approval or ratification of related party transactions, the charter of the Audit Committee requires that the Audit Committee approve all related party transactions as defined under SEC rules and regulations. In making its decision to approve or ratify a related party transaction, the Audit Committee will consider the relevant facts and circumstances available and deemed relevant to the Audit Committee, including but not limited to the risks, costs and benefits to us, the terms and aggregate value of the transaction, the availability of other sources for comparable services or products, and, if applicable, the impact on a director’s independence.
Transactions with Related Persons; Indemnification
Transactions with Related Persons. Since January 1, 2023, there has not been nor is there currently proposed any transaction or series of similar transactions to which we were or are to be a party in which the amount involved exceeds $120,000 and in which any director, executive officer, holder of more than 5% of our common stock, or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest other than described below and other than compensation agreements and other arrangements, which are described elsewhere in this Proxy Statement.
In February 2020, we entered into a global licensing collaboration agreement with Biogen MA Inc. and Biogen International GmbH, which we refer to together as Biogen, for the research, development and commercialization of gene regulation therapies for the treatment of neurological diseases which became effective in April 2020. Concurrently with the execution of the collaboration agreement, we also entered into a stock purchase agreement with BIMA, pursuant to which BIMA purchased 24,420,157 shares of our common stock, or the Biogen Shares, for an aggregate purchase price of $225.0 million. Under the collaboration agreement, Biogen paid us an upfront license fee payment of $125.0 million. On March 17, 2023, Biogen notified us of its termination for convenience, effective June 15, 2023, of the collaboration agreement due to a recent strategic review. For the year ended December 31, 2023, we recognized a total of $134.8 million of revenue under the Biogen collaboration agreement.
Pursuant to the terms of the stock purchase agreement, Biogen had agreed to, among other things certain standstill restrictions, which expired on February 26, 2023. The stock purchase agreement further provided that, subject to certain limitations, upon Biogen’s request, we must register for resale any of the Biogen Shares on a registration statement to be filed with the SEC, until such time as all remaining Biogen Shares may be sold pursuant to Rule 144 promulgated under the Securities Act during any 90-day period.
Indemnification. In addition to the indemnification provisions contained in our Restated Certificate and our Bylaws, we have entered into separate indemnification agreements with each of our directors and executive officers containing provisions that may require us to, among other things, indemnify them against certain liabilities that may arise by reason of their status or service as directors and executive officers. We may amend these indemnification agreements from time-to-time as appropriate.

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Special Note Regarding Forward-Looking Statements
Some statements contained in this Proxy Statement are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. These statements relate to our future events, including our anticipated operations, research, development, manufacturing and commercialization activities, clinical trials, operating results and financial condition. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. Forward-looking statements may include, but are not limited to, statements about:
•our estimates regarding the sufficiency of our cash resources and our expenses, capital requirements and need for substantial additional financing, and our ability to obtain additional financing;
•our ability to continue to operate as a going concern, including our estimate that our available cash, cash equivalents and marketable securities as of December 31, 2023, together with the net proceeds of our March 2024 offering of common stock and warrants, will be sufficient to fund our planned operations only into the third quarter of 2024.
•our projected operating and financial performance;
•our strategic pipeline prioritization, including plans for advancing our preclinical programs, and the expected charges and cost savings associated with our restructurings and any future cost reduction measures;
•anticipated research and development of product candidates and potential commercialization of any resulting approved products;
•the initiation, scope, rate of progress, enrollment, dosing, anticipated results and timing of our preclinical studies and clinical trials and those of our collaborators or strategic partners;
•the therapeutic and commercial potential of our product candidates, including the durability of therapeutic effects;
•the therapeutic and commercial potential of technologies used by us in our product candidates, including our gene therapy and cell therapy technologies, zinc finger, or ZF, technology platform, zinc finger nucleases, or ZFNs, and zinc finger transcriptional regulators, or ZF-transcriptional regulators, which include zinc finger repressors, or ZFRs, and zinc finger activators, or ZFAs;
•the potential of our adeno-associated virus, or AAV, capsid delivery platform, including our ability to utilize capsids we discover using our technology to resume programs that were previously paused pending the identification of a suitable capsid;
•our ability to establish and maintain collaborations and strategic partnerships and realize the expected benefits of such arrangements, including our ability to find potential new collaboration partners for programs that were previously the subject of collaboration agreements as well as for our Fabry disease gene therapy and Chimeric Antigen Receptor, or CAR, engineered regulatory T cell, or CAR-Treg, cell therapy programs;
•anticipated revenues from existing and new collaborations and the timing thereof;
•our estimates regarding the impact of the macroeconomic environment on our business and operations and the business and operations of our collaborators, including preclinical studies, clinical trials and manufacturing, and our ability to manage such impacts;
•our research and development and other expenses;
•our ability to obtain adequate preclinical and clinical supplies of our product candidates from current and potential new suppliers and manufacturers or from our own in-house manufacturing facilities;
•the ability of Sangamo and our collaborators and strategic partners to obtain and maintain regulatory approvals for product candidates and the timing and costs associated with obtaining regulatory approvals;
•our ability to comply with, and the impact of, regulatory requirements, obligations and restrictions on our business and operations;

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Table of Contents	Special Note Regarding Forward-Looking Statements
•our ability to protect our intellectual property and operate our business without infringing upon the intellectual property rights of others, including our ability to obtain and maintain rights to the technologies required to develop and commercialize our product candidates;
•competitive developments, including the impact on our competitive position of rival products and product candidates and our ability to meet such competition;
•our operational and legal risks; and
•our plans, objectives, expectations and intentions and any other statements that are not historical facts.
In some cases, you can identify forward-looking statements by use of future dates or by terms such as: “anticipates,” “believes,” “continues,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “seeks,” “should,” “will” and similar expressions intended to identify forward-looking statements. These statements reflect our current views with respect to future events, are based on assumptions and are subject to risks and uncertainties. Given these risks and uncertainties, you should not place undue reliance on these forward-looking statements. We discuss many of these risks in greater detail under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10‑K for the year ended December 31, 2023. Except as required by law, we undertake no obligation to update or revise any forward-looking statements to reflect new information or future events or developments. Readers are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date of this Proxy Statement.

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Householding of Proxy Materials
The SEC has adopted rules that permit companies and intermediaries (such as brokers) to satisfy the delivery requirements for Notices and proxy materials with respect to two or more stockholders sharing the same address by delivering a single Notice or a single set of proxy materials, as applicable, addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
This year, a number of brokers with account holders who are our stockholders will be “householding” Notices and our proxy materials. A single Notice or a single set of proxy materials, as applicable, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice or set of proxy materials, please notify your broker or us. Direct your written request to Sangamo Therapeutics, Inc., Scott B. Willoughby, Corporate Secretary, 501 Canal Boulevard, Richmond, California 94804 or contact Louise Wilkie at 510-970-6000. Stockholders who currently receive multiple copies of the Notice or sets of proxy materials at their address and would like to request “householding” of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of a Notice or the full set of proxy materials, as applicable, to a stockholder at a shared address to which a single Notice or set of the proxy materials, as applicable, was delivered.

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Other Matters
The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, or with respect to any adjournment or postponement thereof, it is the intention of the proxy holders to vote on such matters in accordance with their best judgment. Discretionary authority for them to do so is provided for in the proxy.
It is important that your shares are represented at the Annual Meeting. We urge you to vote your shares via the Internet, over the telephone or, if you received a paper proxy card or voting instruction form by mail, by marking, dating and signing the proxy card or voting instruction form and mailing it promptly in the return envelope provided.
By Order of the Board of Directors,
/s/ SCOTT B. WILLOUGHBY
Scott B. Willoughby
Senior Vice President, General Counsel and Corporate Secretary
Richmond, California
April 19, 2024
Our Annual Report on Form 10-K for the year ended December 31, 2023 is available without charge upon written request to: Corporate Secretary, Sangamo Therapeutics, Inc., 501 Canal Boulevard, Richmond, California 94804. Our Annual Report on Form 10-K is not incorporated into this Proxy Statement and is not considered proxy soliciting material.

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Appendix A
Sangamo Therapeutics, Inc.
2018 Equity Incentive Plan
Adopted by the Compensation Committee of the Board: April 23, 2018
Approved by the Stockholders: June 11, 2018
Amended and Restated by the Compensation Committee of the Board: March 20, 2020
Approved by the Stockholders: May 18, 2020
Amended and Restated by the Board: February 23, 2022
Amended and Restated by the Compensation Committee of the Board: March 25, 2022
Approved by the Stockholders: May 24, 2022
Amended and Restated by the Board: February 21, 2023
Amended and Restated by the Compensation Committee of the Board: March 23, 2023
Approved by the Stockholders: June 1, 2023
Amended and Restated by the Board: March 28, 2024
Amended and Restated by the Compensation Committee of the Board: March 28, 2024
Approved by the Stockholders: [________], 2024
1.General.
(a) Successor to and Continuation of Predecessor Plan. The Plan is the successor to and continuation of the Predecessor Plan. As of the Effective Date, (i) no additional awards may be granted under the Predecessor Plan; (ii) the Predecessor Plan’s Available Reserve will become available for issuance pursuant to Awards granted under this Plan; and (iii) all outstanding awards granted under the Prior Plans will

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remain subject to the terms of the Prior Plans; provided, however, that any Prior Plans’ Returning Shares will become available for issuance pursuant to Awards granted under this Plan. All Awards granted under this Plan will be subject to the terms of this Plan.
(b) Eligible Award Recipients and Plan Purpose. Subject to the terms of the Plan, Employees, Directors and Consultants are eligible to receive Awards. Only Eligible Directors will receive Awards under the Automatic Grant Program. The Company, by means of the Plan, seeks to secure and retain the services of such persons, to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such persons may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Awards.
(c) Available Awards. The Plan provides for the grant of the following Awards: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) SARs; (iv) Restricted Stock Awards; (v) RSU Awards; (vi) Performance Awards; and (vii) Other Awards.
(d) Effective Date. The Plan will come into existence on the Effective Date. No Award may be granted under the Plan prior to the Effective Date.
2. Shares Subject to the Plan.
(a) Share Reserve.
(i) Subject to the adjustments in this Section 2 and in Section 6(a), the aggregate number of shares of Common Stock that may be issued pursuant to Awards will not exceed the sum of: (A) 8,800,000 shares (which were approved at the Annual Meeting in 2018); plus (B) 9,900,000 shares (which were approved at the Annual Meeting in 2020); plus (C) 7,900,000 shares (which were approved at the Annual Meeting in 2022); plus (D) 10,000,000 shares (which were approved at the Annual Meeting in 2023); plus (E) 11,000,000 shares (which were approved at the Annual Meeting in 2024); plus (F) the number of Prior Plans’ Returning Shares, if any, as such shares become available from time to time; plus (G) 1,703,964 shares (which is the Predecessor Plan’s Available Reserve).
(ii) The number of shares of Common Stock available for issuance under the Plan will be reduced by: (A) one share for each share of Common Stock issued pursuant to an Appreciation Award granted under the Plan and (B) 1.33 shares for each share of Common Stock issued pursuant to a Full Value Award granted under the Plan.
(iii) The number of shares of Common Stock available for issuance under the Plan will be increased by: (A) one share for each Prior Plans’ Returning Share or 2018 Plan Returning Share (as defined in Section 2(d)(i)) subject to an Appreciation Award and (B) 1.33 shares for each Prior Plans’ Returning Share or 2018 Plan Returning Share (as defined in Section 2(d)(i)) subject to a Full Value Award.
(b) Incentive Stock Option Limit. Notwithstanding anything to the contrary in Section 2(a) and subject to Section 6(a) regarding Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is 95,200,000 shares.
(c) Actions that Will Not Constitute Issuance of Shares and Will Not Reduce Share Reserve. The following actions will not result in an issuance of shares of Common Stock under the Plan and accordingly will not reduce the number of shares of Common Stock subject to the Share Reserve and available for issuance under the Plan: (i) the expiration or termination of any portion of an Award without the shares covered by such portion of the Award having been issued; or (ii) the settlement of any portion of an Award in cash (i.e., the Participant receives cash rather than shares of Common Stock).
(d) Reversion of Shares to the Share Reserve.
(i) Shares Available For Subsequent Issuance. If any shares of Common Stock issued pursuant to an Award are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required for the vesting of such shares, then such shares will revert to the Share Reserve and become available again for issuance under the Plan and, for purposes of the Plan, such shares will be the “2018 Plan Returning Shares”.
(ii) Shares Not Available For Subsequent Issuance. The following shares of Common Stock will not become available again for issuance under the Plan: (A) any shares that are reacquired or withheld (or not issued) by the Company to satisfy the exercise or purchase price of an Appreciation Award or a Full Value Award (including any shares subject to such award that are not delivered because such award is exercised through a reduction of shares subject to such award (i.e., “net exercised”)); (B) any shares that are reacquired or withheld (or

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not issued) by the Company to satisfy a tax withholding obligation in connection with an Appreciation Award or a Full Value Award; (C) any shares repurchased by the Company on the open market with the proceeds of the exercise or purchase price of an Appreciation Award or a Full Value Award; and (D) in the event that a Stock Appreciation Right granted under the Plan or a stock appreciation right granted under any of the Prior Plans is settled in shares of Common Stock, the gross number of shares of Common Stock subject to such award.
(e) Share Reserve Limit. For clarity, the Share Reserve limit in Section 2(a) is a limit on the number of shares of Common Stock that may be issued pursuant to Awards and does not limit the granting of Awards, except that the Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy its obligations to issue shares pursuant to such Awards. Shares may be issued in connection with a merger or acquisition as permitted by, as applicable, Nasdaq Listing Rule 5635(c), NYSE Listed Company Manual Section 303A.08, AMEX Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.
3.    Eligibility.
(a) Eligibility for Specific Awards. Incentive Stock Options may be granted only to Employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and (f) of the Code). Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants; provided, however, that Nonstatutory Stock Options and SARs may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company (as such term is defined in Rule 405) unless the stock underlying such Awards is treated as “service recipient stock” under Section 409A because the Awards are granted pursuant to a corporate transaction (such as a spin off transaction) or unless such Awards otherwise comply with the distribution requirements of Section 409A.
(b) Ten Percent Stockholders. A Ten Percent Stockholder may not be granted an Incentive Stock Option unless (i) the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant of such Option and (ii) the Option is not exercisable after the expiration of five years from the date of grant of such Option.
4.    Options and Stock Appreciation Rights.
Each Option and SAR will have such terms and conditions as determined by the Board. Each Option will be designated in writing as an Incentive Stock Option or Nonstatutory Stock Option at the time of grant; provided, however, that if an Option is not so designated, then such Option will be a Nonstatutory Stock Option, and the shares purchased upon exercise of each type of Option will be separately accounted for. The terms and conditions of separate Options and SARs need not be identical; provided, however, that each Option Agreement and SAR Agreement will conform (through incorporation of provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:
(a) Term. Subject to Section 3(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten years from the date of grant of such Award or such shorter period specified in the Award Agreement.
(b) Exercise or Strike Price. Subject to Section 3(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will not be less than 100% of the Fair Market Value on the date of grant of such Award. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value on the date of grant of such Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Change in Control and in a manner consistent with the provisions of Sections 409A and, if applicable, 424(a) of the Code. Each SAR will be denominated in shares of Common Stock equivalents.
(c) Exercise Procedure and Payment of Exercise Price for Options. In order to exercise an Option, the Participant must provide notice of exercise to the Plan Administrator in accordance with the procedures specified in the Option Agreement. The Board has the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The exercise price of an Option may be paid, to the extent permitted by Applicable Law and as determined by the Board, by one or more of the following methods of payment to the extent set forth in the Option Agreement:

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(i) by cash or check, bank draft or money order payable to the Company;
(ii) pursuant to a “cashless exercise” program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the Common Stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the exercise price to the Company from the sales proceeds;
(iii) by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock that are already owned by the Participant free and clear of any liens, claims, encumbrances or security interests, with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (A) at the time of exercise the Common Stock is publicly traded, (B) any remaining balance of the exercise price not satisfied by such delivery is paid by the Participant in cash or other permitted form of payment, (C) such delivery would not violate any Applicable Law or agreement restricting the redemption of the Common Stock, (D) any certificated shares are endorsed or accompanied by an executed assignment separate from certificate, and (E) such shares have been held by the Participant for any minimum period necessary to avoid adverse accounting treatment as a result of such delivery;
(iv) if the Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (A) any remaining balance of the exercise price not satisfied by such net exercise is paid by the Participant in cash or other permitted form of payment, and (B) shares of Common Stock will no longer be subject to such Option and will not be exercisable thereafter to the extent that shares issuable upon exercise are reduced to pay the exercise price pursuant to such “net exercise;” or
(v) in any other form of consideration that may be acceptable to the Board and permissible under Applicable Law.
(d) Exercise Procedure and Payment of Appreciation Distribution for SARs. In order to exercise any SAR, the Participant must provide notice of exercise to the Plan Administrator in accordance with the SAR Agreement. The appreciation distribution payable to a Participant upon the exercise of a SAR will not be greater than an amount equal to the excess of (i) the aggregate Fair Market Value on the date of exercise of a number of shares of Common Stock equal to the number of Common Stock equivalents that are vested and being exercised under such SAR, over (ii) the strike price of such SAR. Such appreciation distribution may be paid to the Participant in the form of Common Stock or cash (or any combination of Common Stock and cash) or in any other form of payment, as determined by the Board and specified in the SAR Agreement.
(e) Transferability. Options and SARs may not be transferred to third-party financial institutions without stockholder approval. The Board may impose such additional limitations on the transferability of an Option or SAR. In the absence of any such determination, the following restrictions on the transferability of Options and SARs will apply, provided that except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration and provided, further, that if an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer:
(i) Restrictions on Transfer. An Option or SAR will not be transferable, except by will or by the laws of descent and distribution, and will be exercisable during the lifetime of the Participant only by the Participant; provided, however, that the Board may permit transfer of an Option or SAR in a manner that is not prohibited by applicable tax and securities laws upon the Participant’s request, including to a trust if the Participant is considered to be the sole beneficial owner of such trust (as determined under Section 671 of the Code and applicable state law) while such Option or SAR is held in such trust, provided that the Participant and the trustee enter into a transfer and other agreements required by the Company.
(ii) Domestic Relations Orders. Notwithstanding the foregoing, subject to the execution of transfer documentation in a format acceptable to the Company, an Option or SAR may be transferred pursuant to a domestic relations order.
(f) Vesting. Subject to Section 10(a), the Board may impose such restrictions on or conditions to the vesting and/or exercisability of an Option or SAR as determined by the Board and which may vary. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Options and SARs will cease upon termination of the Participant’s Continuous Service.

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(g) Termination of Continuous Service. Subject to Section 4(h), if a Participant’s Continuous Service terminates for any reason other than for Cause, the Participant may exercise his or her Option or SAR to the extent vested, but only within the following period of time or, if applicable, such other period of time provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate; provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)):
(i) three months following the date of such termination if such termination is a termination without Cause (other than any termination due to the Participant’s Disability or death);
(ii) 12 months following the date of such termination if such termination is due to the Participant’s Disability;
(iii) 18 months following the date of such termination if such termination is due to the Participant’s death; or
(iv) 18 months following the date of the Participant’s death if such death occurs following the date of such termination but during the period such Award is otherwise exercisable (as provided in (i) or (ii) above).
Following the date of such termination, to the extent the Participant does not exercise such Award within the applicable Post-Termination Exercise Period (or, if earlier, prior to the expiration of the maximum term of such Award), such unexercised portion of the Award will terminate, and the Participant will have no further right, title or interest in the terminated Award, the shares of Common Stock subject to the terminated Award, or any consideration in respect of the terminated Award.
(h) Extension of Exercisability. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason other than for Cause and, at any time during the last thirty days of the applicable Post-Termination Exercise Period: (i) the exercise of the Participant’s Option or SAR would be prohibited solely because the issuance of shares of Common Stock upon such exercise would violate Applicable Law, or (ii) the immediate sale of any shares of Common Stock issued upon such exercise would violate the Company’s Trading Policy, then the applicable Post-Termination Exercise Period will be extended to the last day of the calendar month that commences following the date the Award would otherwise expire, with an additional extension of the exercise period to the last day of the next calendar month to apply if any of the foregoing restrictions apply at any time during such extended exercise period, generally without limitation as to the maximum permitted number of extensions); provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)).
(i) Termination of Continuous Service for Cause. Except as explicitly otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service is terminated for Cause, the Participant’s Options and SARs will terminate and be forfeited immediately upon such termination of Continuous Service, and the Participant will be prohibited from exercising any portion (including any vested portion) of such Awards on and after the date of such termination of Continuous Service and the Participant will have no further right, title or interest in such forfeited Award, the shares of Common Stock subject to the forfeited Award, or any consideration in respect of the forfeited Award.
(j) Non-Exempt Employees. No Option or SAR, whether or not vested, granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, will be first exercisable for any shares of Common Stock until at least six months following the date of grant of such Award. Notwithstanding the foregoing, in accordance with the provisions of the Worker Economic Opportunity Act, any vested portion of such Award may be exercised earlier than six months following the date of grant of such Award in the event of (i) such Participant’s death or Disability, (ii) a Change in Control in which such Award is not assumed, continued or substituted, or (iii) such Participant’s retirement (as such term may be defined in the Award Agreement or another applicable agreement or, in the absence of any such definition, in accordance with the Company’s then current employment policies and guidelines). This Section 4(j) is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay.
(k) Whole Shares. Options and SARs may be exercised only with respect to whole shares of Common Stock or their equivalents.

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5.    Awards Other Than Options and Stock Appreciation Rights.
(a) Restricted Stock Awards and RSU Awards. Each Restricted Stock Award and RSU Award will have such terms and conditions as determined by the Board. The terms and conditions of separate Restricted Stock Awards and RSU Awards need not be identical; provided, however, that each Restricted Stock Award Agreement and RSU Award Agreement will conform (through incorporation of the provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:
(i) Form of Award.
(1) To the extent consistent with the Company’s Bylaws, at the Board’s election, shares of Common Stock subject to a Restricted Stock Award may be (i) held in book entry form subject to the Company’s instructions until such shares become vested or any other restrictions lapse, or (ii) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. Unless otherwise determined by the Board, a Participant will have voting and other rights as a stockholder of the Company with respect to any shares subject to a Restricted Stock Award.
(2) A RSU Award represents a Participant’s right to be issued on a future date the number of shares of Common Stock that is equal to the number of restricted stock units subject to the RSU Award. As a holder of a RSU Award, a Participant is an unsecured creditor of the Company with respect to the Company’s unfunded obligation, if any, to issue shares of Common Stock in settlement of such Award and nothing contained in the Plan or any RSU Award Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between a Participant and the Company or an Affiliate or any other person. A Participant will not have voting or any other rights as a stockholder of the Company with respect to any RSU Award (unless and until shares are actually issued in settlement of a vested RSU Award).
(ii) Consideration.
(1) A Restricted Stock Award may be granted in consideration for (A) cash or check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of consideration (including future services) as the Board may determine and permissible under Applicable Law.
(2) Unless otherwise determined by the Board at the time of grant, a RSU Award will be granted in consideration for the Participant’s services to the Company or an Affiliate, such that the Participant will not be required to make any payment to the Company (other than such services) with respect to the grant or vesting of the RSU Award, or the issuance of any shares of Common Stock pursuant to the RSU Award. If, at the time of grant, the Board determines that any consideration must be paid by the Participant (in a form other than the Participant’s services to the Company or an Affiliate) upon the issuance of any shares of Common Stock in settlement of the RSU Award, such consideration may be paid in any form of consideration as the Board may determine and permissible under Applicable Law.
(iii) Vesting. Subject to Section 10(a), the Board may impose such restrictions on or conditions to the vesting of a Restricted Stock Award or RSU Award as determined by the Board and which may vary. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Restricted Stock Awards and RSU Awards will cease upon termination of the Participant’s Continuous Service.
(iv) Termination of Continuous Service. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason, (i) the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant under his or her Restricted Stock Award that have not vested as of the date of such termination as set forth in the Restricted Stock Award Agreement and (ii) any portion of his or her RSU Award that has not vested will be forfeited upon such termination and the Participant will have no further right, title or interest in the RSU Award, the shares of Common Stock issuable pursuant to the RSU Award, or any consideration in respect of the RSU Award.
(v) Settlement of RSU Awards. A RSU Award may be settled by the issuance of shares of Common Stock or cash (or any combination thereof) or in any other form of payment, as determined by the Board and specified in the RSU Award Agreement. At the time of grant, the Board may determine to impose such restrictions or conditions that delay such delivery to a date following the vesting of the RSU Award.

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(b) Performance Awards. With respect to any Performance Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, the other terms and conditions of such Award, and the measure of whether and to what degree such Performance Goals have been attained will be determined by the Board. In addition, to the extent permitted by Applicable Law and set forth in the applicable Award Agreement, the Board may determine that cash may be used in payment of Performance Awards.
(c) Other Awards. Other forms of Awards valued in whole or in part by reference to, or otherwise based on, Common Stock may be granted either alone or in addition to Awards provided for under Section 4 and the preceding provisions of this Section 5. Subject to the provisions of the Plan, the Board will have sole and complete discretion to determine the persons to whom and the time or times at which such Other Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Awards and all other terms and conditions of such Other Awards.
6.    Adjustments upon Changes in Common Stock; Other Corporate Events.
(a) Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board shall appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 2(a), (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 2(b), (iii) the class(es) and number of securities to be granted pursuant to the Automatic Grant Program, and (iv) the class(es) and number of securities and exercise price, strike price or purchase price of stock subject to outstanding Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. Notwithstanding the provisions of this Section 6(a), no fractional shares or rights for fractional shares of Common Stock shall be created pursuant to this Section 6(a). The Board shall determine an equivalent benefit for any fractional shares or fractional shares that might be created by the adjustments referred to in this Section 6(a).
(b) Dissolution or Liquidation. Except as otherwise provided in the Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Awards (other than Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Award is providing Continuous Service, provided, however, that the Board may determine to cause some or all Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.
(c) Change in Control. The following provisions will apply to Awards in the event of a Change in Control unless otherwise provided in the instrument evidencing the Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of the Award.
(i) Awards May Be Assumed. In the event of a Change in Control, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Awards outstanding under the Plan or may substitute similar stock awards for Awards outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Change in Control), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Change in Control. A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of an Award or substitute a similar stock award for only a portion of an Award, or may choose to assume or continue the Awards held by some, but not all Participants. The terms of any assumption, continuation or substitution will be set by the Board.
(ii) Awards Held by Current Eligible Participants. In the event of a Change in Control in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by Participants who are Employees or Directors and whose Continuous Service has not terminated prior to the effective time of the Change in Control (referred to as the “Current Eligible Participants”), the vesting of such Awards (and, with respect to Options and Stock Appreciation Rights, the time when such Awards may be exercised) will be accelerated in full (and with respect to Performance Awards, vesting will be deemed to be satisfied at the target level of performance) to a date prior to the effective time of such Change in Control (contingent

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upon the effectiveness of the Change in Control) as the Board determines (or, if the Board does not determine such a date, to the date that is five (5) days prior to the effective time of the Change in Control), and such Awards will terminate if not exercised (if applicable) at or prior to the effective time of the Change in Control, and any reacquisition or repurchase rights held by the Company with respect to such Awards will lapse (contingent upon the effectiveness of the Change in Control).
(iii) Awards Held by Persons other than Current Eligible Participants. In the event of a Change in Control in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar stock awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by persons other than Current Eligible Participants, such Awards will terminate if not exercised (if applicable) prior to the effective time of the Change in Control; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Awards will not terminate and may continue to be exercised notwithstanding the Change in Control.
(iv) Payment for Awards in Lieu of Exercise. Notwithstanding the foregoing, in the event an Award will terminate if not exercised prior to the effective time of a Change in Control, the Board may provide, in its sole discretion, that the holder of such Award may not exercise such Award but will receive a payment, in such form as may be determined by the Board, equal in value, at the effective time, to the excess, if any, of (A) the value of the property the Participant would have received upon the exercise of the Award (including, at the discretion of the Board, any unvested portion of such Award), over (B) any exercise price payable by such holder in connection with such exercise.
(d) Appointment of Stockholder Representative. As a condition to the receipt of an Award under this Plan, a Participant will be deemed to have agreed that the Award will be subject to the terms of any agreement governing a Change in Control involving the Company, including, without limitation, a provision for the appointment of a stockholder representative that is authorized to act on the Participant’s behalf with respect to any escrow, indemnities and any contingent consideration.
(e) No Restriction on Right to Undertake Transactions. The grant of any Award under the Plan and the issuance of shares pursuant to any Award does not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, rights or options to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
7.    Automatic Grants To Eligible Directors.
(a) General. The Automatic Grant Program set forth in this Section 7 provides that Eligible Directors shall automatically receive the grant of certain Awards at designated intervals over their period of Continuous Service on the Board. For the avoidance of doubt, Awards granted under this Automatic Grant Program are subject to all the terms and conditions of the Plan. Each Option granted under this Automatic Grant Program shall (i) be a Nonstatutory Stock Option, (ii) have an exercise price equal to one hundred percent (100%) of the Fair Market Value on the date the Option is granted, and (iii) have a maximum term of 10 years. For the avoidance of doubt, any shares of Common Stock issued pursuant to Awards granted under the Automatic Grant Program which may vest any earlier than 12 months following the date of grant will count against the 5% permitted exception to the minimum vesting requirements set forth in Section 10(a).
(b) Initial Awards. (i) If an Eligible Director is first elected or appointed to serve on the Board on or after the Annual Meeting in 2024, such person shall, upon the date of his or her initial election or appointment as an Eligible Director, be granted an Option to purchase 75,000 shares of Common Stock and a RSU Award in respect of 37,500 shares of Common Stock (each such Option and RSU Award an “Initial Award”). (ii) Notwithstanding Section 7(b)(i), if the aggregate grant date fair value for financial reporting purposes of the Initial Awards (i.e., the Option and RSU Award combined) that would otherwise be granted to an Eligible Director in 2024 or any calendar year thereafter would exceed $350,000, then the number of shares of Common Stock subject to such Option and RSU Award shall each be reduced proportionately (to amounts that are as close to the amounts set forth in Section 7(b)(i) without exceeding such $350,000 limit). (iii) Initial Awards of Options shall vest monthly with respect to 1/36th of the shares over the three year period following the date of grant, subject to the Eligible Director’s Continuous Service through the applicable vesting dates, so that the Option will be fully vested on the third anniversary

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of the date of grant. Initial Awards of RSU Awards shall vest annually with respect to 1/3rd of the shares over the three year period following the date of grant, subject to the Eligible Director’s Continuous Service through the applicable vesting dates, so that the RSU Award will be fully vested on the third anniversary of the date of grant.
(c) Annual Awards. (i) On the date of each Annual Meeting, commencing with the Annual Meeting in 2024, each person who is then an Eligible Director and has served as an Eligible Director for a period of at least three months prior to the date of grant, and will continue serving as an Eligible Director immediately after the date of grant, shall be granted an Option to purchase 50,000 shares of Common Stock and a RSU Award in respect of 25,000 shares of Common Stock (each such Option and RSU Award, an “Annual Award”). (ii) Notwithstanding Section 7(c)(i), if the aggregate grant date fair value for financial reporting purposes of the Annual Awards (i.e., the Option and RSU Award combined) that would otherwise be granted to an Eligible Director in 2024 or any calendar year thereafter would exceed $225,000, then the number of shares of Common Stock subject to such Option and RSU Award shall each be reduced proportionately (to amounts that are as close to the amounts set forth in Section 7(c)(i) without exceeding such $225,000 limit). (iii) Annual Awards of Options shall vest monthly with respect to 1/12th of the shares over the one (1) year period following the date of grant, subject to the Eligible Director’s Continuous Service through the applicable vesting dates, so that the Option will be fully vested on the first anniversary of the date of grant. Annual Awards of RSU Awards shall fully vest on the earlier of (i) the first anniversary of the date of grant or (ii) the day prior to the next Annual Meeting, subject to the Eligible Director’s Continuous Service through such date.
(d) Vesting Upon Change in Control or Hostile Take-Over. Each Option and RSU Award granted pursuant to this Automatic Grant Program shall automatically fully accelerate vesting immediately prior to the effectiveness of a Change in Control or Hostile Take-Over, subject to the Eligible Director’s Continuous Service through the date of the Change in Control or Hostile Take-Over, as applicable.
(e) Vesting Upon Death or Disability. If the Eligible Director’s Continuous Service terminates due to death or Disability, such Eligible Director’s Options and RSU Awards granted pursuant to this Automatic Grant Program shall automatically fully vest.
8.    Administration.
(a) Administration by Board. The Board will administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in Section 8(d).
(b) Powers of Board. Except with respect to the Automatic Grant Program, the Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:
(i) To determine from time to time (A) which of the persons eligible under the Plan will be granted Awards; (B) when and how each Award will be granted; (C) what type or combination of types of Award will be granted; (D) the provisions of each Award granted (which need not be identical), including the time or times when a person will be permitted to receive cash or Common Stock pursuant to an Award; (E) the number of shares of Common Stock with respect to which an Award will be granted to each such person; and (F) the Fair Market Value applicable to an Award.
(ii) To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement in a manner and to the extent it deems necessary or expedient to make the Plan or Award fully effective.
(iii) To settle all controversies regarding the Plan and Awards granted under it.
(iv) To accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest, notwithstanding the provisions in the Award Agreement stating the time at which it may first be exercised or the time during which it will vest, including in connection with a Change in Control or Hostile Take-Over.
(v) To prohibit the exercise of any Option, SAR or other exercisable Award during a period of up to thirty days prior to the consummation of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Common Stock or the share price of the Common Stock including any Change in Control, for reasons of administrative convenience.

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(vi) To suspend or terminate the Plan at any time. Suspension or termination of the Plan will not impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant.
(vii) To amend the Plan in any respect the Board deems necessary or advisable, provided that stockholder approval will be required to the extent required by Applicable Law. Except as provided above, rights under any Award granted before amendment of the Plan will not be impaired by any amendment of the Plan unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.
(viii) To submit any amendment to the Plan for stockholder approval.
(ix) To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided, however, that except with respect to amendments that disqualify or impair the status of an Incentive Stock Option, a Participant’s rights under any Award will not be impaired by any such amendment unless (A) the Company requests the consent of the affected Participant, and (B) such Participant consents in writing. Notwithstanding the foregoing, (1) a Participant’s rights will not be deemed to have been impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights, including, but not limited, to, an amendment that imposes reasonable restrictions on the minimum number of shares subject to an Option that may be exercised, and (2) subject to the limitations of Applicable Law, if any, the Board may amend the terms of any one or more Awards without the affected Participant’s consent (A) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (B) to change the terms of an Incentive Stock Option, if such change results in impairment of the Award solely because it impairs the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (C) to clarify the manner of exemption from, or to bring the Award into compliance with or qualify it for an exemption from, Section 409A; or (D) to comply with other Applicable Laws.
(x) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.
(xi) To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States.
(c) Administration of Automatic Grant Program. The Board shall have the power, subject to and within the limitations of, the express provisions of the Automatic Grant Program:
(i) To determine the provisions of each Award to the extent not specified in the Automatic Grant Program.
(ii) To construe and interpret the Automatic Grant Program and the Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Automatic Grant Program or in any Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Automatic Grant Program fully effective.
(iii) To amend the terms of the Automatic Grant Program or an Award granted thereunder, except that rights under any such Award granted before amendment of the Automatic Grant Program shall not be impaired by any amendment of the Automatic Grant Program unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.
(iv) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Automatic Grant Program.
(d) Delegation to Committee.
(i) General. The Board may delegate some or all of the administration of the Plan (except the Automatic Grant Program) to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the

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provisions of the Plan, as may be adopted from time to time by the Board. The Committee may, at any time, abolish the subcommittee and/or revest in the Committee any powers delegated to the subcommittee. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated. As of the Effective Date, the Board has delegated administration of the Plan to the Compensation Committee.
(ii) Rule 16b-3 Compliance. The Committee may consist solely of two or more Non-Employee Directors, in accordance with Rule 16b-3. In addition, the Board or the Committee, in its sole discretion, may delegate to a Committee who need not be Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.
(e) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board or any Committee in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.
(f) Cancellation and Re-Grant of Awards. Neither the Board nor any Committee will have the authority to: (i) reduce the exercise price or strike price of any outstanding Options or SARs under the Plan, or (ii) cancel any outstanding Options or SARs that have an exercise price or strike price greater than the current Fair Market Value in exchange for cash or other Awards under the Plan, unless the stockholders of the Company have approved such an action within twelve months prior to such an event.
(g) Delegation to Other Person or Body. The Board or any Committee may delegate to one or more persons or bodies the authority to do one or more of the following to the extent permitted by applicable law: (i) designate recipients, other than Officers, of Awards, provided that no person or body may be delegated authority to grant an Award to themself; (ii) determine the number of shares of Common Stock subject to such Awards; and (iii) determine the terms of such Awards; provided, however, that the Board or Committee action regarding such delegation will fix the terms of such delegation in accordance with applicable law, including without limitation Sections 152 and 157 of the Delaware General Corporation Law. Unless provided otherwise in the Board or Committee action regarding such delegation, each Award granted pursuant to this section will be granted on the applicable form of Award Agreement most recently approved for use by the Board or the Committee, with any modifications necessary to incorporate or reflect the terms of such Award. Notwithstanding anything to the contrary herein, neither the Board nor any Committee may delegate to any person or body (who is not a Director or that is not comprised solely of Directors, respectively) the authority to determine the Fair Market Value pursuant to Section 15(c)(c)(iii).
9.    Tax Withholding
(a) Withholding Authorization. As a condition to acceptance of any Award under the Plan, a Participant authorizes withholding from payroll and any other amounts payable to such Participant, and otherwise agree to make adequate provision for (including), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or an Affiliate, if any, which arise in connection with the exercise, vesting or settlement of such Award, as applicable. Accordingly, a Participant may not be able to exercise an Award even though the Award is vested, and the Company shall have no obligation to issue shares of Common Stock subject to an Award, unless and until such obligations are satisfied.
(b) Satisfaction of Withholding Obligation. To the extent permitted by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any federal, state, local or foreign tax withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; (v) by means of a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board; or (vi) by such other method as may be set forth in the Award Agreement.
(c) Withholding Indemnification. As a condition to accepting an Award under the Plan, in the event that the amount of the Company’s withholding obligation in connection with such Award was greater than the amount actually withheld by the Company, each Participant agrees to indemnify and hold the Company harmless from any failure by the Company to withhold the proper amount.

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10.    Miscellaneous.
(a) Minimum Vesting Requirements. No Award may vest (or, if applicable, be exercisable) until at least twelve (12) months following the date of grant of the Award; provided, however, that shares of Common Stock up to five percent (5%) of the Share Reserve may be issued pursuant to Awards that do not meet such vesting (and, if applicable, exercisability) requirements.
(b) Dividends and Dividend Equivalents.
(i) Dividends or dividend equivalents may not be paid or credited to Options or SARs.
(ii) With respect to any Award other than an Option or SAR, dividends or dividend equivalents may be paid or credited, as applicable, with respect to any shares of Common Stock subject to such Award, as determined by the Board and specified in the applicable Award Agreement; provided, however, that (i) no dividends or dividend equivalents may be paid with respect to any such shares before the date such shares have vested under the terms of such Award Agreement, (ii) any dividends or dividend equivalents that are credited with respect to any such shares will be subject to all of the terms and conditions applicable to such shares under the terms of such Award Agreement (including, but not limited to, any vesting conditions), and (iii) any dividends or dividend equivalents that are credited with respect to any such shares will be forfeited to the Company on the date, if any, such shares are forfeited to or repurchased by the Company due to a failure to meet any vesting conditions under the terms of such Award Agreement.
(c) Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.
(d) Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Awards will constitute general funds of the Company.
(e) Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action approving the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the papering of the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.
(f) Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until (i) such Participant has satisfied all requirements for exercise of the Award pursuant to its terms, if applicable, and (ii) the issuance of the Common Stock subject to such Award is reflected in the records of the Company.
(g) No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or affect the right of the Company or an Affiliate to terminate at will and without regard to any future vesting opportunity that a Participant may have with respect to any Award (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be. Further, nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award will constitute any promise or commitment by the Company or an Affiliate regarding the fact or nature of future positions, future work assignments, future compensation or any other term or condition of employment or service or confer any right or benefit under the Award or the Plan unless such right or benefit has specifically accrued under the terms of the Award Agreement and/or Plan.
(h) Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the

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date of grant of any Award to the Participant, the Board may determine, to the extent permitted by Applicable Law, to (x) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (y) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.
(i) Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).
(j) Execution of Additional Documents. As a condition to accepting an Award under the Plan, the Participant agrees to execute any additional documents or instruments necessary or desirable, as determined in the Plan Administrator’s sole discretion, to carry out the purposes or intent of the Award, or facilitate compliance with securities and/or other regulatory requirements, in each case at the Plan Administrator’s request.
(k) Electronic Delivery and Participation. Any reference herein or in an Award Agreement to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access). By accepting any Award the Participant consents to receive documents by electronic delivery and to participate in the Plan through any on-line electronic system established and maintained by the Plan Administrator or another third party selected by the Plan Administrator. The form of delivery of any Common Stock (e.g., a stock certificate or electronic entry evidencing such shares) shall be determined by the Company.
(l) Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with (1) the Sangamo Therapeutics, Inc. Incentive Compensation Recoupment Policy, (2) any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Law, and (3) any other clawback policy that the Company adopts. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a Participant’s right to voluntarily terminate employment upon a “resignation for good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company.
(m) Securities Law Compliance. A Participant will not be issued any shares in respect of an Award unless either (i) the shares are registered under the Securities Act; or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Each Award also must comply with other Applicable Law governing the Award, and a Participant will not receive such shares if the Company determines that such receipt would not be in material compliance with Applicable Law.
(n) Transfer or Assignment of Awards; Issued Shares. Except as expressly provided in the Plan or the form of Award Agreement, Awards granted under the Plan may not be transferred or assigned by the Participant. After the vested shares subject to an Award have been issued, or in the case of Restricted Stock and similar awards, after the issued shares have vested, the holder of such shares is free to assign, hypothecate, donate, encumber or otherwise dispose of any interest in such shares provided that any such actions are in compliance with the provisions herein, the terms of the Trading Policy and Applicable Law. Notwithstanding the foregoing or anything in the Plan or an Award Agreement to the contrary, no Award may be transferred to any third-party financial institution without stockholder approval.
(o) Effect on Other Employee Benefit Plans. The value of any Award granted under the Plan, as determined upon grant, vesting or settlement, shall not be included as compensation, earnings, salaries, or other similar terms used when calculating any Participant’s benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.

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(p) Deferrals. To the extent permitted by Applicable Law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may also establish programs and procedures for deferral elections to be made by Participants. Deferrals by will be made in accordance with the requirements of Section 409A.
(q) Section 409A. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A, and, to the extent not so exempt, in compliance with the requirements of Section 409A. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A is a “specified employee” for purposes of Section 409A, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A without regard to alternative definitions thereunder) will be issued or paid before the date that is six months and one day following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.
(r) Data Privacy. By accepting an Award granted under the Plan, a Participant thereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of such Participant’s personal data as described herein by and among, as applicable, the Employer, and the Company and its other Affiliates and the Plan Administrator for the exclusive purpose of implementing, administering and managing such Participant’s participation in the Plan. Each Participant understands that the Company and the Employer may hold certain personal information about such Participant, including, but not limited to, the Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all Awards or any other entitlement to ordinary shares awarded, canceled, exercised, vested, unvested or outstanding in the Participant’s favor, for the purpose of implementing, administering and managing the Plan (the “Data”). Each Participant understands that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in the Participant’s country or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than the Participant’s country. Each Participant understands that such Participant may request a list with the names and addresses of any potential recipients of the Data by contacting the Participant’s local human resources representative. Each Participant authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom such Participant may elect to deposit any ordinary shares acquired pursuant to an Award. Each Participant understands that Data will be held only as long as is necessary to implement, administer and manage such Participant’s participation in the Plan. Each Participant understands that such Participant may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, without cost, by contacting in writing such Participant’s local human resources representative. Each Participant understands, however, that refusing or withdrawing such Participant’s consent may affect such Participant’s ability to participate in the Plan. For more information on the consequences of refusal to consent or withdrawal of consent, each Participant understands that such Participant may contact his or her local human resources representative.
(s) Choice of Law. This Plan and any controversy arising out of or relating to this Plan shall be governed by, and construed in accordance with, the internal laws of the State of California, without regard to conflict of law principles that would result in any application of any law other than the law of the State of California.
11.    Covenants of the Company.
(a) Securities Law Compliance. The Company will seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards;

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provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained. A Participant is not eligible for the grant of an Award or the subsequent issuance of Common Stock pursuant to the Award if such grant or issuance would be in violation of any Applicable Law.
(b) No Obligation to Notify or Minimize Taxes; No Liability for Taxes. The Company has no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Award. Furthermore, the Company has no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award and will not be liable to any holder of an Award for any adverse tax consequences to such holder in connection with an Award. As a condition to accepting an Award under the Plan, each Participant (i) agrees to not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from such Award or other Company compensation and (ii) acknowledges that such Participant was advised to consult with his or her own personal tax, financial and other legal advisors regarding the tax consequences of the Award and has either done so or knowingly and voluntarily declined to do so. Additionally, each Participant acknowledges any Option or SAR granted under the Plan is exempt from Section 409A only if the exercise or strike price is at least equal to the “fair market value” of the Common Stock on the date of grant as determined by the Internal Revenue Service and there is no other impermissible deferral of compensation associated with the Award. Additionally, as a condition to accepting an Option or SAR granted under the Plan, each Participant agrees not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates in the event that the Internal Revenue Service asserts that such exercise price or strike price is less than the “fair market value” of the Common Stock on the date of grant as subsequently determined by the Internal Revenue Service.
12.    Additional Rules for Awards Subject to Section 409A.
(a) Application. Unless the provisions of this Section 12 of the Plan are expressly superseded by the provisions in the form of Award Agreement, the provisions of this Section 12 shall apply and shall supersede anything to the contrary set forth in the Award Agreement for a Non-Exempt Award.
(b) Non-Exempt Awards Subject to Non-Exempt Severance Arrangements. To the extent a Non-Exempt Award is subject to Section 409A due to application of a Non-Exempt Severance Arrangement, the following provisions of Section 12(b) apply.
(i) If the Non-Exempt Award vests in the ordinary course during the Participant’s Continuous Service in accordance with the vesting schedule set forth in the Award Agreement, and does not accelerate vesting under the terms of a Non-Exempt Severance Arrangement, in no event will the shares be issued in respect of such Non-Exempt Award any later than the later of: (i) December 31st of the calendar year that includes the applicable vesting date, or (ii) the 60th day that follows the applicable vesting date; or (iii) any date that is permitted without incurring adverse tax consequences under Section 409A.
(ii) If vesting of the Non-Exempt Award accelerates under the terms of a Non-Exempt Severance Arrangement in connection with the Participant’s Separation from Service, and such vesting acceleration provisions were in effect as of the date of grant of the Non-Exempt Award and, therefore, are part of the terms of such Non-Exempt Award as of the date of grant, then the shares will be earlier issued in settlement of such Non-Exempt Award upon the Participant’s Separation from Service in accordance with the terms of the Non-Exempt Severance Arrangement, but in no event later than the 60th day that follows the date of the Participant’s Separation from Service. However, if at the time the shares would otherwise be issued the Participant is subject to the distribution limitations contained in Section 409A applicable to “specified employees,” as defined in Section 409A(a)(2)(B)(i) of the Code, such shares shall not be issued before the date that is six months following the date of such Participant’s Separation from Service, or, if earlier, the date of the Participant’s death that occurs within such six month period.
(iii) If vesting of a Non-Exempt Award accelerates under the terms of a Non-Exempt Severance Arrangement in connection with a Participant’s Separation from Service, and such vesting acceleration provisions were not in effect as of the date of grant of the Non-Exempt Award and, therefore, are not a part of the terms of such Non-Exempt Award on the date of grant, then such acceleration of

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vesting of the Non-Exempt Award shall not accelerate the issuance date of the shares, but the shares shall instead be issued on the same schedule as set forth in the Grant Notice as if they had vested in the ordinary course during the Participant’s Continuous Service, notwithstanding the vesting acceleration of the Non-Exempt Award. Such issuance schedule is intended to satisfy the requirements of payment on a specified date or pursuant to a fixed schedule, as provided under Treasury Regulations Section 1.409A-3(a)(4).
(c) Treatment of Non-Exempt Awards Upon a Change in Control for Employees and Consultants. The provisions of this Section 12(c) shall apply and shall supersede anything to the contrary set forth in the Plan with respect to the permitted treatment of any Non-Exempt Award in connection with a Change in Control if the Participant was either an Employee or Consultant upon the applicable date of grant of the Non-Exempt Award.
(i) Vested Non-Exempt Awards: The following provisions shall apply to any Vested Non-Exempt Award in connection with a Change in Control:
(1) If the Change in Control is also a Section 409A Change of Control, then the Acquiring Entity may not assume, continue or substitute the Vested Non-Exempt Award. Upon the Section 409A Change of Control the settlement of the Vested Non-Exempt Award will automatically be accelerated and the shares will be immediately issued in respect of the Vested Non-Exempt Award. Alternatively, the Company may instead provide that the Participant will receive a cash settlement equal to the Fair Market Value of the shares that would otherwise be issued to the Participant upon the Section 409A Change of Control.
(2) If the Change in Control is not also a Section 409A Change of Control, then the Acquiring Entity must either assume, continue or substitute each Vested Non-Exempt Award. The shares to be issued in respect of the Vested Non-Exempt Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Change in Control had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of the Fair Market Value of the shares made on the date of the Change in Control.
(ii) Unvested Non-Exempt Awards. The following provisions shall apply to any Unvested Non-Exempt Award unless otherwise determined by the Board pursuant to Section 12(e).
(1) In the event of a Change in Control, the Acquiring Entity shall assume, continue or substitute any Unvested Non-Exempt Award. Unless otherwise determined by the Board, any Unvested Non-Exempt Award will remain subject to the same vesting and forfeiture restrictions that were applicable to the Award prior to the Change in Control. The shares to be issued in respect of any Unvested Non-Exempt Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Change in Control had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of Fair Market Value of the shares made on the date of the Change in Control.
(2) If the Acquiring Entity will not assume, substitute or continue any Unvested Non-Exempt Award in connection with a Change in Control, then such Award shall automatically terminate and be forfeited upon the Change in Control with no consideration payable to any Participant in respect of such forfeited Unvested Non-Exempt Award. Notwithstanding the foregoing, to the extent permitted and in compliance with the requirements of Section 409A, the Board may in its discretion determine to elect to accelerate the vesting and settlement of the Unvested Non-Exempt Award upon the Change in Control, or instead substitute a cash payment equal to the Fair Market Value of such shares that would otherwise be issued to the Participant, as further provided in Section 12(e)(ii) below. In the absence of such discretionary election by the Board, any Unvested Non-Exempt Award shall be forfeited without payment of any consideration to the affected Participants if the Acquiring Entity will not assume, substitute or continue the Unvested Non-Exempt Awards in connection with the Change in Control.
(3) The foregoing treatment shall apply with respect to all Unvested Non-Exempt Awards upon any Change in Control, and regardless of whether or not such Change in Control is also a Section 409A Change of Control.

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(d) Treatment of Non-Exempt Awards Upon a Change in Control for Non-Employee Directors. The following provisions of this Section 12(d) shall apply and shall supersede anything to the contrary that may be set forth in the Plan with respect to the permitted treatment of a Non-Exempt Director Award in connection with a Change in Control.
(i) If the Change in Control is also a Section 409A Change of Control, then the Acquiring Entity may not assume, continue or substitute the Non-Exempt Director Award. Upon the Section 409A Change of Control the vesting and settlement of any Non-Exempt Director Award will automatically be accelerated and the shares will be immediately issued to the Participant in respect of the Non-Exempt Director Award. Alternatively, the Company may provide that the Participant will instead receive a cash settlement equal to the Fair Market Value of the shares that would otherwise be issued to the Participant upon the Section 409A Change of Control pursuant to the preceding provision.
(ii) If the Change in Control is not also a Section 409A Change of Control, then the Acquiring Entity must either assume, continue or substitute the Non-Exempt Director Award. Unless otherwise determined by the Board, the Non-Exempt Director Award will remain subject to the same vesting and forfeiture restrictions that were applicable to the Award prior to the Change in Control. The shares to be issued in respect of the Non-Exempt Director Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Change in Control had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of Fair Market Value made on the date of the Change in Control.
(e) If the RSU Award is a Non-Exempt Award, then the provisions in this Section 12(e) shall apply and supersede anything to the contrary that may be set forth in the Plan or the Award Agreement with respect to the permitted treatment of such Non-Exempt Award:
(i) Any exercise by the Board of discretion to accelerate the vesting of a Non-Exempt Award shall not result in any acceleration of the scheduled issuance dates for the shares in respect of the Non-Exempt Award unless earlier issuance of the shares upon the applicable vesting dates would be in compliance with the requirements of Section 409A.
(ii) The Company explicitly reserves the right to earlier settle any Non-Exempt Award to the extent permitted and in compliance with the requirements of Section 409A, including pursuant to any of the exemptions available in Treasury Regulations Section 1.409A-3(j)(4)(ix).
(iii) To the extent the terms of any Non-Exempt Award provide that it will be settled upon a Change in Control or Change of Control, to the extent it is required for compliance with the requirements of Section 409A, the Change in Control or Change of Control event triggering settlement must also constitute a Section 409A Change of Control. To the extent the terms of a Non-Exempt Award provides that it will be settled upon a termination of employment or termination of Continuous Service, to the extent it is required for compliance with the requirements of Section 409A, the termination event triggering settlement must also constitute a Separation From Service. However, if at the time the shares would otherwise be issued to a Participant in connection with a “separation from service” such Participant is subject to the distribution limitations contained in Section 409A applicable to “specified employees,” as defined in Section 409A(a)(2)(B)(i) of the Code, such shares shall not be issued before the date that is six months following the date of the Participant’s Separation From Service, or, if earlier, the date of the Participant’s death that occurs within such six month period.
(iv) The provisions in Section 12(e) for delivery of the shares in respect of the settlement of a RSU Award that is a Non-Exempt Award are intended to comply with the requirements of Section 409A so that the delivery of the shares to the Participant in respect of such Non-Exempt Award will not trigger the additional tax imposed under Section 409A, and any ambiguities herein will be so interpreted.
13.    Severability.
If all or any part of the Plan or any Award Agreement is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of the Plan or such Award Agreement not declared to be unlawful or invalid. Any Section of the Plan or any Award Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

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14.    Termination of the Plan.
The Board may suspend or terminate the Plan at any time. No Incentive Stock Options may be granted after the tenth anniversary of the earlier of: (i) the Adoption Date, or (ii) the Effective Date. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.
15. Definitions.
As used in the Plan, the following definitions apply to the capitalized terms indicated below:
(a) “Acquiring Entity” means the surviving or acquiring corporation (or its parent company) in connection with a Change in Control.
(b) “Adoption Date” means the date the Plan is first approved by the Compensation Committee of the Board.
(c) “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 promulgated under the Securities Act. The Board may determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.
(d) “Annual Meeting” means the annual meeting of stockholders of the Company.
(e) “Applicable Law” means shall mean any applicable securities, federal, state, foreign, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, listing rule, regulation, judicial decision, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (or under the authority of the NASDAQ Stock Market or the Financial Industry Regulatory Authority).
(f) “Appreciation Award” means (i) a stock option or stock appreciation right granted under any of the Prior Plans or (ii) an Option or SAR granted under the Plan, in each case with respect to which the exercise or strike price is at least 100% of the Fair Market Value of the Common Stock subject to the option or stock appreciation right, as applicable, on the date of grant.
(g) “Automatic Grant Program” means the grant program in effect for Eligible Directors under Section 7 of the Plan.
(h) “Award” means any right to receive Common Stock granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a RSU Award, a SAR, a Performance Award or any Other Award.
(i) “Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award. The Award Agreement generally consists of the Grant Notice and General Terms and Conditions.
(j) “Board” means the Board of Directors of the Company. Any decision or determination made by the Board shall be a decision or determination that is made in the sole discretion of the Board (or its designee), and such decision or determination shall be final and binding on all Participants.
(k) “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Award after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.
(l) “Cause” has the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events that has a material negative impact on the business or reputation of the Company: (i) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (ii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or of any statutory duty owed to the Company; (iii) such Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; or (iv) such Participant’s gross misconduct. The determination that a termination of the

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Participant’s Continuous Service is either for Cause or without Cause will be made by the Board with respect to Participants who are executive officers of the Company and by the Company’s Chief Executive Officer with respect to Participants who are not executive officers of the Company. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.
(m) “Change in Control” or “Change of Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events constituting a change in ownership or control of the Company; provided, however, to the extent necessary to avoid adverse personal income tax consequences to the Participant in connection with an Award, such transaction also constitutes a Section 409A Change of Control:
(i) a merger, consolidation or other reorganization approved by the Company’s stockholders, unless securities representing more than fifty percent (50%) of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Company’s outstanding voting securities immediately prior to such transaction,
(ii) a stockholder-approved sale, transfer or other disposition of all or substantially all of the Company’s assets in complete liquidation or dissolution of the Company, or
(iii) the closing of any transaction or series of related transactions pursuant to which any person or any group of persons comprising a “group” within the meaning of Rule 13d-5(b)(1) of the Exchange Act (other than the Company or a person that, prior to such transaction or series of related transactions, directly or indirectly controls, is controlled by or is under common control with, the Company) becomes directly or indirectly the beneficial owner (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing (or convertible into or exercisable for securities possessing) more than fifty percent (50%) of the total combined voting power of the Company’s securities (as measured in terms of the power to vote with respect to the election of Board members) outstanding immediately after the consummation of such transaction or series of related transactions, whether such transaction involves a direct issuance from the Company or the acquisition of outstanding securities held by one or more of the Company’s existing stockholders.
Notwithstanding the foregoing or any other provision of this Plan, (A) the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, and (B) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that (1) if no definition of Change in Control (or any analogous term) is set forth in such an individual written agreement, the foregoing definition shall apply; and (2) no Change in Control (or any analogous term) will be deemed to occur with respect to Awards subject to such an individual written agreement without a requirement that the Change in Control (or any analogous term) actually occur.
(n) “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.
(o) “Committee” means the Compensation Committee and any other committee of Directors to whom authority has been delegated by the Board or Compensation Committee in accordance with Section 8(d).
(p) “Common Stock” means the common stock of the Company.
(q) “Company” means Sangamo Therapeutics, Inc., a Delaware corporation.
(r) “Compensation Committee” means the Compensation Committee of the Board.
(s) “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

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(t) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director or Consultant or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law. In addition, to the extent required for exemption from or compliance with Section 409A, the determination of whether there has been a termination of Continuous Service will be made, and such term will be construed, in a manner that is consistent with the definition of “separation from service” as defined under Treasury Regulation Section 1.409A-1(h) (without regard to any alternative definition thereunder).
(u) “Director” means a member of the Board.
(v) “Disability” means, with respect to a Participant, such Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Section 22(e)(3) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.
(w) “Effective Date” means the date of the Annual Meeting in 2018, provided this Plan is approved by the Company’s stockholders at such meeting.
(x) “Eligible Director” means a Director who is not an Employee.
(y) “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.
(z) “Employer” means the Company or the Affiliate of the Company that employs the Participant.
(aa) “Entity” means a corporation, partnership, limited liability company or other entity.
(bb) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
(cc) “Fair Market Value” means, as of any date, the value of the Common Stock (as determined on a per share or aggregate basis, as applicable) determined as follows:
(i) If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value will be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.
(ii) If there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.
(iii) In the absence of such markets for the Common Stock, or if otherwise determined by the Board, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.
(dd) “Full Value Award” means an Award granted under the Plan or an award granted under the Prior Plans that is not an Appreciation Award.

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(ee) “General Terms and Conditions” means the written summary of the general terms and conditions applicable to an Award and which is provided to a Participant along with the Grant Notice.
(ff) “Governmental Body” means any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; (c) governmental or regulatory body, or quasi-governmental body of any nature (including any governmental division, department, administrative agency or bureau, commission, authority, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or Entity and any court or other tribunal, and for the avoidance of doubt, any Tax authority) or other body exercising similar powers or authority; or (d) self-regulatory organization (including the Nasdaq Stock Market and the Financial Industry Regulatory Authority).
(gg) “Grant Notice” means the written notice provided to a Participant that he or she has been granted an Award under the Plan and which includes the name of the Participant, the type of Award, the date of grant of the Award, number of shares of Common Stock subject to the Award (if any), the vesting schedule for the Award (if any) and other key terms applicable to the Award.
(hh) “Hostile Take-Over” means a change in ownership or control of the Company effected through either of the following transactions:
(i) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination, or
(ii) a Hostile Tender-Offer.
(iii) “Hostile Tender-Offer” means the acquisition, directly or indirectly, by any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s stockholders which the Board does not recommend such stockholders to accept.
(jj) “Incentive Stock Option” means an option granted pursuant to Section 4 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.
(kk) “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act, or Regulation S-K, does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.
(ll) “Non-Exempt Award” means any Award that is subject to, and not exempt from, Section 409A, including as the result of (i) a deferral of the issuance of the shares subject to the Award which is elected by the Participant or imposed by the Company, or (ii) the terms of any Non-Exempt Severance Agreement.
(mm) “Non-Exempt Director Award” means a Non-Exempt Award granted to a Participant who was a Director but not an Employee on the applicable grant date.
(nn) “Non-Exempt Severance Arrangement” means a severance arrangement or other agreement between the Participant and the Company that provides for acceleration of vesting of an Award and issuance of the shares in respect of such Award upon the Participant’s termination of employment or separation from service (as such term is defined in Section 409A(a)(2)(A)(i) of the Code (and without regard to any alternative definition thereunder, or Separation from Service, and such severance benefit does not satisfy the requirements for an exemption from application of Section 409A provided under Treasury Regulations Section 1.409A-1(b)(4), 1.409A-1(b)(9) or otherwise.

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(oo) “Nonstatutory Stock Option” means any option granted pursuant to Section 4 of the Plan that does not qualify as an Incentive Stock Option.
(pp) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.
(qq) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.
(rr) “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant and which includes the Option Grant Notice and the Option Terms and Conditions. Each Option Agreement will be subject to the terms and conditions of the Plan.
(ss) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.
(tt) “Other Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 5(c).
(uu) “Other Award Agreement” means a written agreement between the Company and a holder of an Other Award evidencing the terms and conditions of an Other Award grant. Each Other Award Agreement will be subject to the terms and conditions of the Plan.
(vv) “Own,” “Owned,” “Owner,” “Ownership” means that a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.
(ww) “Participant” means an Employee, Director or Consultant to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.
(xx) “Performance Award” means an Award that may vest or may be exercised contingent upon the attainment during a Performance Period of certain Performance Goals and which is granted under the terms and conditions of Section 5(b).
(yy) “Performance Criteria” means the one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board: (i) earnings (including earnings per share and net earnings); (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) earnings before interest, taxes, depreciation, amortization and legal settlements; (v) earnings before interest, taxes, depreciation, amortization, legal settlements and other income (expense); (vi) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense) and stock-based compensation; (vii) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense), stock-based compensation and changes in deferred revenue; (viii) total stockholder return; (ix) return on equity or average stockholder’s equity; (x) return on assets, investment, or capital employed; (xi) stock price; (xii) profit (including gross profit) and/or margin (including gross margin); (xiii) income (before or after taxes); (xiv) operating income; (xv) operating income after taxes; (xvi) pre-tax profit; (xvii) operating cash flow; (xviii) sales or revenue targets; (xix) increases in revenue or product revenue; (xx) expenses and cost reduction goals; (xxi) improvement in or attainment of working capital levels; (xxii) economic value added (or an equivalent metric); (xxiii) market share; (xxiv) cash flow; (xxv) cash flow per share; (xxvi) share price performance; (xxvii) debt reduction; (xxviii) implementation or completion of projects or processes; (xxix) employee retention; (xxx) stockholders’ equity; (xxxi) capital expenditures; (xxxii) debt levels; (xxxiii) operating profit or net operating profit; (xxxiv) workforce diversity; (xxxv) growth of net income or operating income; (xxxvi) billings; (xxxvii) bookings; and (xxxviii) other measures of performance selected by the Board.
(zz) “Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable

Sangamo Therapeutics	A-22	2024 Proxy Statement

Table of Contents	Appendix A
companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; and (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Award Agreement.
(aaa) “Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to vesting or exercise of an Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.
(bbb) “Plan” means this Sangamo Therapeutics, Inc. 2018 Equity Incentive Plan.
(ccc) “Plan Administrator” means the person, persons, and/or third-party administrator designated by the Company to administer the day to day operations of the Plan and the Company’s other equity incentive programs.
(ddd) “Post-Termination Exercise Period” means the period following termination of a Participant’s Continuous Service within which an Option or SAR is exercisable, as specified in Section 4(g).
(eee) “Predecessor Plan” means the Company’s Amended and Restated 2013 Stock Incentive Plan.
(fff) “Prior Plans” means the Predecessor Plan and the Company’s 2004 Stock Incentive Plan (together).
(ggg) “Prior Plans’ Returning Shares” means shares of Common Stock subject to outstanding stock awards granted under the Prior Plans and that following the Effective Date: (A) are not issued because such stock award or any portion thereof expires or otherwise terminates without all of the shares covered by such stock award having been issued; (B) are not issued because such stock award or any portion thereof is settled in cash; or (C) are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required for the vesting of such shares.
(hhh) “Predecessor Plan’s Available Reserve” means the number of shares available for the grant of new awards under the Predecessor Plan as of immediately prior to the Effective Date.
(iii) “Prospectus” means the document containing the Plan information specified in Section 10(a) of the Securities Act.
(jjj) “Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 5(a).
(kkk) “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.

Sangamo Therapeutics	A-23	2024 Proxy Statement

Table of Contents	Appendix A
(lll) “RSU Award” means an Award of restricted stock units representing the right to receive an issuance of shares of Common Stock which is granted pursuant to the terms and conditions of Section 5(a).
(mmm) “RSU Award Agreement” means a written agreement between the Company and a holder of a RSU Award evidencing the terms and conditions of a RSU Award grant. Each RSU Award Agreement will be subject to the terms and conditions of the Plan.
(nnn) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.
(ooo) “Rule 405” means Rule 405 promulgated under the Securities Act.
(ppp) “Section 409A” means Section 409A of the Code and the regulations and other guidance thereunder.
(qqq) “Section 409A Change of Control” means a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the Company’s assets, as provided in Section 409A(a)(2)(A)(v) of the Code and Treasury Regulations Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).
(rrr) “Securities Act” means the Securities Act of 1933, as amended.
(sss) “Share Reserve” means the number of shares available for issuance under the Plan as set forth in Section 2(a), subject to adjustment pursuant to Section 6(a) in connection with Capitalization Adjustments.
(ttt) “SAR” or “Stock Appreciation Right” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 4.
(uuu) “SAR Agreement” means a written agreement between the Company and a holder of a SAR evidencing the terms and conditions of a SAR grant. Each SAR Agreement will be subject to the terms and conditions of the Plan.
(vvv) “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.
(www) “Trading Policy” means the Company’s policy permitting certain individuals to sell Company shares only during certain “window” periods and/or otherwise restricts the ability of certain individuals to transfer or encumber Company shares, as in effect from time to time.
(xxx) “Unvested Non-Exempt Award” means the portion of any Non-Exempt Award that had not vested in accordance with its terms upon or prior to the date of any Change in Control.
(yyy) “Vested Non-Exempt Award” means the portion of any Non-Exempt Award that had vested in accordance with its terms upon or prior to the date of a Change in Control.

Sangamo Therapeutics	A-24	2024 Proxy Statement

Appendix B
CERTIFICATE OF AMENDMENT OF THE
SEVENTH AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
SANGAMO THERAPEUTICS, INC.
Sangamo Therapeutics, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, hereby certifies that:
First: The name of the Corporation is Sangamo Therapeutics, Inc. (the “Corporation”).
Second: The date of filing of the Seventh Amended and Restated Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware was April 11, 2000.
Third: The Board of Directors of the Corporation, acting in accordance with the provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware, adopted resolutions further amending its Seventh Amended and Restated Certificate of Incorporation as follows:
Paragraph A of ARTICLE IV of the Corporation’s Seventh Amended and Restated Certificate of Incorporation be, and it hereby is, amended and restated to read in its entirety as follows:
“A. Classes of Stock. The total number of shares of stock which the Corporation shall have authority to issue is nine hundred sixty-five million (965,000,000), consisting of five million (5,000,000) shares of Preferred Stock, par value $0.01 per share (the “Preferred Stock”), and nine hundred sixty million (960,000,000) shares of Common Stock, par value $0.01 per share (the “Common Stock”).”
Fourth: The foregoing amendment was submitted to the stockholders of the Corporation for their approval, and was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.
In Witness Whereof, this Certificate of Amendment has been signed this _____ day of _____.

Sangamo Therapeutics, Inc.

Sangamo Therapeutics	B-1	2024 Proxy Statement

Sangamo THERAPEUTICS VOTE

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2024 Annual Meeting Proxy Card

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A Proposals – The Board of Directors recommend a vote FOR all nominees named in Proposal 1, and FOR Proposals 2, 3, 4 and 5.

Nominee	For	Against	Abstain
01 - Courtney Beers, Ph.D.	☐	☐	☐
02 - Robert F. Carey	☐	☐	☐
03 - Kenneth J. Hillan, M.B., Ch.B.	☐	☐	☐
04 - Margaret A. Horn, J.D.	☐	☐	☐
05 - Alexander D. Macrae, M.B., Ch.B., Ph.D.	☐	☐	☐
06 - John H. Markels, Ph.D.	☐	☐	☐
07 - James R. Meyers	☐	☐	☐
08 - H. Stewart Parker	☐	☐	☐
09 - Karen L. Smith, M.D., Ph.D., M.B.A., L.L.M.	☐	☐	☐

1 U P X

03Z4JD

The 2024 Annual Meeting of Stockholders of Sangamo Therapeutics, Inc. will be held on Tuesday, June 4, 2024 at 8:30 a.m. Pacific Time, virtually via the internet at meetnow.global/MJQ9LPD.

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Sangamo Therapeutics, Inc.

The undersigned hereby appoints Alexander D. Macrae, M.B., Ch.B., Ph.D. and Scott B. Willoughby and each of them, as proxies of the undersigned, with full power of substitution, to vote all shares of Sangamo Therapeutics, Inc. common stock which the undersigned is entitled to vote on all matters which may properly come before the 2024 Annual Meeting of Stockholders of Sangamo Therapeutics, Inc., to be held on June 4, 2024 at 8:30 a.m. PDT or at any postponement or adjournment thereof.

THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE, BUT IF NO SPECIFICATION IS MADE THEY WILL BE VOTED FOR ALL NOMINEES NAMED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3, 4 AND 5, AND AT THE DISCRETION OF THE PROXY ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

(SEE PROXY STATEMENT FOR DISCUSSION OF ITEMS)

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ACCOMPANYING ENVELOPE.

CONTINUED AND TO BE SIGNED BELOW

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Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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Meeting Attendance

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